As filed with the Securities and Exchange Commission on August 19, 2011
1940 Act File No. 811-22600

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM N-2

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No.	☐

PARTNERS GROUP PRIVATE REAL ESTATE, LLC
(Exact Name of Registrant as Specified in Charter)
c/o Partners Group (USA) Inc.
450 Lexington Avenue, 39th Floor
New York, NY 10017
 (Address of Principal Executive Offices)
(212) 763-4700
(Registrant’s Telephone Number)
Brooks Lindberg
450 Lexington Avenue, 39th Floor
New York, NY 10017
 (Name and Address of Agent for Service)

Copy to:

Joshua B. Deringer, Esq.
Drinker Biddle & Reath LLP
One Logan Square, Ste. 2000
Philadelphia, PA 19103-6996
215-988-2700

CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM

Partners Group Private Real Estate, LLC

LIMITED LIABILITY COMPANY UNITS

Partners Group Private Real Estate, LLC (the “Fund”) is a recently formed limited liability company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company.  The Fund’s investment objective is to seek to provide investors with attractive-long-term capital appreciation by investing in a globally diversified real estate portfolio.  The Fund seeks to achieve its objective by investing all or substantially all of its assets in Partners Group Private Real Estate (Master Fund), LLC (the “Master Fund”), a recently formed Delaware limited liability company registered under the Investment Company Act as a non-diversified, closed-end management investment company. The Master Fund will elect to be treated as a real estate investment trust (“REIT”) for U.S. federal income tax purposes. The Master Fund has the same investment objective as the Fund.  The Master Fund’s investments are expected to include: (i) private investments directly in real estate and related assets; (ii) interests in existing pooled real estate investment vehicles that are acquired from investors in the secondary market; and (iii) interests in real estate investment vehicles that are directly acquired from third party managers.  Subject to applicable law, the Master Fund may hold certain of its investments through other entities including those treated as REITs for U.S. federal income tax purposes.  The Fund cannot guarantee that its investment objective will be achieved or that the Master Fund’s portfolio design and risk monitoring strategies will be successful.  Investing in the Fund involves a high degree of risk.  See “GENERAL RISKS,” “SPECIAL RISKS PERTAINING TO INVESTMENTS IN PORTFOLIO FUNDS,” “TAX RISKS RELATED TO INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS,” “INVESTMENT RELATED RISKS” and “SPECIAL RISKS RELATED TO SECONDARY INVESTMENTS” beginning on page [__].

This confidential private placement memorandum (the “Memorandum”) applies to the offering of units of limited liability company interests (“Units”) in the Fund.  The Units will generally be offered as of the first day of each calendar month.  No person who is admitted as a member of the Fund (a “Member”) will have the right to require the Fund to redeem its Units.  This Memorandum is not an offer to sell Units and is not soliciting an offer to buy Units in any state or jurisdiction where such offer or sale is not permitted.

If you purchase Units of the Fund, you will become bound by the terms and conditions of the Limited Liability Company Agreement of the Fund (the “LLC Agreement”).  A copy of the LLC Agreement is attached as Appendix A to this Memorandum.

Investments in the Fund may be made only by “Eligible Investors” as defined herein.  See “ELIGIBLE INVESTORS.”

Units will not be listed on any securities exchange and it is not anticipated that a secondary market for Units will develop.  Units are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the LLC Agreement.  Although the Fund may offer to repurchase Units from time to time, Units will not be redeemable at a Member’s option nor will they be exchangeable for units or shares of any other fund.  As a result, an investor may not be able to sell or otherwise liquidate his or her Units.  Units are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment and for whom an investment in the Fund does not constitute a complete investment program.

Notwithstanding any term or condition of this Memorandum to the contrary, each recipient of this Memorandum (and each employee, representative or other agent of such recipient) may disclose to any and all persons, without limitation of any kind, the tax structure and tax treatment of the Fund and the Master Fund and all materials of any kind that are provided to the recipient relating to such tax structure or tax treatment; provided, however, that such disclosure shall not include (i) the name (or other identifying information not relevant to the tax structure or tax treatment) of any person, (ii) any performance or other non-tax information relating to the Fund or its investments, (iii) any performance or other non-tax information relating to previous funds or investments sponsored or advised by Partners Group (as defined below) or its affiliates, or (iv) any information for which nondisclosure is reasonably required to comply with applicable securities laws.  The foregoing provisions shall not limit the ability of an investor to make any disclosure to such investor's tax or financial advisors or to any taxing authority.

This Memorandum concisely provides information that you should know about the Fund before investing.  You are advised to read this Memorandum carefully and to retain it for future reference.  Additional information about the Fund, including the Fund’s statement of additional information (the “SAI”), dated [________, 2011], has been filed with the SEC.  You can request a copy of the SAI without charge by writing to the Fund, c/o Partners Group (USA) Inc., 450 Lexington Avenue, 39th Floor, New York, NY 10017, or by calling the Fund at [toll-free number].  The SAI is incorporated by reference into this Memorandum in its entirety.  The table of contents of the SAI appears on page [__] of this Memorandum.  You can obtain the SAI, and other information about the Fund, on the SEC’s website (http://www.sec.gov).  The address of the SEC’s internet site is provided solely for the information of prospective investors and is not intended to be an active link.

Neither the SEC nor any state securities commission has determined whether this Memorandum is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should buy these securities.  Any representation to the contrary is a criminal offense.  This is a private offering made only pursuant to the exemptions provided by Rule 506 under Section 4(2) of the Securities Act of 1933, as amended.

GEORGIA SUBSCRIBERS.  These securities have been issued or sold in reliance on Paragraph (13) of Code Section 10-5-9 of the Georgia Securities Act of 1973, and may not be sold or transferred except in a transaction which is exempt under such act or pursuant to an effective registration under such act.

You should not construe the contents of this Memorandum as legal, tax or financial advice.  You should consult your professional advisors as to legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.

You should rely only on the information contained in this Memorandum and the SAI.  The Fund has not authorized anyone to provide you with different information.  You should not assume that the information provided by this Memorandum is accurate as of any date other than the date shown below.

The date of this Memorandum is [___________, 2011]

TABLE OF CONTENTS

Page

SUMMARY	1

SUMMARY OF FUND EXPENSES	12

USE OF PROCEEDS	15

INVESTMENT OBJECTIVE AND STRATEGIES	15

REAL ESTATE MARKET OVERVIEW	16

INVESTMENT PHILOSPHY AND PROCESS	20

ADDITIONAL INVESTMENT POLICIES	24

GENERAL RISKS	25

TAX RISKS RELATED TO INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS	30

INVESTMENT RELATED RISKS	33

RISKS SPECIFIC TO SECONDARY INVESTMENTS	43

SPECIAL RISKS PERTAINING TO INVESTMENTS IN PORTFOLIO FUNDS	38

MANAGEMENT OF THE FUND AND THE MASTER FUND	45

INVESTMENT MANAGEMENT FEE	47

PLACEMENT AGENT	48

ADMINISTRATION	49

FUND SERVICING AGENT	50

CUSTODIAN	51

FUND AND MASTER FUND EXPENSES	52

VOTING	54

CONFLICTS OF INTEREST	54

OUTSTANDING SECURITIES	55

REPURCHASES OF UNITS	55

TRANSFERS OF UNITS	62

CALCULATION OF NET ASSET VALUE; VALUATION	63

CAPITAL ACCOUNTS AND ALLOCATIONS	66

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS	67

ERISA CONSIDERATIONS	99

ELIGIBLE INVESTORS	100

PURCHASING UNITS	101

ADDITIONAL INFORMATION	104

SUMMARY OF THE LLC AGREEMENT	105

REPORTS TO MEMBERS	107

FISCAL YEAR	107

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL	107

INQUIRIES	107

TABLE OF CONTENTS OF SAI	108

APPENDIX A – LIMITED LIABILITY COMPANY AGREEMENT	A-1

v

SUMMARY

This is only a summary and does not contain all of the information that you should consider before investing in the Fund.  Before investing in the Fund, you should carefully read the more detailed information appearing elsewhere in this Memorandum, the SAI, and the LLC Agreement.

The Fund
The Fund is a Delaware limited liability company that is registered under the Investment Company Act, as a non-diversified, closed-end management investment company.  The Fund invests all or substantially all of its assets in ownership interests in the Master Fund (“Master Fund Interests”). The Master Fund is a Delaware limited liability company registered under the Investment Company Act as a non-diversified, closed-end management investment company.

The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

Investment Objective and Strategies
The Fund’s investment objective is to seek to provide investors with attractive-long-term capital appreciation by investing, through its investment in the Master Fund, in a diversified real estate portfolio.  The Master Fund seeks to earn attractive risk-adjusted returns by systematically overweighting the geographic regions, property types, value creation strategies and investment types that the Master Fund’s investment adviser, Partners Group (USA) Inc. (“Partners Group”), believes offer relative value at a given point in time.

The Master Fund’s investments (“Master Fund Investments”) are expected to include: (i) private investments directly in real estate and related assets (“Direct Investments”); (ii) interests in existing real estate investment vehicles (“Portfolio Funds”) managed by third-party managers (“Portfolio Fund Managers”) that are acquired from investors in the secondary market (“Secondary Investments”); and (iii) interests in Portfolio Funds that are directly acquired from Portfolio Fund Managers (“Primary Investments”).   Subject to applicable law, the Master Fund may hold certain of its investments through other entities including those treated as real estate investment trusts (“REITs”) for U.S. federal income tax purposes.

Partners Group aims to keep the Master Fund substantially invested where possible by making investments and commitments based in part on anticipated future distributions from investments.

Partners Group uses a range of techniques to reduce the risk associated with portfolio management. These techniques may include, without limitation:

•     Diversifying commitments across several “vintage years” (i.e., the year in which a Portfolio Fund begins investing);

•     Actively managing cash and liquid assets; and

•     Establishing a credit line to provide liquidity for drawdowns by underlying Portfolio Funds, to satisfy tender requests and to satisfy the requirements of the Investment Company Act.

To enhance the Fund’s liquidity, particularly in times of possible net outflows through the tender of Units by investors, Partners Group may sell certain of the Master Fund’s assets on the Master Fund's behalf.

The Master Fund is expected to hold liquid assets to the extent required for purposes of liquidity management and compliance with the Investment Company Act.  Over time, during normal market conditions, it is generally not expected that the Master Fund will hold more than 15% of its net assets in cash or cash equivalents for extended periods of time.  To the extent permitted by the Investment Company Act, the Fund and/or the Master Fund may borrow for investment purposes.

There can be no assurance that the investment objective of the Fund or the Master Fund will be achieved or that the Master Fund’s portfolio design and risk monitoring strategies will be successful.

See “INVESTMENT POLICIES.”

Risk Factors
An investment in the Fund involves substantial risks and special considerations.  A discussion of the risks associated with an investment in the Fund can be found under “GENERAL RISKS,” “TAX RISKS RELATED TO INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS,” “INVESTMENT RELATED RISKS” “SPECIAL RISKS RELATED TO SECONDARY INVESTMENTS,” and “SPECIAL RISKS PERTAINING TO INVESTMENTS IN PORTFOLIO FUNDS.”

Management
The Board of Managers of the Fund (the “Board”) has overall responsibility for the management and supervision of the business operations of the Fund.  The Master Fund’s Board of Managers (the “Master Fund Board”), which currently has the same composition as the Board, has overall responsibility for the management and supervision of the business operations of the Master Fund.  See “MANAGEMENT OF THE FUND AND THE MASTER FUND—The Boards of Managers.”  To the extent permitted by applicable law, the Board and the Master Fund Board may each delegate any of its rights, powers and authority to, among others, the officers of the applicable Fund, any committee of such board, or, in the case of the Master Fund Board, Partners Group.

Partners Group
Pursuant to an investment management agreement (the “Investment Management Agreement”), Partners Group (USA) Inc. (the “Adviser,” and together with its affiliates “Partners Group”), an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), serves as the Master Fund’s investment adviser

Fund Administration
Each of the Fund and the Master Fund has retained UMB Fund Services, Inc. (the “Administrator”) to provide it with certain administrative services.  Each of the Fund and the Master Fund compensates the Administrator for these services and reimburses the Administrator for certain of its out-of-pocket expenses.  See “FUND AND MASTER FUND EXPENSES” below.

Fees and Expenses
The Fund bears its own operating expenses (including, without limitation, its offering expenses), and, through its investment in the Master Fund, a pro rata portion of the operating expenses of the Master Fund.  A more detailed discussion of the Fund’s expenses can be found under “FUND AND MASTER FUND EXPENSES.”

Investment Management Fee.  The Fund bears a proportionate share of the investment management fee (the  “Investment Management Fee”) paid by the Master Fund to Partners Group in consideration of the advisory and other services provided by Partners Group to the Master Fund.  The Master Fund pays Partners Group a monthly Investment Management Fee equal to [____]% on an annualized basis of the greater of (i) the Master Fund's net asset value and (ii) the Master Fund’s net asset value less cash and cash equivalents plus the total of all commitments made by the Master Fund that have not yet been drawn for investment.  The Investment Management Fee is paid to Partners Group out of the Master Fund’s assets, and therefore decreases the net profits or increases the net losses of the Fund.  For purposes of determining the Investment Management Fee payable to Partners Group for any month, net asset value will be calculated prior to any reduction for any fees and expenses of the Master Fund for that month, including, without limitation, the Investment Management Fee payable to Partners Group for that month.  See “INVESTMENT MANAGEMENT FEE.”

Incentive Allocation.  At the Master Fund, at the end of each calendar quarter (and at certain other times), an amount (the “Incentive Allocation”) equal to [___]% of the excess, if any, of (i) the allocable share of the net profits of the Master Fund for the relevant period of each person, including the Fund, that has invested in Master Fund Interests over (ii) the then balance, if any, of that person’s Loss Recovery Account (as defined below) will be debited from such person’s capital account and credited to a capital account of Partners Group (or, to the extent permitted by applicable law, of an affiliate of Partners Group) in the Master Fund maintained solely for the purpose of being allocated the Incentive Allocation (the “Incentive Allocation Account”). See Note 3 under “SUMMARY OF FUND EXPENSES.”

The Master Fund will maintain a memorandum account for each feeder fund that has invested in Master Fund Interests, including the Fund (each, a “Loss Recovery Account”), which will have an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Master Fund by the amount of the relevant member’s allocable share of the net losses of the Master Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of such member’s allocable share of the net profits of the Master Fund for the quarter.

Servicing Fee.  The Fund pays Partners Group or one of its affiliates, in its capacity as the servicing agent (the “Servicing Agent”), a monthly servicing fee (the “Servicing Fee”), equal to [___]% on an annualized basis of the Fund’s net asset value as of each month-end.  The Servicing Fee is paid to the Servicing Agent out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund.  For purposes of determining the Servicing Fee due to Partners Group for any month, net asset value will be calculated prior to any reduction for any fees and expenses (of the Fund, the Master Fund and the Master Fund) for that month, including, without limitation, the Servicing Fee payable for that month. See “FUND SERVICING AGENT.”

Administration Fee.  The Fund pays the Administrator a monthly administration fee of $[____], or $[____] on an annualized basis (the “Fund Administration Fee”).  In addition, the Master Fund pays the Administrator a quarterly administration fee of up to [____]% on an annualized basis of the net assets of the Master Fund (prior to reduction for any Investment Management Fee or Incentive Allocation) (the “Master Fund Administration Fee”, and together with the Fund Administration Fee, the “Administration Fees”).  Each of the Administration Fees is paid to the Administrator out of the assets of the Fund or the Master Fund, as applicable, and therefore decreases the net profits or increases the net losses of the Fund.  The Fund and the Master Fund also reimburses the Administrator for certain out-of-pocket expenses and pays the Administrator a fee for transfer agency services.  See “ADMINISTRATION.”

The Fund’s expenses incurred in connection with the organization of the Fund and the initial offering of Units (the “Initial Closing”), will be amortized by the Fund over the 12-month period beginning on the date of the Initial Closing.  The Master Fund’s expenses incurred in connection with the organization of the Master Fund the initial offering of interests in the Master Fund (the “Initial Master Closing”), will be amortized over the 12-month period beginning on the date of the Initial Master Closing.  See “FUND AND MASTER FUND EXPENSES.”

Distributions
It is expected that distributions of cash will generally not be made to Members.  However, the Board has the right to cause distributions to be made in cash or in-kind to the Members in its sole discretion.  Whether or not these distributions are made, however, each Member will generally be liable each year for applicable U.S. federal, state and local income taxes on the Member’s allocable share of the Fund’s taxable income.

Eligible Investors
Each prospective investor in the Fund will be required to certify that it is a “qualified client” within the meaning of Rule 205-3 under the Advisers Act and an “accredited investor” within the meaning of Rule 501 under the Securities Act of 1933, as amended (the “Securities Act”).  To qualify, a natural person must generally have (i) a net worth, or joint net worth with that person’s spouse, in excess of $2,000,000 (excluding the value of that person’s primary residence), or (ii) a net worth of $1,000,000 (excluding the value of that person’s primary residence) and have at least $1,000,000 of his or her assets under the investment management of Partners Group or its affiliates, and a company must generally have total assets in excess of $5,000,000.  In addition, Units are generally being offered only to investors that are U.S. persons for U.S. federal income tax purposes.  Investors who meet such qualifications are referred to in this Memorandum as “Eligible Investors.” Existing Members who request to purchase additional Units will be required to qualify as “Eligible Investors” and to complete an additional investor certification prior to the additional purchase.  See “ELIGIBLE INVESTORS.”

Purchasing Units
The minimum initial investment in the Fund by any investor is $[____] and the minimum additional investment in the Fund by any investor is $[____].  However, the Fund, in its sole discretion, may accept investments below these minimums.

Units will generally be offered for purchase as of the first day of each calendar month, except that Units may be offered more or less frequently as determined by the Board in its sole discretion.  Subscriptions may be subject to a placement fee of up to [____]% of the subscription amount.

Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to prospective investors.  Pending any closing, funds received from prospective investors will be placed in an escrow account with UMB Fund Services, Inc., the Fund’s escrow agent.  On the date of any closing, the balance in the escrow account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor.  Any interest earned with respect to such escrow account will be paid to the Master Fund and allocated pro-rata among Members.

A prospective investor must submit a completed subscription document on or prior to the acceptance date set by the Fund and notified to prospective investors.  The Fund reserves the right to accept or reject, in its sole discretion, any request to purchase Units at any time.  The Fund also reserves the right to suspend or terminate offerings of Units at any time.  Additional information regarding the subscription process is set forth under “PURCHASING UNITS.”

The Initial Closing
The Initial Offering is expected to occur on or about [________, 2011] (or such earlier or later date as Partners Group may determine).   The purchase price of Units sold on the Initial Closing will be $1,000 per Unit and thereafter the purchase price will be based on the net asset value per Unit as of the date such Units are purchased.  Fractions of Units will be issued to one one-thousandth of a Unit.

Repurchases of Units
No Member will have the right to require the Fund to redeem its Units.  The Fund from time to time may offer to repurchase Units pursuant to written tenders by the Members.  However, because all or substantially all of the Fund’s assets will be invested in the Master Fund, the Fund will generally find it necessary to liquidate a portion of its Master Fund Interest in order to satisfy repurchase requests.  Because Master Fund Interests are generally illiquid, the Fund may withdraw a portion of its Master Fund Interest only pursuant to repurchase offers by the Master Fund.  Therefore, the Fund does not expect to conduct a repurchase offer for Units unless the Master Fund contemporaneously conducts a repurchase offer for Master Fund Interests.

Partners Group anticipates recommending to the Master Fund Board that the Master Fund conduct repurchase offers of no more than 5% of the Master Fund’s net assets on or about April 1, 2013, and thereafter quarterly on or about each January 1, April 1, July 1 and October 1.

The Master Fund will make repurchase offers, if any, to all holders of Master Fund Interests, including the Fund.  The Fund does not expect to make a repurchase offer that is larger than the portion of the Master Fund’s corresponding repurchase offer expected to be available for acceptance by the Fund.  Consequently, the Fund will conduct repurchase offers on a schedule and in amounts that will depend on the Master Fund’s repurchase offers.

Subject to the conditions described above, any repurchases of Units will be made at such times and on such terms as may be determined by the Board from time to time in its sole discretion.  Therefore, the Fund may determine not to conduct a repurchase offer at a time that the Master Fund conducts a repurchase offer.  The Fund may also elect to repurchase less than the full amount that a Member requests to be repurchased.  If a repurchase offer is oversubscribed, the Fund will repurchase only a pro rata portion of the amount tendered by each Member.

In determining whether the Master Fund should offer to repurchase Master Fund Interests from members of the Master Fund pursuant to repurchase requests, the Master Fund Board may consider, among other things, the recommendation of Partners Group as well as a variety of other operational, business and economic factors.  The Board may consider similar factors when determining whether the Fund should offer to repurchase Units from Members of the Fund.

Under certain circumstances, the Board may offer to repurchase Units at a discount to their prevailing net asset value.  In addition, the Board may under certain circumstances elect to postpone, suspend or terminate an offer to repurchase Units. See “REPURCHASES OF UNITS.”

A Member who tenders some but not all of its Units for repurchase will be required to maintain a minimum capital account balance of $[____].  Such minimum capital account balance requirement may be waived by the Board, in its sole discretion.  The Fund reserves the right to reduce the amount to be repurchased from a Member so that the required capital account balance is maintained.

A [2.00]% early repurchase fee will be charged by the Fund with respect to any repurchase of Units from a Member at any time prior to the day immediately preceding the one-year anniversary of the Member’s purchase of the Units. Units tendered for repurchase will be treated as having been repurchased on a “first in - first out” basis.  An early repurchase fee payable by a Member may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund.  See “REPURCHASES OF UNITS.”

Transfer Restrictions
A Member may assign, transfer, sell, encumber, pledge or otherwise dispose of (each, a “transfer”) Units only (i) by operation of law pursuant to the death, divorce, insolvency, bankruptcy, or adjudicated incompetence of the Member; or (ii) under other limited circumstances, with the consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).  Unless counsel to the Fund confirms that the transfer will not cause the Fund to be treated as a “publicly traded partnership” taxable as a corporation, the Board generally will not consider consenting to a transfer of Units unless the transfer is:  (i) one in which the tax basis of the Units in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member (e.g., certain transfers to affiliates, gifts and contributions to family entities); (ii) to members of the transferring Member’s immediate family (siblings, spouse, parents or children); or (iii) a distribution from a qualified retirement plan or an individual retirement account.  In connection with any request to transfer Units, the Fund may require the Member requesting the transfer to obtain, at the Member’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request.

Each transferring Member and transferee may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.  See “TRANSFERS OF UNITS.”

Taxes
The Fund will receive an opinion of counsel that, based on a “facts and circumstances” analysis, for U.S. federal income tax purposes, it will be treated as a partnership and not as an association or publicly traded partnership taxable as a corporation.  Each Member will be required to include in the Member’s U.S. federal taxable income the Member’s allocable share of the Fund’s taxable income each year, regardless of whether the Fund makes a distribution to the Member in that year.  For the reasons described above and because, among other things, the Fund is not obligated to make distributions, Members are likely to receive allocations of taxable income that exceed distributions (if any) made to them.

For a discussion of certain tax risks and considerations relating to an investment in the Fund see “CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS.”

Prospective investors should consult their tax advisers with respect to the specific U.S. federal, state, local and non-U.S. tax consequences of the purchase, ownership and disposal of Units and applicable tax filing requirements, if any, associated with the purchase, ownership and disposal of Units.

ERISA Plans and Other Tax-Exempt Entities
Prospective investors subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other tax-exempt entities, including employee benefit plans, individual retirement accounts, and Keogh plans, may purchase Units.  The Fund’s assets should not be considered to be “plan assets” for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules or similar provisions of the Internal Revenue Code of 1986, as amended (the “Code”).

Prospective tax-exempt investors are urged to consult their tax advisers prior to making an investment in the Fund.  See “CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS.”

Term	The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the LLC Agreement.

Reports to Members
Members will receive annual tax information necessary for completion of U.S. federal, state and local tax returns.  The Fund will furnish to Members such information as soon as reasonably practicable after receipt of the necessary information from the Master Fund Investments.  However, in the likely event that the Master Fund does not receive all of the necessary underlying information on a timely basis, the Fund will be unable to provide such tax information to the Members for any given taxable year until after April 15 of the following year.  Members should therefore expect to obtain extensions of the filing dates for their U.S.,  federal, state and local tax returns.

The Fund anticipates sending Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the Investment Company Act.  Members also will be sent reports regarding the Fund’s operations each quarter.  See “REPORTS TO MEMBERS.”

Fiscal and Tax Year	The Fund’s fiscal year is the 12-month period ending on March 31. The Fund’s taxable year is the 12-month period ending on December 31.

SUMMARY OF FUND EXPENSES

The following table illustrates the expenses and fees that the Fund expects to incur and that Members can expect to bear directly or indirectly.  Members will indirectly bear fees and expenses of the Master Fund, which are reflected in the following chart and in the example below.

MEMBER TRANSACTION EXPENSES
Maximum Placement Fee (as a percentage of Subscription Amount) (1)	[___	]%
Maximum Early Repurchase Fee (as a percentage of repurchased amount) (2)	[2.00	]%

ANNUAL EXPENSES (as a percentage of net asset value, except as noted)
Investment Management Fee (3)	[___	]%
Servicing Fee (4)	[___	]%
Other Expenses (including initial offering expenses) (5)	[___	]%
Acquired Fund (Portfolio Fund) Fees and Expenses (6)	[___	]%

Total Annual Expenses (7)	[___	]%

(1)	Investors may be charged a placement fee of up to [___]% of the subscription amount. See “PLACEMENT AGENT.”

(2)
A [2.00]% early repurchase fee payable to the Fund will be charged with respect to the repurchase of a Member’s Units at any time prior to the day immediately preceding the one-year anniversary of a Member’s purchase of the Units (on a “first in - first out” basis).  An early repurchase fee payable by a Member may be waived by the Fund, in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any Member.  In addition, under certain circumstances the Board may offer to repurchase Units at a discount to their prevailing net asset value.  See “REPURCHASES OF UNITS.”

(3)
The Investment Management Fee is payable by the Master Fund, but will be borne indirectly by Members as a result of the Fund’s investment in the Master Fund.  The Investment Management Fee is equal to [___]% on an annualized basis of the greater of (i) the Master Fund's net asset value and (ii) the Master Fund’s net asset value less cash and cash equivalents plus the total of all commitments made by the Master Fund that have not yet been drawn for investment. For purposes of determining the Investment Management Fee payable to Partners Group for any month, net asset value will be calculated prior to any reduction for any fees and expenses of the Master Fund for that month, including, without limitation, the Investment Management Fee payable to Partners Group for that month.  See “INVESTMENT MANAGEMENT FEE” for additional information.  In addition, at the end of each calendar quarter of the Master Fund (and at certain other times), Partners Group  (or, to the extent permitted by applicable law, an affiliate of Partners Group) will be entitled to receive an Incentive Allocation equal to [___]% of the excess, if any, of (i) the allocable share of the net profits of the Master Fund for the relevant period of each person, including the Fund,  that has invested in Master Fund Interests over (ii) the then balance, if any, of that person’s  Loss Recovery Account.

(4)	See “FUND SERVICING AGENT” for additional information.

(5)
Because the Fund and the Master Fund are recently organized, Other Expenses (as defined below) is an estimate based on (i) aggregate net assets of [$___ million] in the Fund and (ii) aggregate net assets of [$____ million] in the Master Fund.

(6)
Members also indirectly bear a portion of the asset-based fees, performance or incentive fees or allocations and other expenses incurred by the Master Fund as an investor in the Portfolio Funds. Generally, asset-based fees payable in connection with Portfolio Fund investments will range from [___]% to [___]% (annualized) of the commitment amount of the Master Fund’s investment, and performance or incentive fees or allocations are typically [___]% of a Portfolio Fund’s net profits annually, although it is possible that such amounts may be exceeded for certain Portfolio Fund Managers. The acquired fund fees and expenses shown are an estimate of such amounts for the first year of the Fund’s and the Master Fund’s operations.  [Historically, a substantial majority of the Direct Investments made by Partners Group and its affiliates on behalf of their clients have been made without any “acquired fees”, i.e. free of the management fees and performance/incentive fees or allocations that are typically charged by the Portfolio Fund Managers of Portfolio Funds.]

(7)
Partners Group has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby Partners Group has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction-related expenses, extraordinary expenses, the Incentive Allocation and any acquired fund fees and expenses) do not exceed [___]% on an annualized basis (the “Expense Limit”).  For a period not to exceed three years from the date on which a Waiver is made, Partners Group may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit.  The Expense Limitation Agreement has an initial two year term, provided that it may be terminated by Partners Group or the Fund at any time that the Fund would not exceed the Expense Limit without giving effect to any Waiver.

The purpose of the table above is to assist prospective investors in understanding the various fees and expenses Members will bear directly or indirectly.  “Other Expenses,” as shown above, is an estimate based on anticipated investments in the Fund and the Master Fund and anticipated expenses for the first year of the Fund’s and the Master Fund’s operations, and includes, among other things, professional fees and other expenses that the Fund and the Master Fund will bear, including initial and ongoing offering costs and fees and expenses of the Administrator, escrow agent and custodian.  For a more complete description of the various fees and expenses of the Fund and the Master Fund, see “INVESTMENT MANAGEMENT FEE,” “ADMINISTRATION,” “FUND SERVICING AGENT,” “FUND AND MASTER FUND EXPENSES,” “REPURCHASES OF UNITS,” and “PURCHASING UNITS.”

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.  The example assumes that all distributions are reinvested at net asset value and that the percentage amounts listed under annual expenses remain the same in the years shown.  The assumption in the hypothetical example of a 5% annual return is required by regulation of the SEC applicable to all registered investment companies.  The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of Units.

EXAMPLE

You Would Pay the Following Expenses Based on the Imposition of the [___]% Placement Fee and a $1,000 Investment in the Fund, Assuming a 5% Annual Return:	1 Year	3 Years	5 Years	10 Years
	$	$	$	$

The example is based on the annual fees and expenses set out on the table above and should not be considered a representation of future expenses.  Actual expenses may be greater or less than those shown.  Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the example.  A greater rate of return than that used in the example would increase the dollar amount of the asset-based fees paid by the Fund, as well as the effect of the Incentive Allocation.

USE OF PROCEEDS

The proceeds from the sale of Units of the Fund, not including the amount of any placement fees and the Fund’s fees and expenses (including, without limitation, offering expenses), will be invested by the Fund in Master Fund Interests as soon as practicable after receipt of such proceeds by the Fund.  The Fund expects that such proceeds will be invested by the Master Fund in Master Fund Investments in accordance with the Fund’s and the Master Fund’s investment objective and strategies as soon as practicable after receipt of such proceeds by the Master Fund, consistent with market conditions and the availability of suitable investments.  Such proceeds will be invested together with any interest earned in the Fund’s escrow account prior to the closing of the applicable offering.  See “PURCHASING UNITS—Purchase Terms.”  Delays in investing the Master Fund’s assets may occur, for example: because of (i) the time required to complete certain transactions (which may be considerable) and/or (ii) the time required for Portfolio Fund Managers to invest the amounts committed by the Master Fund.

Pending the investment of the proceeds of any offering or any other available funds pursuant to the Fund’s and the Master Fund’s investment objective and strategies, a portion of such amounts, which may include a substantial portion of the proceeds of an offering, may be invested in short-term debt securities or money market funds.  In addition, subject to applicable law, each of the Fund or the Master Fund may maintain a portion of its assets in cash or such short-term securities or money market funds to meet operational needs, for temporary defensive purposes, or to maintain liquidity.  The Fund may be prevented from achieving its objective during any period in which the Master Fund’s assets are not substantially invested in accordance with its principal investment strategies.

INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective
The Fund seeks to provide investors with attractive long-term capital appreciation by investing in a diverse portfolio of real estate assets. In particular, the Fund’s objective is to earn attractive risk-adjusted returns by systematically overweighting the geographic regions, property types, value creation strategies and investment types that Partners Group believes offer the most attractive relative value at a given point in time.

It is intended that the Fund will provide Members (through the Fund’s investment in the Master Fund) with asset allocation services and access to real estate investments that are typically only available to large institutional investors, thereby offering an opportunity to increase the efficiency of portfolios that currently lack real estate exposure.

Investment Strategy
The principal elements of Partners Group’s investment strategy include (i) deal flow generation, (ii) selection of investments that are believed to offer superior relative value and (iii) active asset management and portfolio monitoring to drive value and mitigate risk.

•
Deal Flow Generation. Private real estate investments are frequently unavailable to the investing public due to resource requirements, regulatory restrictions, high investment minimums and/or a general lack of information regarding potential investments. The Master Fund will seek to secure access to attractive investment opportunities by leveraging the broad deal flow generated by the worldwide investment activities of Partners Group.

•
Relative Value Analysis. The attractiveness of different segments within the overall real estate market can shift dramatically based on changes in interest and capitalization rates, inflation, GDP growth, socio-demographic trends, construction activity, tax law and other factors. Based on analysis of such developments and the resulting changes in relative value, Partners Group will attempt to identify and overweight the segments that it believes offer the most attractive investment opportunities at a given time.

•
Active Asset Management and Portfolio Monitoring.  Active asset management and portfolio monitoring are considered essential to maximizing value and mitigating risk. This may involve Partners Group managing the implementation of the business plan, exercising any control rights afforded under the relevant documentation and/or regular interaction with Portfolio Fund Managers.

No guarantee or representation is made that the investment program of the Fund, the Master Fund or any particular Master Fund Investment will be successful, that the various Master Fund Investments selected will produce positive returns or that the Fund and the Master Fund will achieve their investment objective.

REAL ESTATE MARKET OVERVIEW

Real Estate Asset Class
Real estate is one of the largest and most established categories of alternative investments and frequently represents a significant percentage of institutional investment portfolios. Within such portfolios, real estate can offer a number of benefits including attractive risk-adjusted returns, diversification, a combination of income and capital appreciation, and a hedge against inflation.

Like other asset classes, real estate investments reflect conditions in the global capital markets and investors’ perceptions about their available investment options. Uniquely, however, the real estate market reflects the supply and demand for particular physical spaces, each of which offers a distinct combination of location and amenities. Investment information relating to such properties is generally unavailable from public sources. As a result, the overall market for real estate assets is highly fragmented and retains a distinctly local character.

Real Estate Market Segments

For analytical purposes, however, the global real estate market may be divided into various segments, each of which may exhibit distinct characteristics based on combinations of various factors. Of these, geographic location and property type (e.g., office, retail, etc.) are the most important; together, these two factors can be used to describe virtually any real estate asset (or group of assets). Segments may be further defined by the investment/security type and/or the value creation strategy employed in connection with particular real estate assets.

•
Location and property type: Because of the unique qualities of any particular geographic location, the overall market for real estate assets may be analyzed on many levels. For example, segments may be defined by reference to a particular region, country, metropolitan area, or neighborhood. Furthermore, real estate assets are defined not only by their physical characteristics, but also by the legal, cultural, and economic environments in which they are located. Depending on the level of analysis, different trends and relative values can be identified, providing opportunities for investors.

Because geography frequently dictates use, property types are often closely related to particular locations. The five most commonly defined types of investment property are apartment, industrial, office, retail, and hotel. Further categories include, among others, single-family housing, infrastructure, and land itself. Each of these categories may be subdivided to aid in analysis: for example, industrial properties may be sub-classified as research and development buildings, warehouses, logistics, or flex space. The distinctive characteristics of each property type and sub-type can provide diversification benefits in a portfolio context.

•
Investment and security type: The three main investment types through which real estate assets are likely to be accessed by the Master Fund are: (i) direct investments, which are investments made directly into real estate assets; (ii) secondary investments, which are interests in existing real estate funds or portfolios acquired from existing investors on the secondary market; and (iii) primary investments, which are interests in pooled real estate investments vehicles that are acquired during the initial fundraising period. Further, investments may be made at different levels of the capital structure and may be made in either equity or debt.

•
Value creation strategies: The term “value creation strategy” is used to describe investments in real estate assets with particular risk, return, and correlation characteristics. These strategies play different roles within a diversified real estate portfolio. Broadly speaking, real estate investments typically follow one of three value creation strategies: core, value-added or opportunistic.

▪
Core: investments in well-managed properties that are occupied by quality tenants and leased to capacity are usually classified as core. Returns predominantly stem from current net operating income (NOI)  and, to a lesser extent, from capital appreciation. Leverage employed to finance the assets is generally modest. Where greater financial leverage is employed, industry participants may re-classify such investments as value-added or even opportunistic depending on the ultimate risk/return profile. The Master Fund is not expected to  focus on core real estate investments.

▪
Value-added: investments in sub-optimally managed properties are usually classified as value-added. The objective is typically to improve NOI (and thereby property value) through renovation, re-leasing, repositioning, redevelopment, improved management, and/or similar measures. Returns from such assets are typically a mix of current income and capital gains. Leverage levels employed typically range from 50% to 70%.

▪
Opportunistic: investments in poorly managed assets or new development projects are usually classified as opportunistic. The objective is typically to create or significantly improve NOI through turnaround-like property management improvement, repositioning, redevelopment, or implementation of a new development. The creation of a regular NOI stream is expected to ultimately translate into substantial capital gains, which are the predominant source of returns. Leverage employed to finance these assets can reach high levels.

Real Estate Value Drivers

The combination of different geographic locations, property types, investment and security types and value creation strategies creates various distinct segments of the overall real estate market. The attractiveness of investing in a given segment can vary substantially over time – there is no “all-weather” real estate strategy. Rather, investment performance in each segment is linked to different value drivers, which can be analyzed in relation to current or expected market conditions. Some of these value drivers include:

▪
Interest rates: the term structure of interest rates (i.e., the absolute level of interest rates and the shape of the yield curve), impacts the real estate market in several ways. Most importantly, it is one of the two main factors in determining the capitalization rate (cap rate), which is the ratio between NOI and property value. Falling interest rates typically have a positive impact on property valuations, particularly where landlords can maintain NOI.

▪
Real estate risk premium: this risk premium is the second main factor determining the cap rate. Also known as the cap rate spread, it is defined as the difference between cap rates and risk-free interest rates, indicating the return premium investors require to assume real estate investment risk. The higher the premium, the more attractive real estate assets become for financial investors, both in absolute terms and relative to other asset classes.

▪
Capital market flows: real estate’s relative attractiveness versus other asset classes is one of the main factors determining capital flows into and out of the real estate market. Other factors such as the macroeconomic environment (GDP growth, currency fluctuations, political aspects, etc.) or investor specific aspects (e.g., asset allocation shifts or appetite for certain risk/return profiles) further impact these global flows.

▪
Market for physical space: supply and demand in the market for physical space determine rents and vacancy rates, strongly influencing NOI. Demand for physical space is driven by such factors as actual and expected GDP growth, socio-demographic trends, globalization and other trends. Initially, this demand is met by the existing lease market supply. As vacancy levels decrease, rents generally rise until new construction is warranted (based on costs, land availability and regulatory or legal factors) – increasing vacancy and moderating rent growth. Areas where supply is constrained are often more attractive for investors.

▪
Availability of debt: the availability of debt is crucial for real estate investment opportunities which depend on the use of higher leverage ratios to generate attractive returns, such as value-added and opportunistic investments. With improvements in the availability and/or terms of debt financing, such transactions are likely to become more attractive. In contrast, as banks tighten lending practices, mezzanine lending opportunities may become more attractive.

In summary, real estate returns generally react positively when (i) interest rates fall, (ii) cap rates decrease, and (iii) NOI is high or increasing. Changes in interest rates and cap rate spreads (i.e., capital market factors) often have a more significant impact on returns than NOI (i.e., property market factors). In practice, however, a number of factors ultimately influence property values and many are specific to a particular property, property type, or geographic area.

Partners Group believes that an optimal real estate investment strategy should consider these and other relevant factors and how they affect each of the different market segments, and then systematically overweight those areas that are expected to offer superior value. The Fund will seek to capitalize on the most attractive real estate investment opportunities in the marketplace by implementing this “relative value” approach on a global basis.

INVESTMENT PHILOSOPHY AND PROCESS

The Global Approach

Partners Group believes that diversification and portfolio efficiency can be enhanced by pursuing a global approach to the real estate asset class, with the flexibility to invest across multiple market segments. Accordingly, the Master Fund will seek to provide investors with access to the unique investment opportunities found across the real estate markets in North America, Europe, Asia and Latin America.

In another sense, the global approach refers to the Master Fund’s ability to capitalize on the full spectrum of real estate investment opportunities, using a variety of investment types, securities and strategies. For example, the Master Fund may make direct, secondary and primary investments, and structure these investments using equity, debt and/or preferred securities, depending on the opportunities available in the marketplace and the Adviser’s assessment of such opportunities’ respective relative value.

Relative Value Analysis

As noted above, changing market conditions can dramatically affect the attractiveness of different segments within the overall real estate market. Relative value analysis is concerned with analyzing the effect of such changes on the value drivers for each relevant segment. Accordingly, Partners Group monitors developments in the real estate industry and conducts a periodic overview of the return potential and relative attractiveness of the various market segments.

This review typically includes an analysis of both historical real estate data and current information from Partners Group’s real estate portfolios. This quantitative analysis is supplemented by qualitative input from the firm’s investment professionals, based on their experience and discussions with real estate investors around the globe. In addition, macro-level factors such as interest and capitalization rates, inflation, GDP growth, socio-demographic trends and new construction activity are taken into consideration.

Based on the outcome of this relative value analysis, Partners Group identifies the segments that it believes offer the most attractive investment opportunities and directs tactical capital allocation decisions accordingly.

Investment Selection

Partners Group follows a structured process to source, evaluate, select and manage investments for the Master Fund. Partners Group’s investment professionals are involved throughout the process, and draw on the significant investment resources and insight available through Partners Group’s affiliates, who employ more than 500 people across a worldwide network of offices. See “MANAGEMENT OF THE FUND AND THE MASTER FUND—Partners Group.” Partners Group’s investment committee is responsible for final investment decisions.

During the investment process, new potential investments are considered in relation to past investments, other current opportunities and the firm’s relative value view. This comparative analysis, which is made possible by the large scope of Partners Group’s investment activities, provides insight into the specific investments that offer the greatest value at different points in time. The various stages of the process are described below.

(1) Deal generation. Partners Group typically identifies prospective investments from multiple sources, including through a global network of relationships with real estate fund managers, operating partners and investors. This network has historically proven to be a rich source of deal flow. In particular, Partners Group believes the broad scope of these real estate investment activities provides a competitive advantage for deal generation, as relationships formed through previous investments can frequently lead to further direct, secondary or primary investment opportunities.

(2) Pre-selection. The initial screening process for investment opportunities is typically based on a placement memorandum or an introductory meeting. For opportunities that pass the firm’s minimum requirements, a summary and a qualitative analysis of the opportunity are documented in a “first check”. A due diligence deal team is assigned to further analyze opportunities that pass this initial hurdle.

(3) Due diligence. The due diligence process involves a detailed analysis of various aspects of each opportunity, including both qualitative and quantitative assessments. Various proprietary tools are used to better understand market trends, potential return scenarios and/or the historical or anticipated sources of value creation for an investment.  Evaluations are generally based on information such as interviews with operating or investment partners, on-site visits, reference calls and/or track record analysis.  The conclusions of this due diligence review are documented in a “preliminary investment recommendation”. The investment committee may decline the opportunity, request additional information, or proceed to tax and legal due diligence.

(4) Tax and legal assessment. In conjunction with the commercial due diligence process, the tax treatment and legal terms of the investment are considered. Based on this analysis and the findings of external professional advisers, Partners Group’s internal legal and investment teams seek to negotiate the terms and conditions of the investment. After resolving all open issues and negotiating terms, a final “investment recommendation” is prepared and presented to the investment committee, which finally approves or declines the investment.

(5) Active Asset Management and Portfolio Monitoring.  Post-investment, Partners Group and its investment partners collectively manage the implementation of the business plan. Monitoring activities may include analysis of key performance figures relative to the business plan, assessing conditions in the investment’s market, conducting regular property visits, assessing the performance of third-party service providers, and/or exercising control rights as necessary per the investment’s legal documents. For Master Fund Investments, Partners Group seeks to monitor the Master Fund’s assets through interaction with the managers represented in the portfolio, which facilitates ongoing portfolio analysis and resolution of any issues that may arise.

Initial Asset Allocation

The Master Fund’s initial asset allocation ranges are expected to be as follows:

Value Creation Strategy
Value-added and Opportunistic	70 -100%
Core	0 – 30%

Geographic Region
North America	10-50%
Europe	20-60%
Asia-Pacific	10-40%
Rest of the World	0-20%

Investment Type	Range
Primary investments	10-40%
Secondary investments	10-40%
Direct investments	20-50%
Other securities	0-10%
Cash	0-10%

These ranges are established in connection with relative value analysis and are intended to serve as a guide for tactical capital allocation decisions. Due to the long-term nature of real estate investments, it is generally not practical to dramatically re-allocate a portfolio over a short period of time. Accordingly, the actual allocation of the Master Fund Investments may deviate significantly from the initial or any subsequent allocation targets established by the Adviser.

INVESTMENT POLICIES

Portfolio and Liquidity Management

Partners Group aims to keep the Master Fund substantially invested where possible by making investments and commitments based in part on anticipated future distributions from investments.  This strategy also takes other anticipated cash flows into account, such as those relating to new subscriptions into the Master Fund, the tender of Units by investors and any distributions made to investors.

Partners Group uses a range of techniques in seeking to reduce the risk associated with portfolio management. These techniques may include, without limitation:

•	Diversifying investments and commitments across several vintage years;

•	Actively managing cash and liquid assets; and

•	Establishing a credit line to provide liquidity for investments as needed, to satisfy tender requests and to satisfy the requirements of the Investment Company Act.

The Master Fund is expected to hold liquid assets to the extent required for purposes of liquidity management and compliance with the Investment Company Act.  Over time, during normal market conditions, it is generally not expected that the Master Fund will hold more than 15% of its net assets in cash or cash equivalents for extended periods of time. To enhance the Fund’s liquidity, particularly in times of possible net outflows through the tender of Units by investors, Partners Group may sell certain of the Master Fund’s assets on the Master Fund's behalf.

There can be no assurance that the objectives of the Master Fund with respect to liquidity management will be achieved or that the Master Fund’s portfolio design and risk management strategies will be successful. Prospective investors should refer to the discussion of the risks associated with the investment strategy and structure of the Fund found under “GENERAL RISKS,” “SPECIAL RISKS PERTAINING TO INVESTMENTS IN PORTFOLIO FUNDS,” and “INVESTMENT RELATED RISKS.”

Borrowing by the Fund and the Master Fund

Each of the Fund and the Master Fund may borrow money to pay operating expenses, including, without limitation, investment management fees, or to fund repurchases of Units or Master Fund Interests, as applicable.  In addition, the Master Fund may borrow money to purchase portfolio securities or for other portfolio management purposes.  Such borrowing may be accomplished through credit facilities or derivative instruments or by other means.  The use of borrowings for investment purposes involves a high degree of risk.  Under the Investment Company Act, the Fund is not permitted to borrow for any purposes if, immediately after such borrowing, the Fund would have asset coverage (as defined in the Investment Company Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock.  The Master Fund is subject to the same limitation with respect to borrowing.  In determining the amount of the Fund’s asset coverage, the Fund is required to “look through” to the borrowings of the Master Fund.  The Investment Company Act also provides that each of the Fund and the Master Fund may not declare distributions, or purchase its Units or Master Fund Interests, respectively (including through repurchase offers) if, immediately after doing so, it will have an asset coverage of less than 300% or 200%, as applicable.  The foregoing requirements do not apply to Master Fund Investments in which the Master Fund may invest unless such Master Fund Investments are registered under the Investment Company Act. The Board may modify the borrowing policies of the Fund, including the purposes for which borrowings may be made, and the length of time that the Fund may hold portfolio securities purchased with borrowed money.  The Master Fund Board may make similar modifications with respect to the Master Fund.  The rights of any lenders to the Fund or the Master Fund to receive payments of interest or repayments of principal will be senior to those of the Members and the Master Fund’s members, respectively, and the terms of any borrowings may contain provisions that limit certain activities of the Fund or the Master Fund.

ADDITIONAL INVESTMENT POLICIES

Hedging Techniques

From time to time in its sole discretion, Partners Group may employ various hedging techniques in an attempt to reduce certain potential risks to which the Master Fund’s portfolio may be exposed.  These hedging techniques may involve the use of derivative instruments, including swaps and other arrangements such as exchange-listed and over-the-counter put and call options, rate caps, floors and collars, and futures and forward contracts.  The Master Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions.

To the extent that the Master Fund’s potential exposure in a transaction involving options, rate caps, floors or collars, or futures or forward contracts is covered by the segregation of cash or liquid assets or otherwise, the Fund and the Master Fund believe that such instruments do not constitute senior securities under the Investment Company Act and, accordingly, will not treat them as being subject to the borrowing restrictions of the Fund and the Master Fund.

There are certain risks associated with the use of such hedging techniques.  See “INVESTMENT RELATED RISKS—Derivative Instruments” and  “INVESTMENT RELATED RISKS—Currency Risk.”

Temporary and Defensive Strategies

The Master Fund may, from time to time in its sole discretion, take temporary or defensive positions in cash, cash equivalents, other short-term securities or money market funds to attempt to reduce volatility caused by adverse market, economic, or other conditions.  Any such temporary or defensive positions could prevent the Master Fund and the Fund from achieving their investment objective.  In addition, the Master Fund may, in Partners Group’s sole discretion, hold cash, cash equivalents, other short-term securities or investments in money market funds pending investment, in order to fund anticipated redemptions, expenses of the Master Fund or other operational needs, or otherwise in the sole discretion of Partners Group.  Subject to applicable law, the Fund may hold cash, cash equivalents, certain other short-term securities or investments in money market funds pending investment, in order to fund anticipated redemptions, expenses of the Fund or other operational needs.    See “USE OF PROCEEDS.”

GENERAL RISKS

The following are certain risk factors that relate to the operations and terms of the Fund and the Master Fund. These considerations, which do not purport to be a complete description of any of the particular risks referred to or a complete list of all risks involved in an investment in the Fund, should be carefully evaluated before determining whether to invest in the Fund.

The Units are speculative and illiquid securities involving substantial risk of loss. An investment in the Fund is appropriate only for those investors who do not require a liquid investment, for whom an investment in the Fund does not constitute a complete investment program, and who fully understand and are capable of assuming the risks of an investment in the Fund.

Recently Organized Fund; Limited Operating History

The Fund and the Master Fund are recently formed entities and have limited independent operating histories upon which prospective investors in the Fund can evaluate their likely performance.  Similarly, many of the Master Fund Investments may have limited operating histories and the information the Master Fund will obtain about such investments may be limited.  As such, the ability of Partners Group to evaluate past performance or to validate the investment strategies of such Master Fund Investment will be limited.  Moreover, even to the extent a Master Fund Investment has a longer operating history, the past investment performance of any of the Master Fund Investments should not be construed as an indication of the future results of such investments, the Master Fund or the Fund, particularly as the investment professionals responsible for the performance of such investments may change over time.  This risk is related to, and enhanced by, the risks created by the fact that Partners Group relies upon information provided to it by the Portfolio Fund Managers that is not, and cannot be, independently verified.  Further, the results of other funds or accounts managed by Partners Group, which have or have had an investment objective similar to or different from that of the Fund and the Master Fund may not be indicative of the results that the Fund and the Master Fund may achieve.

Master-Feeder Structure

The Fund and the Master Fund are part of a “master-feeder” structure.  The Master Fund expects to accept investments from other investors, including other investment vehicles that are managed or sponsored by Partners Group, or an affiliate thereof, which may or may not be registered under the Investment Company Act.  Because each feeder fund may be subject to different investment minimums, feeder-specific expenses and other terms, one feeder fund may offer access to the Master Fund on more attractive terms, or could experience better performance, than the Fund.  In addition, because the Fund incurs expenses that may not be incurred by other investors investing directly or indirectly in the Master Fund, such investors may experience better performance than investors in the Fund.  Substantial repurchase requests by members of the Master Fund in a concentrated period of time could require the Master Fund to raise cash by liquidating certain of its investments more rapidly than might otherwise be desirable.  This may limit the ability of Partners Group to successfully implement the investment program of the Master Fund and could have a material adverse impact on the Fund.  Moreover, regardless of the time period over which substantial repurchase requests are fulfilled, the resulting reduction in the Master Fund’s asset base could make it more difficult for the Master Fund to generate profits or recover losses.  Members will not receive notification of such repurchase requests and, therefore, may not have the opportunity to redeem their Units prior to or at the same time as the members of the Master Fund that are requesting to have their Master Fund Interests repurchased.  If other investors in the Master Fund, including other investment vehicles that are managed or sponsored by Partners Group or an affiliate thereof, request to have their Master Fund Interests repurchased, this may reduce the amount of the Fund’s Master Fund Interest that may be repurchased by the Master Fund and, therefore, the amount of Units that may be repurchased by the Fund.  See “REPURCHASES OF UNITS.”

Dependence on Partners Group

Through the Fund’s interest in the Master Fund, the Fund’s assets are indirectly invested in the Master Fund Investments.  Partners Group has the authority and responsibility for asset allocation, the selection of Master Fund Investments and all other investment decisions for the Master Fund.  The success of the Fund depends upon the ability of Partners Group to develop and implement investment strategies that achieve the investment objective of the Fund and the Master Fund. Members will have no right or power to participate in the management or control of the Fund, the Master Fund or the Master Fund Investments. There can be no assurance that Partners Group will be able to select or implement successful strategies or achieve their respective investment objectives.

Closed-End Fund; Liquidity Limited to Periodic Repurchases of Units

Each of the Fund and the Master Fund is a non-diversified, closed-end management investment company designed primarily for long-term investors, and is not intended to be a trading vehicle.  You should not invest in this Fund if you need a liquid investment.  Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on net asset value.  In order to be able to meet daily redemption requests, mutual funds are subject to more stringent liquidity requirements than closed-end funds.  In particular, a mutual fund generally may not invest more than 15% of its net assets in illiquid securities.  In contrast, the majority of the Fund and the Master Fund’s investments will be illiquid.

The Fund does not intend to list its Units for trading on any national securities exchange.  There is no secondary trading market for Units, and none is expected to develop.  Units are, therefore, not readily marketable.  Because the Fund is a closed-end investment company, its Units are not redeemable at the option of Members and they are not exchangeable for units of any other fund.  Although the Board may, in its sole discretion, cause the Fund to offer to repurchase outstanding Units at their net asset value (after all applicable fees), or, in certain circumstances, at a discount, and Partners Group intends to recommend that, in normal market circumstances, the Board and the Master Fund Board conduct repurchase offers of no more than 5% of the applicable fund’s net assets on or about April 1, 2013, and thereafter quarterly on or about each January 1, April 1, July 1 and October 1, Units are considerably less liquid than shares of funds that trade on a stock exchange, or shares of open-end registered investment companies. In addition, the Fund will generally only complete repurchases to the extent that the Master Fund offers to repurchase Master Fund Interests.  It is possible that the Master Fund may be unable to repurchase the entire Master Fund Interest that the Fund tenders due to the illiquidity of the Master Fund Investments or if the Fund and the other investors in the Master Fund request the Master Fund to repurchase more Master Fund Interests than the Master Fund is then offering to repurchase. There can be no assurance that the Fund will conduct repurchase offers in any particular period and Members may be unable to tender Units for repurchase for an indefinite period of time.

There will be a substantial period of time between the date as of which Members must submit a request to have their Units repurchased and the date they can expect to receive payment for their Units from the Fund.  Members whose Units are accepted for repurchase bear the risk that the Fund’s net asset value may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such Units are valued for purposes of such repurchase.  Members will have to decide whether to request that the Fund repurchase their Units without the benefit of having current information regarding the value of Units on a date proximate to the date on which Units are valued by the Fund for purposes of effecting such repurchases.  See “REPURCHASES OF UNITS.”

In considering whether to repurchase Units during periods of financial market stress, the Board and the Master Fund Board may offer to repurchase Units and Master Fund Interests, respectively, at a discount to their prevailing net asset value that appropriately reflects market conditions, subject to applicable law. Further, repurchases of Units, if any, may be suspended, postponed or terminated by the Board under certain circumstances.  See “REPURCHASES OF UNITS—Periodic Repurchases.”  An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of Units and the underlying investments of the Fund.  Also, because Units are not listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of its Members unless called for under the provisions of the Investment Company Act.

Payment In-Kind For Repurchased Units

The Fund generally expects to distribute to the holder of Units that are repurchased a promissory note entitling such holder to the payment of cash in satisfaction of such repurchase.  See “REPURCHASES OF UNITS—Periodic Repurchases.”  However, there can be no assurance that the Fund will have sufficient cash to pay for Units that are being repurchased or that it will be able to liquidate investments at favorable prices to pay for repurchased Units.  The Fund has the right to distribute securities as payment for repurchased Units in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund.  For example, it is possible that the Master Fund may receive securities from a Portfolio Fund that are illiquid or difficult to value.  In such circumstances, Partners Group would seek to dispose of these securities in a manner that is in the best interests of the Master Fund, which may include a distribution in-kind to the Master Fund’s members followed, in turn, by a distribution in-kind to the Fund’s Members.  In the event that the Fund makes such a distribution of securities, Members will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs in order to dispose of such securities.

Non-Diversified Status

The Fund and the Master Fund are “non-diversified” management investment companies.  Thus, there are no percentage limitations imposed by the Investment Company Act on the Fund’s or the Master Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer.  Consequently, if one or more Master Fund Investments are allocated a relatively large percentage of the Master Fund’s assets, losses suffered by such Master Fund Investments could result in a higher reduction in the Master Fund’s, and therefore the Fund’s, capital than if such capital had been more proportionately allocated among a larger number of Master Fund Investments.

Legal, Tax and Regulatory Risks

Legal, tax and regulatory changes could occur during the term of the Fund which may materially adversely affect the Fund.  For example, the regulatory and tax environment for private funds and investments is evolving, and changes in the direct or indirect regulation or taxation of such investments may materially adversely affect the ability of the Fund and the Master Fund to pursue its investment strategies or achieve its investment objective.  The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law on July 21, 2010. The Dodd-Frank Act significantly revises and expands the rulemaking, supervisory and enforcement authority of U.S. federal bank, securities and commodities regulators.  The implementation of the Dodd-Frank Act requires the adoption of various regulations and the preparation of reports by various agencies over a period of time. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund and the Master Fund or investments made by the Fund or the Master Fund. There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not significantly reduce the profitability of the Fund or the Master Fund. The implementation of the Dodd-Frank Act could adversely affect the Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny may increase the Fund’s and the Advisor’s exposure to potential liabilities. Increased regulatory oversight can also impose administrative burdens on the Fund and the Advisor, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.

Certain tax risks associated with an investment in the Fund are discussed in “TAX RISKS RELATED TO INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS” and  “CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS.”

Substantial Repurchases

Substantial requests for the Fund or the Master Fund to repurchase Units or Master Fund Interests, respectively, could require the Master Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base.  This could have a material adverse effect on the value of the Units.  See “GENERAL RISKS—Master-Feeder Structure.”

Dilution from Subsequent Offerings of Units and Master Fund Interests

The Fund may accept additional subscriptions for Units as determined by the Board, in its sole discretion.  Additional purchases will dilute the indirect interests of existing Members in the Master Fund Investments prior to such purchases, which could have an adverse impact on the existing Members’ interests in the Fund if subsequent Master Fund Investments underperform the prior investments.  In addition, the Master Fund generally offers Master Fund Interests and accepts additional investments in Master Fund Interests as determined by the Master Fund Board, in its sole discretion.  Such additional investments in the Master Fund may dilute the indirect interests of existing members of the Master Fund, including the Fund, in the Master Fund Investments made prior to such purchases, which could have an adverse impact on the Master Fund Interests of the existing members of the Master Fund, including the Fund, if subsequent Master Fund Investments underperform the prior investments.  Further, in certain cases Portfolio Fund Managers may structure performance-based compensation similarly to the Fund, with such compensation being paid only if gains exceed prior losses (i.e. if the value surpasses a previous “high-water mark”).  New sales of Units will dilute the benefit of such compensation structures to existing Members.

Valuations Subject to Adjustment

The valuations reported by the Portfolio Fund Managers, based upon which the Master Fund determines its month-end net asset value and the net asset value of each Master Fund Interest, including the Fund’s Master Fund Interest, may be subject to later adjustment or revision.  For example, fiscal year-end net asset value calculations of the Portfolio Funds may be revised as a result of audits by their independent auditors.  Other adjustments may occur from time to time.  Because such adjustments or revisions, whether increasing or decreasing the net asset value of the Master Fund, and therefore the Fund, at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Members who had their Units repurchased prior to such adjustments and received their repurchase proceeds, subject to the ability of the Fund to adjust or recoup the repurchase proceeds received by Members under certain circumstances as described in “REPURCHASES OF UNITS—Periodic Repurchases” and “CAPITAL ACCOUNTS AND ALLOCATIONS—Reserves.”  As a result, to the extent that such subsequently adjusted valuations from the Portfolio Fund Managers or revisions to the net asset value of a Portfolio Fund or Direct Investment adversely affect the Master Fund’s net asset value, and therefore the Fund’s net asset value, the outstanding Units may be adversely affected by prior repurchases to the benefit of Members who had their Units repurchased at a net asset value higher than the adjusted amount.  Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Units and to the detriment of Members who previously had their Units repurchased at a net asset value lower than the adjusted amount.  The same principles apply to the purchase of Units.  New Members may be affected in a similar way.

Reporting Requirements

Members who beneficially own Units that constitute more than 5% or 10% of the Fund’s Units are subject to certain requirements under the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder.  These include requirements to file certain reports with the SEC.  The Fund has no obligation to file such reports on behalf of such Members or to notify Members that such reports are required to be made.  Members who may be subject to such requirements should consult with their legal advisors.

TAX RISKS RELATED TO INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS

As noted above, the Master Fund will elect to be treated as a REIT for U.S. federal income tax purposes.    In addition, it is common for U.S. real estate to be held through entities treated as REITs, and the Master Fund may own interests in one or more REITs (including Portfolio Funds organized as, or investing through REITs).  This section discusses certain risks related to investments in REITs.

Qualification as a REIT

The Master Fund will elect to be treated as a REIT for U.S. federal income tax purposes,  but has not requested, and does not intend to request, a ruling from the Internal Revenue Service ("IRS") that it qualifies as a REIT.  Qualification as a REIT involves the application of highly technical and complex provisions of the Code and U.S. Treasury Regulations ("Treasury Regulations") promulgated thereunder for which there are limited judicial and administrative interpretations.  To qualify as a REIT, the Master Fund must meet, on an ongoing basis, various tests regarding the nature and diversification of its assets and income, the ownership of its outstanding interests, and the amount of its distributions.  In particular, when investing in Portfolio Funds, the Master Fund generally will need to ensure that the Portfolio Funds will be operated in such a manner that does not adversely affect its ability to qualify as a REIT (or, alternatively, the Master Fund  will need to hold such Portfolio Funds through a taxable REIT subsidiary, or TRS), which may require obtaining assurances from the Portfolio Fund Managers that the Portfolio Funds will be operated in such a matter that does not adversely affect the REIT qualification of the Master Fund.  Moreover, new legislation, court decisions or administrative guidance, in each case possibly with retroactive effect, may make it more difficult or impossible for the Master Fund to qualify as a REIT.  Thus, while the Master Fund  intends to operate so that it will qualify as a REIT, given the highly complex nature of the rules governing REITs, the ongoing importance of factual determinations, and the possibility of future changes in the Master Fund's circumstances, no assurance can be given that it will so qualify for any particular year.

To meet the REIT requirements, the Master Fund may be required to forego investments it might otherwise make.  In addition, the Master Fund may be required to make distributions on its interests at disadvantageous times or when it does not have funds readily available for distribution (or may be required to declare "consent dividends," as discussed below in "REIT Distribution Requirements"), and may be unable to pursue investments that would be otherwise advantageous to the Master Fund in order to satisfy the source of income or asset diversification requirements for qualifying as a REIT.  Furthermore, the Master Fund may be required to liquidate from its portfolio otherwise attractive investments.  These actions could have the effect of reducing the Maser Fund's income and amounts available for distribution on its interests.  Thus, compliance with the REIT requirements may hinder the Master Fund's investment performance.

If the Master Fund fails to qualify as a REIT in any taxable year, and it does not qualify for certain statutory relief provisions, the Master Fund would be required to pay U.S. federal income tax on its taxable income, and distributions on its interests would not be deductible by it in determining its taxable income.  In such a case, the Master Fund might need to borrow money or sell assets in order to pay its taxes.  The Master Fund's payment of income tax would decrease the amount of its income available for distribution on its interests.  Furthermore, if the Master Fund fails to maintain its qualification as a REIT, it no longer would be required to distribute substantially all of its net taxable income (actually or in the form of consent dividends).  Finally, unless the Master Fund were eligible for certain statutory relief provisions, it could not re-elect to qualify as a REIT until the fifth calendar year following the year in which it failed to qualify.

REIT Distribution Requirements

In order to qualify as a REIT, the Master Fund generally must distribute at least 90% of its net taxable income to its investors each calendar year.  To the extent that the Master Fund satisfies the 90% distribution requirement, but distributes less than 100% of its taxable income, the Master Fund is subject to U.S. federal corporate income tax on its undistributed income.  In addition, the Master Fund will incur a 4% nondeductible excise tax on the amount, if any, by which its distributions in any calendar year are less than a minimum amount specified under U.S. federal income tax laws.  In order to meet its REIT distribution requirements, the Master Fund anticipates that it will declare "consent dividends."  Consent dividends are treated for U.S. federal income tax purposes as taxable dividends distributed by a REIT to its investors that are then re-contributed by such investors to the REIT (which results in an increase to the investors' tax bases in their REIT interests).  Consent dividends allow a REIT to meet its REIT distribution requirements (and avoid paying U.S. federal income and excise taxes on its net taxable income), but result in taxable income to the REIT's investors, without corresponding cash distributions.  Investors  receiving consent dividends are, therefore, required to satisfy any resulting tax liabilities with cash from other sources.  The Master Fund intends to distribute its net income (principally through consent dividends) in a manner intended to satisfy the REIT 90% distribution requirement and to avoid the 4% nondeductible excise tax.

Tax Liabilities of the REIT

Even if the Master Fund qualifies for taxation as a REIT, it may be subject to certain U.S. federal, state and local taxes on its income and assets, including taxes on any undistributed income, taxes on income from some activities conducted as a result of a foreclosure, and state or local income, franchise, property and transfer taxes, including mortgage recording taxes.  See "CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS—Taxation of the Master Fund—Taxation of REITs in General."  In addition, any TRS the Master Fund owns will be subject to U.S. federal, state and local corporate income taxes.  In order to meet the REIT qualification requirements, or to avoid the imposition of a 100% tax that applies to certain gains derived by a REIT from sales of inventory or property held primarily for sale to customers in the ordinary course of business, the Master Fund may hold some of its assets through taxable subsidiary corporations, including TRSs.  Any taxes paid by such subsidiary corporations would decrease the cash available for distribution by the Master Fund.

TRS Ownership

A REIT may own up to 100% of the stock of one or more TRSs.  A TRS generally may hold assets and earn income that would not be qualifying assets or income if held or earned directly by a REIT.  Overall, not more than 25% of the value of a REIT's assets may consist of securities of one or more TRSs.  In addition, the TRS rules limit the deductibility of interest paid or accrued by a TRS to its parent REIT to assure that the TRS is subject to an appropriate level of corporate taxation.  The rules also impose a 100% excise tax on certain transactions between a TRS and its parent REIT that are not conducted on an arm's length basis.

Revocation of Election to Qualify as a REIT

The Master Fund's organizational documents provide that its board of directors may revoke or otherwise terminate its REIT election, without the approval of its investors, if the board determines that it is no longer in the Master Fund's best interest to continue to qualify as a REIT.  If the Master Fund ceases to qualify as a REIT, it would become subject to U.S. federal income tax on its net taxable income, and it would no longer be required to distribute its net taxable income, which may have adverse consequences on its total return to the Fund.

Legislative, Regulatory, and Tax Changes

At any time, the U.S. federal income tax laws or regulations governing REITs or the administrative interpretations of those laws or regulations may be changed, possibly with retroactive effect.  The Fund cannot predict if or when any new U.S. federal income tax law, regulation or administrative interpretation, or any amendment to any existing U.S. federal income tax law, regulation or administrative interpretation, will be adopted, promulgated or become effective or whether any such law, regulation or interpretation may take effect retroactively.  The Fund, the Master Fund, and investors could be adversely affected by any such change in, or any new, U.S. federal income tax law, regulation or administrative interpretation.

INVESTMENT RELATED RISKS

This section discusses the types of investments that may be made, directly or indirectly, by the Portfolio Funds, the Master Fund and the Fund, and some of the risks associated with such investments.  It is possible that the Master Fund or a Portfolio Fund will make an investment that is not described below, and any such investment will be subject to its own particular risks.

Unspecified Investments

Partners Group has complete discretion to select the Master Fund Investments as opportunities arise. The Fund, and, accordingly, Members, must rely upon the ability of Partners Group to identify and implement Master Fund Investments consistent with the Fund’s investment objective.  Members will not receive or otherwise be privy to due diligence or risk information prepared by or for Partners Group in respect of the Master Fund Investments.

Concentration of Investments

There are no limitations imposed by Partners Group as to the amount of Master Fund assets that may be invested in (i) any one Portfolio Fund, (ii) in Portfolio Funds managed by a particular Portfolio Fund Manager or its affiliates, (iii) indirectly in any single real estate market segment or (iv) in any issuer. In addition, a Portfolio Fund’s investment portfolio may consist of a limited number of real estate assets and may be concentrated in particular markets or property types.  Accordingly, the Master Fund’s investment portfolio may at times be significantly concentrated, both as to managers and real estate market segments. Such concentration could offer a greater potential for capital appreciation as well as increased risk of loss. Such concentration may also be expected to increase the volatility of the Master Fund’s investment portfolio.

Real Estate Assets

The Master Fund Investments will be subject to the risks inherent in the ownership and operation of real estate and real estate related businesses and other real estate assets. These risks include, but are not limited to, the burdens of ownership of real estate property, general and local economic conditions, the supply and demand for properties, energy and supply shortages, fluctuations in the average occupancy and room rates for hotel properties, the financial resources of tenants, changes in building, environmental and other laws and/or regulations, changes in real estate property tax rates, changes in interest rates and the availability of mortgage funds which may render the sale or refinancing of properties difficult or impracticable, negative developments in the economy that depress travel activity, environmental liabilities, contingent liabilities on disposition of assets, uninsured or uninsurable casualties, acts of God, terrorist attacks and war and other factors which are beyond the control of the Master Fund and the Portfolio Funds.

Mezzanine Investments

Certain debt securities in which the Master Fund and the Portfolio Funds may invest typically will be subordinated to substantial amounts of senior indebtedness. The ability of the Master Fund or a Portfolio Fund to influence the issuer of such subordinated debt, especially during periods of financial distress or following insolvency, is likely to be substantially less than that of senior creditors. Accordingly, the Master Fund or Portfolio Fund may not be able to take the steps necessary to protect the Master Fund Investments in a timely manner or at all. In addition, certain debt securities in which the Master Fund or Portfolio Funds may invest may not be protected by financial covenants, may have limited liquidity and/or may not be rated by a credit rating agency. Debt securities are also subject to other creditor risks, including (i) the possible invalidation of an investment transaction as a “fraudulent conveyance” under relevant creditors’ rights laws, (ii) so-called lender liability claims by the issuer of the obligations and (iii) environmental liabilities that may arise with respect to collateral securing the obligations. The Master Fund Investments may be subject to early redemption features, refinancing options, pre-payment options or similar provisions which, in each case, could result in the issuer repaying the principal on an obligation held by the Master Fund or a Portfolio Fund earlier than expected, resulting in a lower return to the Master Fund than projected. In many cases, the Master Fund’s management of the Master Fund Investments and its remedies with respect thereto, including the ability to foreclose on any collateral securing such investments, will be subject to the rights of the senior lenders and contractual inter-creditor provisions. Accordingly, there can be no assurance that the
Master Fund’s, and therefore the Fund’s, return objectives will be realized.

Real Estate Loans and Participations

Real estate loans acquired by the Master Fund or Portfolio Funds may be at the time of their acquisition or may become after acquisition, non-performing for a wide variety of reasons. Such non-performing real estate loans may require a substantial amount of workout negotiations and/or restructuring, which may entail, among other things, a substantial reduction in the interest rate and a substantial write-down of the principal of such loans. However, even if a restructuring were successfully accomplished, a risk exists that upon maturity of such real estate loan, replacement “takeout” financing will not be available. Purchases of participations in real estate loans raise many of the same risks as investments in real estate loans and also carry risks of illiquidity and lack of control. It is possible that Partners Group may find it necessary or desirable to foreclose on collateral securing one or more real estate loans purchased by the Master Fund or Portfolio Funds. The foreclosure process can be lengthy and expensive. Borrowers often resist foreclosure actions by asserting numerous claims, counterclaims and defenses against the holder of a real estate loan including, without limitation, numerous lender liability claims and defenses, even when such assertions may have no basis in fact, in an effort to prolong the foreclosure action. In some jurisdictions, foreclosure actions can take up to several years or more to litigate. At any time during the foreclosure proceedings, the borrower may file for bankruptcy, which would have the effect of staying the foreclosure action and further delaying the foreclosure process. Foreclosure litigation tends to create a negative public image of the collateral property and may result in disrupting ongoing leasing and management of the property. In addition, certain of the mortgage loans in which the Master Fund invests may be structured so that all or a substantial portion of the principal will not be paid until maturity, which increases the risk of default at that time.

It is anticipated that a substantial portion of any debt investments made by the Master Fund and the Portfolio Funds will not be rated by any recognized rating agency. Generally, the value of unrated classes of debt is more subject to fluctuation due to economic conditions than rated classes. Overall credit quality may move up or down frequently within this category. Similarly, if the Master Fund or a Portfolio Fund acquires low-rated debt securities issued in securitizations, or credit support classes of securitizations (which generally are expected to be first loss classes and which are unrated at the time of acquisition), such holdings will incrementally increase the risk of nonpayment or of a significant delay in payment relating to such Investments. If the ratings on any such assets were downgraded, it would adversely affect their value and the value of the Master Fund and the Fund.

Commercial Mortgage-Backed Securities

The Master Fund and the Portfolio Funds may acquire subordinated tranches of Commercial Mortgage-Backed Securities (“CMBS”) issuances. In general, subordinated tranches of CMBS are entitled to receive repayment of principal only after all principal payments have been made on more senior tranches and also have subordinated rights as to receipt of interest distributions. Such subordinated tranches are subject to a greater risk of nonpayment than senior tranches of CMBS or CMBS that are backed by third-party credit enhancement. In addition, an active secondary market for such subordinated securities is not as well developed as the market for certain other mortgage-backed securities. Accordingly, such subordinated CMBS may have limited marketability and there can be no assurance that a more efficient secondary market will develop.

Investments in Undeveloped Land or Undeveloped Real Property

The Master Fund may acquire direct or indirect interests in undeveloped land or underdeveloped real property, which may often be non-income producing. To the extent that the Master Fund invests in such assets, it will be subject to the risks normally associated with such assets and development activities. Such risks include, without limitation, risks relating to the availability and timely receipt of zoning and other regulatory approvals, the cost and timely completion of construction (including risks beyond the control of the Master Fund, such as weather or labor conditions or material shortages) and the availability of both construction and permanent financing on favorable terms. These risks could result in substantial unanticipated delays or expenses and, under certain circumstances, could prevent completion of development activities once undertaken, any of which could have an adverse effect on the Master Fund and on the amount of funds available for distribution to the Master Fund’s investors, including the Fund. Properties under development or properties acquired to be developed may receive little or no cash flow from the date of acquisition through the date of completion of development and may experience operating deficits after the date of completion. In addition, market conditions may change during the course of development that make such development less attractive than at the time it was commenced.

In addition, investments in new development activities could be more susceptible to irregular accounting or other fraudulent practices. In the event of fraud, the Master Fund may suffer a partial or total loss of capital invested. There can be no assurance that any such losses will be offset by gains (if any) realized on the other Master Fund Investments.

Environmental Claims

The Master Fund may be exposed to substantial risk of loss from environmental claims arising out of Master Fund Investments made with undisclosed or unknown environmental problems with inadequate reserves, as well as from occupational safety issues and concerns. Under applicable laws, ordinances and regulations, an owner of real property may be liable for the costs of removal or remediation of certain hazardous or toxic substances on or in such property. Such laws often impose such liability without regard to whether the owner knew of, or was responsible for, the presence of such hazardous or toxic substances. The cost of any required remediation and the owner’s liability therefore as to any property are generally not limited under such laws and could exceed the value of the property and/or the aggregate assets of the owner. The presence of such substances, or the failure to properly remediate contamination from such substances, may adversely affect the owner’s ability to sell the real estate or to borrow funds using such property as collateral, which could have an adverse effect on the Master Fund’s, and therefore the Fund’s, return from such Master Fund Investment.

Environmental claims with respect to a specific Investment may exceed the value of such Master Fund Investment, and under certain circumstances, subject other assets of the Master Fund to such liabilities.

Control Positions

The Master Fund (in the case of Direct Investments) and the Portfolio  Funds may take control positions in real estate assets. The exercise of control over a real estate asset imposes additional risks of liability for environmental damage, product defects, failure to supervise management, violation of governmental regulations and other types of liability in which the limited liability characteristic of a corporation may be ignored, which would increase the Fund’s possibility of incurring losses.

Leverage

           The Portfolio Fund Managers and (subject to applicable law) the Fund and the Master Fund may employ leverage through borrowings or derivative instruments, and are likely to directly or indirectly acquire interests in real estate assets with highly leveraged capital structures. If income and appreciation on investments made with borrowed funds are less than the cost of the leverage, the value of the relevant portfolio or investment will decrease. Accordingly, any event that adversely affects the value of a Master Fund Investment will be magnified to the extent leverage is employed. The cumulative effect of the use of leverage by the Fund, the Master Fund or the Portfolio Funds in a market that moves adversely to the relevant investments could result in substantial losses, exceeding those that would have been incurred if leverage had not been employed.

Derivative Instruments

The Master Fund and some or all of the Portfolio Fund Managers and (subject to applicable law) may use options, swaps, futures contracts, forward agreements and other derivatives contracts. Transactions in derivative instruments present risks arising from the use of leverage (which increases the magnitude of losses), volatility, the possibility of default by a counterparty and illiquidity. Use of derivative instruments for hedging or speculative purposes by the Master Fund or the Portfolio Fund Managers could present significant risks, including the risk of losses in excess of the amounts invested.

Economic, Political and Legal Risks

The Master Fund Investments will include direct and indirect investments in a number of countries, including less developed countries, exposing investors to a range of potential economic, political and legal risks, which could have an adverse effect on the Fund and the Master Fund. These may include but are not limited to declines in economic growth, inflation, deflation, currency revaluation, nationalization, expropriation, confiscatory taxation, governmental restrictions, adverse regulation, social or political instability, negative diplomatic developments, military conflicts, and terrorist attacks.

Prospective investors should note that the real estate markets in countries where the Master Fund Investments are made may be significantly less developed than those in the United States. Certain investments may be subject to extensive regulation by national governments and/or political subdivisions thereof, which could prevent the Master Fund or the Portfolio Funds from making investments they otherwise would make, or cause them to incur substantial additional costs or delays that they otherwise would not suffer. Such countries may have different regulatory standards with respect to insider trading rules, restrictions on market manipulation, shareholder proxy requirements and/or disclosure of information. In addition, the laws of various countries governing business organizations, bankruptcy and insolvency may make legal action difficult and provide little, if any, legal protection for investors, including the Master Fund and the Portfolio Funds. Any such laws or regulations may change unpredictably based on political, economic, social, and/or market developments.

Currency Risk

           The Master Fund’s portfolio will include direct and indirect investments in a number of different currencies. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Master Fund Investments are denominated against the U.S. dollar may result in a decrease the Master Fund’s and the Fund’s net asset value. Partners Group may or may not elect to hedge the value of investments made by the Master Fund against currency fluctuations, and even if Partners Group deems hedging appropriate, it may not be possible or practicable to hedge currency risk exposure. Accordingly, the performance of the Fund could be adversely affected by such currency fluctuations.

Risks Relating to Accounting, Auditing and Financial Reporting, etc

The legal, regulatory, disclosure, accounting, auditing and reporting standards in certain of the countries in which the Master Fund Investments (both direct and indirect) may be made may be less stringent and may not provide the same degree of protection or information to investors as would generally apply in the United States.  Although the Fund and the Master Fund will be using U.S. generally accepted accounting principles (“U.S. GAAP”), the assets, liabilities, profits and losses appearing in published financial statements of the Master Fund Investments may not reflect their financial position or operating results as they would be reflected under U.S. GAAP.  Accordingly, the net asset value of the Fund published from time to time may not accurately reflect a realistic value for any or all of the investments.

In addition, certain of the Master Fund Investments may not maintain internal management accounts or adopt financial budgeting, internal audit or internal control procedures to standards normally expected of companies in the United States. Accordingly, information supplied to the Master Fund and the Portfolio Funds may be incomplete, inaccurate and/or significantly delayed. The Master Fund and the Portfolio Funds may therefore be unable to take or influence timely actions necessary to rectify management deficiencies in such Portfolio Companies, which may ultimately have an adverse impact on the net asset value of the Fund.

SPECIAL RISKS PERTAINING TO INVESTMENTS IN PORTFOLIO FUNDS

This section discusses certain risks related to the fact that the Master Fund invests in Portfolio Funds.

Investments in the Portfolio Funds Generally

Because the Master Fund invests in Portfolio Funds, a Member’s investment in the Fund will be affected by the investment policies and decisions of the Portfolio Fund Manager of each Portfolio Fund in direct proportion to the amount of Master Fund assets that are invested in each Portfolio Fund.  The Fund’s net asset value may fluctuate in response to, among other things, various market and economic factors related to the markets in which the Portfolio Funds invest and the financial condition and prospects of the real estate assets in which the Portfolio Funds invest, and Members will not have an opportunity to evaluate the specific investments made by the Portfolio Funds or the Portfolio Fund Managers, or the terms of any such investments. In addition, the Portfolio Fund Managers could materially alter their investment strategies from time to time without notice to the Master Fund. There can be no assurance that the Portfolio Fund Managers will be able to select or implement successful strategies or achieve their respective investment objectives. Certain risks related to the investment strategies and techniques utilized by the Portfolio Fund Managers are described under “INVESTMENT RELATED RISKS” above.

Portfolio Funds Not Registered

The Fund and the Master Fund are registered as investment companies under the Investment Company Act.  The Investment Company Act is designed to afford various protections to investors in pooled investment vehicles.  For example, the Investment Company Act imposes limits on the amount of leverage that a registered investment company can assume, restricts layering of costs and fees, restricts transactions with affiliated persons, and requires that the investment company’s operations be supervised by a board of managers, a majority of whose members are independent of management.  Each of the Fund and the Master Fund is itself subject to these restrictions.  However, the Portfolio Funds in which the Master Fund invests are not subject to the provisions of the Investment Company Act.  Many Portfolio Fund Managers may not be registered as investment advisers.  As an indirect investor in the Portfolio Funds managed by Portfolio Fund Managers that are not registered as investment advisers, the Fund will not have the benefit of certain of the protections of the Advisers Act.

In addition, the Portfolio Funds typically do not maintain their securities and other assets in the custody of a bank or a member of a securities exchange, as generally required of registered investment companies, in accordance with certain SEC rules.  A registered investment company which places its securities in the custody of a member of a securities exchange is required to have a written custodian agreement, which provides that securities held in custody will be at all times individually segregated from the securities of any other person and marked to clearly identify such securities as the property of such investment company and which contains other provisions designed to protect the assets of such investment company.  The Portfolio Funds in which the Master Fund will invest may maintain custody of their assets with brokerage firms which do not separately segregate such customer assets as would be required in the case of registered investment companies or may not use a custodian to hold their assets.  Under the provisions of the Securities Investor Protection Act of 1970, as amended, the bankruptcy of any brokerage firm used to hold Portfolio Fund assets, could have a greater adverse effect on the Fund than would be the case if custody of assets were maintained in accordance with the requirements applicable to registered investment companies.  There is also a risk that a Portfolio Fund Manager could convert assets committed to it by the Master Fund to its own use or that a custodian could convert assets committed to it by a Portfolio Fund Manager to its own use.  There can be no assurance that the Portfolio Fund Managers or the entities they manage will comply with all applicable laws and that assets entrusted to the Portfolio Fund Managers will be protected.

Prospective investors should understand that the Fund is an appropriate investment only for investors who can tolerate a high degree of risk, including lesser regulatory protections in connection with the Fund’s indirect investments in the Portfolio Funds than might normally be available through investments in registered investment company vehicles.

Portfolio Funds Are Generally Non-Diversified

While there are no regulatory requirements that the investments of the Portfolio Funds be diversified, some Portfolio Funds may undertake to comply with certain investment concentration limits.  Portfolio Funds may at certain times hold large positions in a relatively limited number of investments.  Portfolio Funds may target or concentrate their investments in particular markets or property types.  Those Portfolio Funds that concentrate in a specific real estate segment could have magnified exposure to the other risks described herein.  As a result, the net asset values of such Portfolio Funds may be subject to greater volatility than those of investment companies that are subject to diversification requirements and this may negatively impact the net asset values of the Master Fund and the Fund.

Portfolio Funds’ Securities Are Generally Illiquid

The securities of the Portfolio Funds in which the Master Fund invests or plans to invest will generally be illiquid.  Subscriptions to purchase the securities of Portfolio Funds are generally subject to restrictions or delays.  Similarly, the Master Fund may not be able to dispose of Portfolio Fund interests that it has purchased in a timely manner and, if adverse market conditions were to develop during any period in which the Master Fund is unable to sell Portfolio Fund interests, the Master Fund might obtain a less favorable price than that which prevailed when it acquired or subscribed for such interests, and this may negatively impact the net asset values of the Master Fund and the Fund.

Portfolio Fund Operations Not Transparent

Partners Group does not control the investments or operations of the Portfolio Funds.  A Portfolio Fund Manager may employ investment strategies that differ from its past practices and are not fully disclosed to Partners Group and that involve risks that are not anticipated by Partners Group.  Some Portfolio Fund Managers may have a limited operating history and some may have limited experience in executing one or more investment strategies to be employed for a Portfolio Fund. Furthermore, there is no guarantee that the information given to the Administrator and reports given to Partners Group with respect to the Master Fund Investments will not be fraudulent, inaccurate or incomplete.

Valuation of the Master Fund’s Interests in Portfolio Funds

The valuation of the Master Fund’s investments in Portfolio Funds is ordinarily determined based upon valuations provided by the Portfolio Fund Managers of such Portfolio Funds which valuations are generally not audited.  A majority of the securities in which the Portfolio Funds invest will not have a readily ascertainable market price and will be valued by the Portfolio Fund Managers.  In this regard, a Portfolio Fund Manager may face a conflict of interest in valuing the securities, as their value may affect the Portfolio Fund Manager’s compensation or its ability to raise additional funds.  No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Portfolio Fund, the accuracy of the valuations provided by the Portfolio Funds, that the Portfolio Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that the Portfolio Funds’ policies and procedures and systems will not change without notice to the Master Fund.  As a result, valuations of the securities may be subjective and could prove in hindsight to have been wrong, potentially by significant amounts.  Partners Group has established a committee (the “Valuation Committee”) to oversee the valuation of the Fund’s and Master Fund’s investments pursuant to procedures adopted by the Board and the Master Fund Board.  The members of the Valuation Committee may face conflicts of interest in overseeing the valuation of the Fund’s and the Master Fund’s investments, as the value of the Fund’s and the Master Fund’s investments will affect Partners Group’s compensation.  Moreover, neither the Valuation Committee nor Partners Group will generally have sufficient information in order to be able to confirm or review the accuracy of valuations provided by Portfolio Fund Managers.

A Portfolio Fund Manager’s information could be inaccurate due to fraudulent activity, misvaluation or inadvertent error.  In any case, the Master Fund may not uncover errors for a significant period of time.  Even if Partners Group elects to cause the Master Fund to sell its interests in such a Portfolio Fund, the Master Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time.  In such a case, the Portfolio Fund Manager’s valuations of such interests could remain subject to such fraud or error, and the Valuation Committee may, in its sole discretion, determine to discount the value of the interests or value them at zero.

Members should be aware that situations involving uncertainties as to the valuations by Portfolio Fund Managers could have a material adverse effect on the Master Fund and the Fund if the Portfolio Fund Manager’s, Partners Group’s or the Master Fund’s judgments regarding valuations should prove incorrect.  Persons who are unwilling to assume such risks should not make an investment in the Fund.

Multiple Levels of Fees and Expenses

By investing in Portfolio Funds indirectly through the Fund and the Master Fund, the investor bears asset-based and performance-based fees charged by the Fund and/or the Master Fund, in addition to any asset-based fees and performance-based fees and allocations at the Portfolio Fund level.  Moreover, an investor in the Fund bears a proportionate share of the fees and expenses of the Fund (including, among other things, offering expenses, operating costs, sales charges, brokerage transaction expenses, management fees, servicing fees, administrative and custody fees, and tender offer expenses) and, indirectly, similar expenses of the Master Fund and the Portfolio Funds.  Thus, an investor in the Fund may be subject to higher operating expenses than if he or she invested in a Portfolio Fund directly or in a closed-end fund which did not invest through Portfolio Funds.

Each Portfolio Fund generally will be subject to a performance-based fee or allocation irrespective of the performance of other Portfolio Funds and the Master Fund and the Fund generally.  Accordingly, a Portfolio Fund Manager to a Portfolio Fund with positive performance may receive performance-based compensation from the Portfolio Fund, and thus indirectly from the Fund and its Members, even if the overall performance of the Master Fund and the Fund is negative.  Generally, fees payable to Portfolio Fund Managers of the Portfolio Funds will range from [__]% to [___]% (annualized) of the commitment amount of the Master Fund’s investment, and carried interests are typically [___]%, although it is possible that such amounts may be exceeded for certain Portfolio Fund Managers.  The performance-based compensation received by a Portfolio Fund Manager also may create an incentive for that Portfolio Fund Manager to make investments that are riskier or more speculative than those that it might have made in the absence of the performance-based allocation.

Investors that invest in the Fund through financial advisers or intermediaries may also be subject to account fees or charges levied by such parties. Prospective investors should consult with their respective financial advisers or intermediaries for information regarding any fees or charges that may be associated with the services provided by such parties.

Inability to Vote

To the extent that the Master Fund owns less than 5% of the voting securities of each Portfolio Fund, it may be able to avoid that any such Portfolio Fund is deemed an “affiliated person” of the Master Fund for purposes of the Investment Company Act (which designation could, among other things, potentially impose limits on transactions with the Portfolio Funds, both by the Master Fund and other clients of Partners Group).  To limit its voting interest in certain Portfolio Funds, the Master Fund may enter into contractual arrangements under which the Master Fund irrevocably waives its rights (if any) to vote its interests in a Portfolio Fund.  These voting waiver arrangements may increase the ability of the Master Fund and other clients of Partners Group to invest in certain Portfolio Funds.  However, to the extent the Master Fund contractually forgoes the right to vote the securities of a Portfolio Fund, the Master Fund will not be able to vote on matters that require the approval of such Portfolio Fund’s investors, including matters which may be adverse to the Master Fund’s and the Fund’s interests.

There are, however, other statutory tests of affiliation (such as on the basis of control), and, therefore, the prohibitions of the Investment Company Act with respect to affiliated transactions could apply in certain situations where the Master Fund owns less than 5% of the voting securities of a Portfolio Fund.  If the Master Fund is considered to be affiliated with a Portfolio Fund, transactions between the Master Fund and such Portfolio Fund may, among other things, potentially be subject to the prohibitions of Section 17 of the Investment Company Act notwithstanding that the Master Fund has entered into a voting waiver arrangement.

Consortium or Offsetting Investments

The Portfolio Fund Managers may invest in consortia, which could result in increased concentration risk where multiple Portfolio Funds in the Master Fund’s portfolio each invest in a particular underlying real estate asset. In addition, Portfolio Fund Managers are compensated based on the performance of their portfolios.  Accordingly, there often may be times when a particular Portfolio Fund Manager may receive incentive compensation in respect of its portfolio for a period even though the Master Fund’s and the Fund’s net asset values may have decreased during such period.  Furthermore, it is possible that from time to time, various Portfolio Fund Managers selected by Partners Group may be competing with each other for investments in one or more markets.

Indemnification of Portfolio Funds and Portfolio Fund Managers

The Master Fund may agree to indemnify certain of the Portfolio Funds and the Portfolio Fund Managers and their respective officers, directors, and affiliates from any liability, damage, cost, or expense arising out of, among other things, acts or omissions undertaken in connection with the management of Portfolio Funds or Direct Investments.  If the Master Fund were required to make payments (or return distributions) in respect of any such indemnity, the Master Fund and the Fund could be materially adversely affected.

Disposition of Investments

In connection with the disposition of a Master Fund Investment, the Master Fund may be required to make representations and warranties regarding such Master Fund Investment and its financial affairs.  The Master Fund may also be required to indemnify the purchasers of such Master Fund Investment to the extent that any such representation and  warranties are inaccurate or misleading.  If the Master Fund were required to make payments in respect of any such indemnity, the Master Fund and the Fund could be materially adversely affected.  The disposition of Master Fund Investments may also give rise to certain tax liabilities.

Termination of the Master Fund’s Interest in a Portfolio Fund

A Portfolio Fund may, among other things, terminate the Master Fund’s interest in that Portfolio Fund (causing a forfeiture of all or a portion of such interest) if the Master Fund fails to satisfy any capital call by that Portfolio Fund or if the continued participation of the Master Fund in the Portfolio Fund would have a material adverse effect on the Portfolio Fund or its assets.

RISKS SPECIFIC TO SECONDARY INVESTMENTS

General Risks of Secondary Investments

           The overall performance of the Master Fund’s Secondary Investments will depend in large part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. Where the Master Fund acquires a Portfolio Fund interest as a Secondary Investment, the Master Fund will generally not have the ability to modify or amend such Portfolio Fund’s constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic terms of the interests being acquired. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to Secondary Investments may be greater than those relating to Primary Investments.

Contingent Liabilities Associated with Secondary Investments

Where the Master Fund acquires a Portfolio Fund interest as a Secondary Investment, the Master Fund may acquire contingent liabilities associated with such interest. Specifically, where the seller has received distributions from the relevant Portfolio Fund and, subsequently, that Portfolio Fund recalls any portion of such distributions, the Master Fund (as the purchaser of the interest to which such distributions are attributable) may be obligated to pay an amount equivalent to such distributions to such Portfolio Fund. While the Master Fund may be able, in turn, to make a claim against the seller of the interest for any monies so paid to the Portfolio Fund, there can be no assurance that the Master Fund would have such right or prevail in any such claim.

Risks Relating to Secondary Investments Involving Syndicates

The Master Fund may acquire Secondary Investments as a member of a purchasing syndicate, in which case the Master Fund may be exposed to additional risks including (among other things): (i) counterparty risk, (ii) reputation risk, (iii) breach of confidentiality by a syndicate member, and (iv) execution risk.

Limits of Risks Disclosure

The above discussions and the discussions in the SAI relating to various risks associated with the Fund and Units, the Master Fund, and the Portfolio Funds are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund.  Prospective investors should read this entire Memorandum, the SAI, and the LLC Agreement and should consult with their own advisers before deciding whether to invest in the Fund.  In addition, as the Fund’s and the Master Fund’s investment program or market conditions change or develop over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Memorandum.

In view of the risks noted above, the Fund should be considered a speculative investment and prospective investors should invest in the Fund only if they can sustain a complete loss of their investment.

No guarantee or representation is made that the investment program of the Fund, the Master Fund or any Portfolio Fund will be successful, that the various Portfolio Funds selected will produce positive returns or that the Fund and the Master Fund will achieve their investment objective.

MANAGEMENT OF THE FUND AND THE MASTER FUND

The Boards of Managers

The Board has overall responsibility for the management and supervision of the business operations of the Fund on behalf of the Members.  The Master Fund Board, which currently has the same composition as the Board, has overall responsibility for the management and supervision of the business operations of the Master Fund on behalf of the Master Fund’s members.  A majority of Managers of each of the Board and Master Fund Board is and will be persons who are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act (the “Independent Managers”).  To the extent permitted by the Investment Company Act and other applicable law, the Board and the Master Fund Board may each delegate any of its rights, powers and authority to, among others, the officers of the applicable fund, any committee of such board, service providers or, in the case of the Master Fund, Partners Group.  See “BOARDS OF MANAGERS AND OFFICERS” in the Fund’s SAI for the identities of the Managers and executive officers of the Fund and the Master Fund, brief biographical information regarding each of them, and other information regarding the election and membership of the Board and Master Fund Board.

The Adviser

Pursuant to the Investment Management Agreement, Partners Group (USA) Inc., an investment adviser registered under the Advisers Act, serves as the Master Fund’s investment adviser.

Partners Group and its affiliates serve as investment advisers to other funds that have investment programs which are similar to the investment program of the Fund and the Master Fund, and Partners Group and/or its affiliates may in the future serve as an investment adviser or otherwise manage or direct the investment activities of other registered and/or private investment companies with investment programs similar to the investment program of the Fund and the Master Fund.  See “CONFLICTS OF INTEREST.”

Partners Group

Partners Group is an affiliate of Partners Group AG, a global investment manager specializing in private markets investments. Partners Group Holding AG, the parent company of Partners Group and Partners Group AG is listed on the SIX Swiss Exchange, with a public market capitalization above USD 4 billion as of 1 August 2011.

As of 30 June, 2011, Partners Group and its affiliates managed over USD 33 billion in direct, secondary and primary private markets investments for a wide variety of institutional investors worldwide. The firm employs a broad team of more than 500 people, representing more than 40 nationalities and speaking more than 30 languages. The integrated private markets team is represented through offices in New York, San Francisco, São Paulo, London, Guernsey, Luxembourg, Munich, Dubai, Singapore, Beijing, Seoul, Tokyo and Sydney, along with Partners Group’s headquarters in Zug, Switzerland. Through various funds and customized investment programs, Partners Group and its affiliates have committed in more than 500 partnerships and made more than 200 direct investments across private markets and are represented on more than 200 partnership advisory boards. These activities have fostered relationships with leading private markets managers around the globe. Partners Group believes that the Fund and the Master Fund will benefit from the experience and resources available through its affiliation with Partners Group.

Partners Group Management Team

The personnel of Partners Group who currently have primary responsibility for management of the Master Fund are:

Investment Management Agreement

The Investment Management Agreement became effective as of [_________, 2011], and will continue in effect for an initial two-year term.  Thereafter, the Investment Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Master Fund, or a majority of the Master Fund Board, and (ii) the vote of a majority of the Independent Managers of the Master Fund, cast in person at a meeting called for the purpose of voting on such approval.  See “VOTING.”  The Investment Management Agreement will terminate automatically if assigned (as defined in the Investment Company Act), and is terminable at any time without penalty upon 60 days’ written notice to the Master Fund by either the Master Fund Board or Partners Group.  A discussion regarding the basis for the Master Fund Board’s approval of the Investment Management Agreement, or any other investment advisory contracts, will be available in the Master Fund’s next annual or semi-annual report.

The Investment Management Agreement provides that, in the absence of willful misfeasance or gross negligence of its obligations to the Master Fund, Partners Group and any partner, director, officer or employee of Partners Group, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Master Fund.  The Investment Management Agreement also provides for indemnification, to the fullest extent permitted by law, by the Master Fund, of Partners Group, or any partner, director, officer or employee of Partners Group, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Master Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance or gross negligence of its obligations to the Master Fund.  Such indemnification includes losses sustained by Partners Group or its affiliates as an indemnitor under any sub-servicing or other agreement entered into by Partners Group for the benefit of the Fund or the Master Fund to the extent that such losses relate to the Fund or the Master Fund and the indemnity giving rise to the losses is not broader than that granted by the Fund to Partners Group or its affiliates pursuant to the Investment Management Agreement.  The Master Fund has the right to consent before Partners Group settles or consents to the settlement of a claim involving such indemnitor losses (but such consent right will not affect Partners Group’s entitlement to indemnification).

INVESTMENT MANAGEMENT FEE

Through its investment in the Master Fund, the Fund bears a proportionate share of the investment management fee (the “Investment Management Fee”) paid by the Master Fund to Partners Group in consideration of the advisory and other services provided by Partners Group to the Master Fund.  Pursuant to the Investment Management Agreement, the Master Fund pays Partners Group a monthly Investment Management Fee equal to [____]% on an annualized basis of the greater of (i) the Master Fund's net asset value and (ii) the Master Fund’s net asset value less cash and cash equivalents plus the total of all commitments made by the Master Fund that have not yet been drawn for investment.  The Investment Management Fee is paid to Partners Group out of the Master Fund’s assets and decreases the net profits or increases the net losses of the Master Fund that are credited to or debited against each Master Fund member’s capital account, thereby decreasing the net profits or increasing the net losses of the Fund.  Net asset value means the total value of all assets of the Master Fund, less an amount equal to all accrued debts, liabilities and obligations of the Master Fund; provided that for purposes of determining the Investment Management Fee payable to Partners Group for any month, net asset value will be calculated prior to any reduction for any fees and expenses of the Master Fund for that month, including, without limitation, the Investment Management Fee payable to Partners Group for that month.  The Investment Management Fee will be computed as of the last day of each month, and will be due and payable in arrears within fifteen business days after the end of the month.

A portion of the Investment Management Fee may be paid to brokers or dealers that assist in the placement of Units or Master Fund Interests, including brokers or dealers that may be affiliated with Partners Group.

In addition, at the end of each calendar quarter (and at certain other times), an amount (the “Incentive Allocation”) equal to [___]% of the excess, if any, of (i) the allocable share of the net profits of the Master Fund for the relevant period of each person, including the Fund, that has invested in Master Fund Interests over (ii) the then balance, if any, of that person’s Loss Recovery Account (as defined below) will be debited from such person’s capital account and credited to a capital account of Partners Group (or, to the extent permitted by applicable law, of an affiliate of Partners Group) in the Master Fund maintained solely for the purpose of being allocated the Incentive Allocation (the “Incentive Allocation Account”).

The Master Fund will maintain a memorandum account for each feeder fund that has invested in Master Fund Interests, including the Fund (each, a “Loss Recovery Account”), which will have an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Master Fund by the amount of the relevant member’s allocable share of the net losses of the Master Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of such member’s allocable share of the net profits of the Master Fund for the quarter. Members in the Fund will benefit from the Loss Recovery Account established for the Fund in proportion to their holdings of Units.

PLACEMENT AGENT

Foreside Fund Services, LLC (the “Placement Agent”), whose principal business address is Three Canal Plaza, Portland, Maine 04101, acts as placement agent to the Fund on a best-efforts basis, subject to various conditions, pursuant to a placement agent agreement ("Placement Agent Agreement") between the Fund and the Placement Agent. The Placement Agent also serves as the Master Fund's placement agent.

Units are offered with a maximum placement fee of [____]% of the subscription amount.  The placement fee will be deducted out of the investor’s subscription amount, and will not constitute part of an investor’s capital contribution to the Fund or part of the assets of the Fund.  The Placement Agent may elect to reduce, otherwise modify or waive the Placement Fee with respect to any Member.  No placement fee is expected to be charged with respect to investments by Partners Group, its affiliates, and its directors, principals, officers and employees and others in the Placement Agent’s sole discretion.

The Placement Agent is also responsible for selecting and entering into sub-placement agent agreements with brokers and dealers in connection with the offering of Units and for negotiating the terms of any such arrangements, pursuant to which the Placement Agent may pay some or all of any placement fee to such third parties.

Neither the Placement Agent nor any other party is obligated to purchase any Units from the Fund.  There is no minimum aggregate number of Units required to be purchased.

Partners Group and/or its affiliates may make payments to selected affiliated or unaffiliated third parties (including the parties who have entered into sub-placement agent agreements with the Placement Agent) from time to time in connection with the sale of Units and/or the services provided to Unit holders. These payments will be made out of Partners Group’s and/or its affiliates’ own assets and will not represent an additional charge to the Fund. The amount of such payments may be significant in amount and the prospect of receiving any such payments may provide such third parties or their employees with an incentive to favor sales of Units over other investment options.

Pursuant to the Placement Agent Agreement, the Placement Agent is solely responsible for the costs and expenses incurred in connection with (i) its qualification as a broker-dealer under state or U.S. federal laws, and (ii) the promotion of the offering of Units.   The Placement Agent Agreement also provides that the Fund will indemnify the Placement Agent and its affiliates and certain other persons against certain liabilities.

ADMINISTRATION

Each of the Fund and the Master Fund has retained the Administrator, UMB Fund Services, Inc., whose principal business address is 803 W Michigan, Milwaukee, WI 53233, to provide administrative services, and to assist with operational needs.  The Administrator provides such services to the Fund pursuant to an administration agreement between the Fund and the Administrator, and to the Master Fund pursuant to an administration agreement between the Master Fund and the Administrator (each such agreement, an “Administration Agreement”, and together, the “Administration Agreements”).  The Administrator is responsible directly or through its agents for, among other things, providing the following services to each of the Fund and the Master Fund, as applicable;  (1) maintaining a list of members and generally performing all actions related to the issuance and repurchase of interests of such fund, if any, including delivery of trade confirmations and capital statements; (2) providing certain administrative, clerical and bookkeeping services; (3) providing transfer agency services, services related to the payment of distributions, and accounting services; (4) computing the net asset value of the Fund and the Master Fund in accordance with U.S. generally accepted accounting principles and procedures defined in consultation with Partners Group; (5) overseeing the preparation of semi-annual and annual financial statements of the fund in accordance with U.S. generally accepted accounting principles, quarterly reports of the operations of the fund and information required for tax returns; (6) supervising regulatory compliance matters and preparing certain regulatory filings; and (7) performing additional services, as agreed upon, in connection with the administration of the fund.  The Administrator may from time to time delegate its responsibilities under each of the Administration Agreements to one or more parties selected by the Administrator, including its affiliates or affiliates of Partners Group.

In consideration for these services, the Fund pays the Administrator a monthly administration fee of $[____], or $[____] on an annualized basis (the “Fund Administration Fee”).  In addition, the Master Fund pays the Administrator a quarterly administration fee of up to [____]% on an annualized basis of the net assets of the Master Fund (prior to reduction for any Investment Management Fee or Incentive Allocation) as of each month-end (the “Master Fund Administration Fee”, and together with the Fund Administration Fee, the “Administration Fees”).  The Fund bears a proportionate share of the Master Fund Administration Fee as a result of the Fund’s investment in the Master Fund.  Each of the Administration Fees is paid to the Administrator out of the assets of the Fund or the Master Fund, as applicable, and therefore decreases the net profits or increases the net losses of the Fund. The Administrator is also reimbursed by the Fund or the Master Fund, as applicable, for out-of-pocket expenses relating to services provided to such fund, and receives a fee for transfer agency services.  The Administration Fees and the other terms of the Administration Agreements may change from time to time as may be agreed to by the applicable fund and the Administrator.

Each Administration Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the fund that is a party thereto, the Administrator and any partner, director, officer or employee of the Administrator, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to such fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of administration services for such fund.  Each Administration Agreement also provides for indemnification, to the fullest extent permitted by law, by the fund that is a party thereto of the Administrator, or any partner, director, officer or employee of the Administrator, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to such fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to such fund.

FUND SERVICING AGENT

Partners Group or one of its affiliates serves as the Fund's fund servicing agent (in such capacity, the "Servicing Agent").  Pursuant to the terms of a Fund Servicing Agreement (the  "Servicing Agreement") that has been approved by the Board, the Servicing Agent is responsible, either directly or through one of its affiliates or agents, for, among other things, providing various services not required to be performed by the Administrator or other service providers engaged by the Fund, which may include the following:  (1) providing the Fund with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund and Member services; (2) as agreed from time to time with the Board in accordance with Rule 38a-1 under the Investment Company Act, making available the services of appropriate compliance personnel and resources relating to compliance policies and procedures of the Fund; (3) providing the Fund with office space and office equipment and services including telephone service, heat, utilities, stationery supplies and similar items; (4) assisting in the establishment of Member accounts and providing ongoing account maintenance services to Members, including handling inquiries from Members regarding the Fund; (5) assisting in communicating with Members and providing information about the Fund, Units owned by Members, repurchase offers and other activities of the Fund; (6) assisting in enhancement of relations and communication between Members and the Fund; (7) handling Member inquiries and calls relating to administrative matters; (8) assisting in the maintenance of the Fund's records with respect to the Members; (9) assisting the Fund in providing or procuring accounting services for the Fund and Member capital accounts; (10) assisting in the administration of meetings of the Board and its committees and the Members; (11) assisting in administering subscriptions and tender offers, including assistance in the preparation of regulatory filings and the transmission of cash between Members and the Fund, and the Fund and the Master Fund (or any successor thereto designated by the Fund); (12) assisting in arranging for, at the Fund's expense, the preparation of all required tax returns; (13) assisting in the periodic updating of the Fund's Confidential Private Placement Memorandum and SAI, the preparation of proxy statements to Members, and the preparation of reports filed with regulatory authorities; (14) periodically reviewing the services performed by the Fund's service providers, and making such reports and recommendations to the Board concerning the performance of such services as the Board reasonably requests; (15) to the extent requested by the Board or officers of the Fund, negotiating changes to the terms and provisions of the Fund's custody, administration and escrow agreements; (16) providing information and assistance as requested in connection with the registration of the Fund's Units in accordance with state securities requirements; (17) providing assistance in connection with the preparation of the Fund's periodic financial statements and annual audit as reasonably requested by the Board or officers of the Fund or the Fund's independent accountants; and (18) supervising other aspects of the Fund's operations and providing other administrative services to the Fund.

In consideration for these services, the Fund pays the Servicing Agent a monthly servicing fee (the  "Servicing Fee"), equal to 1/12th of [____]% of the Fund's net asset value as of each month-end.  For purposes of determining the Servicing Fee due to Partners Group for any month, net asset value will be calculated prior to any reduction for any fees and expenses (of the Fund and the Master Fund) for that month, including, without limitation, the Servicing Fee payable for that month.  The Servicing Fee is paid to the Servicing Agent out of the Fund's assets and decreases the net profits or increases the net losses of the Fund.

The Servicing Agreement provides that, in the absence of willful misfeasance or gross negligence of its obligations to the Fund, the Servicing Agent and any partner, director, officer or employee of the Servicing Agent, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund.  The Servicing Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund, of the Servicing Agent, or any partner, director, officer or employee of Partners Group, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person's willful misfeasance or gross negligence of its obligations to the Fund.

CUSTODIAN

UMB Bank, N.A. (the “Custodian”), an affiliate of the Administrator, serves as the primary custodian of the assets of the Fund and the Master Fund, and may maintain custody of such assets with U.S. and non-U.S. subcustodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder.  Assets of the Fund and the Master Fund are not held by Partners Group or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. subcustodians in a securities depository, clearing agency or omnibus customer account of such custodian.  The Custodian’s principal business address is 928 Grand Blvd., Kansas City, MO 64106.

FUND AND MASTER FUND EXPENSES

Each of the Fund and the Master Fund will pay all of its expenses, or reimburse Partners Group or its affiliates to the extent they have previously paid such expenses on behalf of the Fund or the Master Fund. The expenses of the Fund (whether borne directly, or indirectly through, and in proportion to, the Fund’s interest in the Master Fund) include, but are not limited to, any fees and expenses in connection with the offering and issuance of Units and Master Fund Interests; all fees and expenses reasonably incurred in connection with the operation of the Fund and the Master Fund such as direct and indirect expenses related to the assessment of prospective investments (whether or not such investments are consummated), investment structuring, corporate actions, travel associated with due diligence and monitoring activities and enforcing the Fund’s and the Master Fund’s rights in respect of the Master Fund Investments; quotation or valuation expenses; the Investment Management Fee, the Servicing Fee and the Administration Fees; brokerage commissions; interest and fees on any borrowings by the Fund and Master Fund; professional fees (including, without limitation, expenses of consultants, experts and specialists); research expenses; fees and expenses of outside tax or legal counsel (including fees and expenses associated with the review of documentation for prospective investments by the Master Fund), including foreign counsel; accounting, auditing and tax preparation expenses; fees and expenses in connection with repurchase offers and any repurchases or redemptions of Units and Master Fund Interests; taxes and governmental fees (including tax preparation fees); fees and expenses of any custodian, subcustodian, transfer agent, and registrar, and any other agent of the Fund and the Master Fund; all costs and charges for equipment or services used in communicating information regarding the Fund’s or the Master Fund’s transactions with any custodian or other agent engaged by the Fund or the Master Fund, as applicable; bank service fees; costs and expenses relating to any amendment of the LLC Agreement, the Master Fund LLC Agreement or other organizational documents of the Fund or the Master Fund; expenses of preparing, amending, printing, and distributing Memorandums, SAIs, and any other sales material (and any supplements or amendments thereto), reports, notices, websites, other communications to Members or the Master Fund’s members, and proxy materials; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Members’ or Master Fund members’ meetings, including the solicitation of proxies in connection therewith; expenses of corporate data processing and related services; member recordkeeping and account services, fees, and disbursements; expenses relating to investor and public relations; fees and expenses of the members of the Board and Master Fund Board who are not employees of Partners Group or its affiliates; insurance premiums; Extraordinary Expenses (as defined below); and all costs and expenses incurred as a result of dissolution, winding-up and termination of the Fund or the Master Fund.  The Fund or the Master Fund may need to sell portfolio securities to pay fees and expenses, which could cause the Fund to realize taxable gains.

“Extraordinary Expenses” means all expenses incurred by the Fund or Master Fund, as applicable, outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute and the amount of any judgment or settlement paid in connection therewith, or the enforcement of the rights against any person or entity; costs and expenses for indemnification or contribution payable to any person or entity (including, without limitation, pursuant to the indemnification obligations described under “SUMMARY OF THE LLC AGREEMENT—Limitation of Liability; Indemnification”); expenses of a reorganization, restructuring or merger, as applicable; expenses of holding, or soliciting proxies for, a meeting of members (except to the extent relating to items customarily addressed at an annual meeting of a registered closed-end management investment company); and the expenses of engaging a new administrator, custodian, transfer agent or escrow agent.

Partners Group will bear all of its own routine overhead expenses, including rent, utilities, salaries, office equipment and communications expenses.  In addition, Partners Group is responsible for the payment of the compensation and expenses of those members of the Master Fund Board and officers of the Master Fund affiliated with Partners Group, and making available, without expense to the Master Fund, the services of such individuals, subject to their individual consent to serve and to any limitations imposed by law.

Partners Group and its affiliates may be entitled to receive topping, break-up, monitoring, directors’ organizational, set-up, advisory, investment banking, syndication and other similar fees in connection with the purchase, monitoring or disposition of Master Fund Investments or from unconsummated transactions. Any such fees earned in respect of the Master Fund Investments shall result in a corresponding reduction in fees payable to Partners Group from the Master Fund.

The Fund’s expenses incurred and to be incurred in connection with the initial offering of Units will be amortized by the Fund over the 12-month period beginning on the Initial Closing Date and are not expected to exceed $[_______], which includes the proportionate share of the expenses incurred and to be incurred in connection with the Master Fund’s initial offering of Master Fund Interests.  The Fund will also bear directly certain ongoing offering costs associated with any periodic offers of Units, and indirectly certain ongoing offering costs associated with any periodic offers of Master Fund Interests, which will be expensed as they are incurred.  Offering costs cannot be deducted by the Fund, the Master Fund or the Members.

Partners Group has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby Partners Group has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction-related expenses, extraordinary expenses, the Incentive Allocation and any acquired fund fees and expenses) do not exceed [____]% on an annualized basis (the “Expense Limit”).  For a period not to exceed three years from the date on which a Waiver is made, Partners Group may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit.  The Expense Limitation Agreement has an initial two year term, provided that it may be terminated by Partners Group or the Fund at any time that the Fund would not exceed the Expense Limit without giving effect to any Waiver.

The Portfolio Funds will bear various fees and expenses in connection with their operations.  These fees and expenses are similar to those incurred by the Fund and the Master Fund.  In addition, the Portfolio Funds will pay asset-based fees to their Portfolio Fund Managers and generally may pay performance-based fees or allocations to their Portfolio Fund Managers, which effectively reduce the investment returns of the Portfolio Funds.  These expenses, fees, and allocations are in addition to those incurred by the Fund directly, or indirectly through its investment in the Master Fund.  As an indirect investor in the Portfolio Funds through its investment in the Master Fund, the Fund will indirectly bear a portion of the expenses and fees of the Portfolio Funds.

The Fund’s and the Master Fund’s fees and expenses will decrease the net profits or increase the net losses of the Fund that are credited to or debited against each Member’s capital account.

VOTING

Each Member will have the right to cast a number of votes, based on the value of such Member’s Units, at any meeting of Members called by the (i) Board or (ii) Members holding at least a majority of the total number of votes eligible to be cast by all Members.  Except for the exercise of such voting privileges, Members will not be entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

CONFLICTS OF INTEREST

The Fund may be subject to a number of actual and potential conflicts of interest.

Affiliates

Partners Group and its affiliates engage in financial advisory activities that are independent from, and may from time to time conflict with, those of the Fund. In the future, there might arise instances where the interests of such affiliates conflict with the interests of the Fund. Partners Group and its affiliates may provide services to, invest in, advise, sponsor and/or act as investment manager to investment vehicles and other persons or entities (including prospective investors in the Fund) which may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund; which may compete with the Fund for investment opportunities; and which may, subject to applicable law, co-invest with the Fund in certain transactions. In addition, Partners Group, its affiliates and their respective clients may themselves invest in securities that would be appropriate for the Master Fund or the Portfolio Funds and may compete with the Portfolio Funds for investment opportunities.  By acquiring Units, each Member will be deemed to have acknowledged the existence of any such actual and potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest.

Although Partners Group and its affiliates will seek to allocate investment opportunities among the Master Fund and their other clients in a fair and reasonable manner, there can be no assurance that an investment opportunity which comes to the attention of Partners Group or its affiliates will be appropriate for the Master Fund or will be referred to the Master Fund. Partners Group and its affiliates are not obligated to refer any investment opportunity to the Master Fund.

The directors, partners, trustees, managers, members, officers and employees of Partners Group and their affiliates may buy and sell securities or other investments for their own accounts (including through funds managed by Partners Group or its affiliates).  As a result of differing trading and investment strategies or constraints, investments may be made by directors, partners, trustees, managers, members, officers and employees that are the same, different from or made at different times than investments made for the Fund or Master Fund.  To reduce the possibility that the Fund or Master Fund will be materially adversely affected by the personal trading described above, each of the Fund, the Master Fund and Partners Group have adopted codes of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the portfolio transactions of the Fund or the Master Fund.  The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.  The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

OUTSTANDING SECURITIES

As of the date of this Memorandum there were no outstanding Units of the Fund.

REPURCHASES OF UNITS

No Right of Redemption

No Member (or other person holding Units acquired from a Member) will have the right to require the Fund to redeem its Units.  No public market exists for Units, and none is expected to develop.  Consequently, Members may not be able to liquidate their investment other than as a result of repurchases of Units by the Fund, as described below.

Periodic Repurchases

The Board, from time to time and in its sole discretion, may determine to cause the Fund to offer to repurchase Units from Members, including Partners Group and its affiliates, pursuant to written tenders by Members.  However, because all or substantially all of the Fund’s assets will be invested in the Master Fund, the Fund will generally find it necessary to liquidate a portion of its Master Fund Interest in order to satisfy repurchase requests.  Because Master Fund Interests are generally illiquid, the Fund may withdraw a portion of its Master Fund Interest only pursuant to repurchase offers by the Master Fund.  Therefore, the Fund does not expect to conduct a repurchase offer for Units unless the Master Fund contemporaneously conducts a repurchase offer for Master Fund Interests.

Partners Group anticipates recommending to the Master Fund Board that the Master Fund conduct repurchase offers of no more than 5% of the Master Fund’s net assets on or about April 1, 2013, and thereafter quarterly on or about each January 1, April 1, July 1 and October 1.  It is also anticipated that the Fund will generally conduct repurchase offers contemporaneously with repurchase offers conducted by the Master Fund.

The Master Fund will make repurchase offers, if any, to all holders of Master Fund Interests, including the Fund.  The Fund does not expect to make a repurchase offer that is larger than the portion of the Master Fund’s corresponding repurchase offer expected to be available for acceptance by the Fund.  Consequently, the Fund will conduct repurchase offers on a schedule and in amounts that will depend on the Master Fund's repurchase offers.

Subject to the considerations described above, the aggregate value of Units to be repurchased at any time will be determined by the Board in its sole discretion, and such amount may be stated as a percentage of the value of the Fund’s outstanding Units.  Therefore, the Fund may determine not to conduct a repurchase offer at a time that the Master Fund conducts a repurchase offer.  The Fund may also elect to repurchase less than the full amount that a Member requests to be repurchased.  If a repurchase offer is oversubscribed by Members, the Fund will repurchase only a pro rata portion of the Units tendered by each Member.

In determining whether the Master Fund should offer to repurchase interests therein from its members pursuant to written requests, the Master Fund Board will consider the recommendation of Partners Group.  The Master Fund Board or the Board also may consider the following factors, among others, in determining whether to repurchase Master Fund Interests or Units and the amount of Master Fund Interests or Units therein to be repurchased:

•
in the case of the Board, whether the Master Fund is making a contemporaneous repurchase offer for Master Fund Interests, and the aggregate value of the Master Fund Interests the Master Fund is offering to repurchase;

•	whether any members of the applicable fund have requested to tender interests in such fund to the fund;

•	the working capital and liquidity requirements of the applicable fund;

•	the relative sizes of the repurchase requests and the applicable fund;

•	the past practice of the applicable fund in repurchasing interests in such fund;

•	the condition of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

•
the anticipated tax consequences of any proposed repurchases of interests in the applicable fund including whether the proposed repurchase may adversely affect the Master Fund's election to be treated as a REIT for U.S. federal income tax purposes; and

•
in the case of the Master Fund Board, the Master Fund’s investment plans, the liquidity of its assets (including fees and costs associated with liquidating Master Fund Investments), and the availability of information as to the value of its interests in underlying Portfolio Funds and other investments.

As described above, in certain circumstances the Board or the Master Fund Board may determine not to conduct a repurchase offer, or to conduct a repurchase offer of less than 5% of the Fund’s or the Master Fund’s net assets. In particular, during periods of financial market stress, the Master Fund Board may determine that some or all of the Master Fund Investments cannot be liquidated at their fair value, making a determination not to conduct repurchase offers more likely.

As an alternative, during such periods the Board and the Master Fund Board may offer to repurchase Units and Master Fund Interests, respectively, at a discount to their prevailing net asset value that appropriately reflects market conditions, subject to applicable law (a “Discount Repurchase Offer”). Any such Discount Repurchase Offer will be made contemporaneously by the Fund and the Master Fund, and the benefit of any Units or Master Fund Interests repurchased at a discount will be for the account of the Fund and the Master Fund, respectively.

Procedures for Repurchase of Units

Following is a summary of the procedures expected to be employed by the Fund in connection with the repurchase of Units.  The Master Fund is expected to employ substantially similar procedures in connection with the repurchase of Master Fund Interests.

The Board will determine that the Fund will offer to repurchase Units pursuant to written tenders only on terms that the Board determines to be fair to the Fund and Members.  The amount due to any Member whose Units are repurchased will be equal to the value of the Member’s capital account (or portion thereof being repurchased) based on the Fund’s net asset value as of the Valuation Date (as defined below), after reduction for all fees and expenses of the Fund (and indirectly, of the Master Fund) for all periods through the Valuation Date (including, without limitation, the Investment Management Fee, Servicing Fee, Administration Fees, any Incentive Allocation and any Early Repurchase Fee (as defined below)), any required tax withholding and other liabilities of the Fund to the extent accrued or otherwise attributable to the Units being repurchased (including pursuant to a Discount Repurchase Offer, if applicable).  If the Board determines that the Fund will offer to repurchase Units, written notice will be provided to Members that describes the commencement date of the repurchase offer, specifies the date on which repurchase requests must be received by the Fund, and contains other terms and information Members should consider in deciding whether and how to participate in such repurchase opportunity.  The expiration date of the repurchase offer (the “Expiration Date”) will be a date set by the Board occurring no sooner than 20 business days after the commencement date of the repurchase offer, provided that such Expiration Date may be extended by the Board in its sole discretion.  The Fund generally will not accept any repurchase request received by it or its designated agent after the Expiration Date.

Payment by the Fund upon a repurchase of Units will be made in the form of the Promissory Note (as defined below).  The Fund does not generally expect to distribute securities (other than the Promissory Note) as payment for repurchased Units except in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund or the Members, or if the Master Fund has received distributions from Portfolio Funds in the form of securities that are transferable to the Master Fund’s members.  Securities which are distributed in-kind in connection with a repurchase of Units may be illiquid.  Any in-kind distribution of securities will be valued in accordance with the LLC Agreement and will be distributed to all tendering Members on a proportional basis.  See “CALCULATION OF NET ASSET VALUE; VALUATION.”

In light of liquidity constraints associated with many of the Master Fund Investments and the fact that the Master Fund may have to liquidate interests in such investments to pay for Master Fund Interests being repurchased in order to fund the repurchase of Units and due to other considerations applicable to the Fund and the Master Fund, the Fund expects to employ the following additional repurchase procedures:

•
The value of Units being repurchased will be determined as of a date, determined by the Board, in its sole discretion, which is approximately 65 days, but in no event earlier than 60 days, after the Expiration Date (the “Valuation Date”), and any such repurchase will be effected as of the day after the Valuation Date (the “Repurchase Date”).   As discussed above, and subject to the considerations described above, it is expected that there will be a Repurchase Date on or about each January 1, April 1, July 1 and October 1 beginning on or about April 1, 2013.

•
As promptly as practicable after the Expiration Date, the Fund will give to each Member whose Units have been accepted for repurchase a promissory note (the “Promissory Note”) entitling the Member to be paid an amount equal to the value, determined as of the Valuation Date in the manner specified above, of the repurchased Units.  The Promissory Notes will be held by the Administrator on behalf of each such Member. The determination of the value of Units as of the Valuation Date is subject to adjustment based upon the results of the annual audit of the financial statements of the Fund and the Master Fund for the fiscal year in which such Valuation Date occurred.

•
The Promissory Note, which will be non-interest bearing and non-transferable, is expected to contain terms providing for, among other things, the following payments.  The initial payment in respect of the Promissory Note (the “Initial Payment”) will be in an amount equal to at least 95% of the estimated aggregate value of the repurchased Units, determined as of the Valuation Date in the manner specified above.  The Initial Payment will be made on or before the fifteenth business day after the Repurchase Date, provided that if the Fund has requested the repurchase of all or a portion of its Master Fund Interest in order to satisfy the Initial Payment, the Initial Payment may be postponed until ten business days after the Fund has received at least 95% of the aggregate amount so requested to be repurchased by the Fund from the Master Fund (the “Master Fund Payment Date”).  Similarly, when the Fund and other members of the Master Fund request the repurchase of a portion of their Master Fund Interests, the Master Fund is entitled to postpone the payment in respect of any promissory note delivered thereto until ten business days after the Master Fund has received at least 95% of the aggregate amount anticipated to be received through pending liquidations of Master Fund Investments in order to fund repurchases of Master Fund Interests.

•
The second and final payment in respect of the Promissory Note (the “Final Payment”) is expected to be in an amount equal to the excess, if any, of (i) the aggregate value of the repurchased Units, determined as of the Valuation Date in the manner specified above based upon the results of the annual audit of the financial statements of the Fund and the Master Fund for the fiscal year in which the Valuation Date of such repurchase occurred, over (ii) the Initial Payment.  It is anticipated that the annual audit of the financial statements of the Fund and the Master Fund will be completed within 60 days after the end of each fiscal year of the Fund and that the Final Payment will be made as promptly as practicable after the completion of such audit.

•
Notwithstanding anything in the foregoing to the contrary, if a Member, after giving effect to the repurchase, would continue to hold at least 5% of the aggregate value of its Units as of the Valuation Date, the Final Payment in respect of such repurchase shall be made on or before the 60th day after the Repurchase Date, provided that if the Fund has requested the repurchase of all or a portion of its Master Fund Interest by the Master Fund in order to fund the repurchase of Units, such payment may be postponed until 10 business days after the applicable Master Fund Payment Date.  Such payment shall be in an amount equal to the excess, if any, of (i) the aggregate value of the repurchased Units, determined as of the Valuation Date in the manner specified above, based upon information known to the Fund as of the date of the Final Payment, over (ii) the Initial Payment.  If, based upon the results of the annual audit of the financial statements of the Fund and the Master Fund for the fiscal year in which the Valuation Date of such repurchase occurred, it is determined that the value at which the Units were repurchased was incorrect, the Fund shall decrease such Member’s capital account balance by the amount of any overpayment and redeem for no additional consideration a number of Units having a value equal to such amount, or increase such Member’s capital account balance by the amount of any underpayment and issue for no additional consideration a number of Units having an aggregate value equal to such amount, as applicable, in each case as promptly as practicable following the completion of such audits and, if applicable, the making of a corresponding adjustment to the Fund’s capital account balance in the Master Fund.

The repurchase of Units is subject to regulatory requirements imposed by the SEC.  The Fund’s repurchase procedures are intended to comply with such requirements.  However, in the event that the Board determines that modification of the repurchase procedures described above is required or appropriate, the Board will adopt revised repurchase procedures as necessary to ensure the Fund’s compliance with applicable regulations or as the Board in its sole discretion deems appropriate.  Following the commencement of an offer to repurchase Units, the Fund may suspend, postpone or terminate such offer in certain circumstances upon the determination of a majority of the Board, including a majority of the Independent Managers, that such suspension, postponement or termination is advisable for the Fund and its Members, including, without limitation, circumstances as a result of which it is not reasonably practicable for either the Fund or the Master Fund to dispose of its investments or to determine its net asset value, and other unusual circumstances.

Each Member whose Units have been accepted for repurchase will continue to be a Member of the Fund until the Repurchase Date (and thereafter if the Member retains Units following such repurchase) and may exercise its voting rights with respect to the repurchased Units until the Repurchase Date.  Moreover, the capital account maintained in respect of a Member whose Units have been accepted for repurchase will be adjusted for the net profits or net losses of the Fund through the Valuation Date, and such Member’s capital account shall not be adjusted for the amount withdrawn, as a result of the repurchase, prior to the Repurchase Date.

Upon its acceptance of tendered Units for repurchase, the Fund will maintain daily on its books a segregated account consisting of (i) cash, (ii) liquid securities or (iii) the portion of the Fund’s Master Fund Interest that the Fund has requested to have repurchased (or any combination of them), in an amount equal to the aggregate estimated unpaid dollar amount of the Promissory Notes issued to Members tendering Units.

Payments for repurchased Units are expected to cause the Fund to request the repurchase of a portion of its Master Fund Interest which, in turn, may require the Master Fund to liquidate Master Fund Investments earlier than Partners Group otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Master Fund’s portfolio turnover; provided, however, that where the Board and the Master Fund Board determine to make Discount Repurchase Offers as described above, the consequences of such premature liquidation may be wholly or partially mitigated.  The Fund and Master Fund may, but need not, maintain cash or borrow money to meet repurchase requests.  Such a practice could increase the Fund’s or the Master Fund’s, as applicable, operating expenses and impact the ability of the Fund and the Master Fund to achieve their investment objective.

A [2.00]% early repurchase fee (the “Early Repurchase Fee”) will be charged by the Fund with respect to any repurchase of Units from a Member at any time prior to the day immediately preceding the one-year anniversary of the Member’s purchase of the Units.  Units tendered for repurchase will be treated as having been repurchased on a “first in - first out” basis.  Therefore, Units repurchased will be deemed to have been taken from the earliest capital contribution made by such Member (adjusted for subsequent net profits and net losses) until that capital contribution is decreased to zero, and then from each subsequent capital contribution made by such Member (adjusted for subsequent net profits and net losses) until such capital contribution is decreased to zero.  An Early Repurchase Fee payable by a Member may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund.

Other than the Early Repurchase Fee, the Fund does not presently intend to impose any charges on the repurchase of Units.  However, the Master Fund is permitted to allocate to the Master Fund members, including the Fund, whose Master Fund Interests are repurchased, costs and charges imposed by Portfolio Funds or otherwise incurred in connection with Master Fund Investments, if Partners Group determines to liquidate such interests as a result of repurchase tenders by Master Fund members and such charges are imposed on the Master Fund.  In the event that any such charges are allocated to the Fund by the Master Fund and subject to applicable law, the Fund may allocate such charges to the Members whose repurchase tenders resulted in the repurchase of a portion of the Master Fund Interest by the Fund that resulted in such charges.  Additionally, as described above, the Board may offer to repurchase at a discount to net asset value under certain circumstances.

A Member who tenders some but not all of the Member’s Units for repurchase will be required to maintain a minimum capital account balance of $[____].  Such minimum capital account balance requirement may be waived by the Fund, in its sole discretion.  The Fund reserves the right to reduce the amount to be repurchased from a Member so that the required capital account balance is maintained.

In the event that Partners Group or any of its affiliates holds Units in its capacity as a Member, such Units may be tendered for repurchase in connection with any repurchase offer made by the Fund, without notice to the other Members.

Mandatory Redemption by the Fund

In accordance with the terms and conditions of the LLC Agreement, the Fund may cause a mandatory redemption of all or some of the Units of a Member, or any person acquiring Units from or through a Member, in the event that the Board determines or has reason to believe, in its sole discretion, that:  (i) that Member or person’s Units have been transferred to, or has vested in, any person, by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of a Member; (ii) ownership of the Units by such Member or other person will cause the Fund or the Master Fund to be in violation of, or subject the Fund, the Master Fund or Partners Group to additional registration or regulation under the securities, commodities, or other laws of the United States or any other jurisdiction; (iii) continued ownership of the Units by such Member may be harmful or injurious to the business or reputation of the Fund, the Master Fund or Partners Group, or may subject the Fund, the Master Fund or any Members or members of the Master Fund to an undue risk of adverse tax or other fiscal consequences; (iv) any representation or warranty made by a Member in connection with the acquisition of Units was not true when made or has ceased to be true, or the Member has breached any covenant made by it in connection with the acquisition of Units; or (v) it would be in the best interests of the Fund for the Fund to cause a mandatory redemption of such Units in circumstances where the Board determines that doing so is in the best interests of the Fund in a manner as will not discriminate unfairly against any Member.

TRANSFERS OF UNITS

No person shall become a substituted Member of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion.  Units held by Members may be transferred only:  (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Member; or (ii) under other limited circumstances, with the consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

Unless counsel to the Fund confirms that the transfer will not cause the Fund to be treated as a “publicly traded partnership,” the Board generally will not consider consenting to a transfer of Units unless the transfer is:  (i) one in which the tax basis of the Units in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member (e.g., certain transfers to affiliates, gifts and contributions to family entities); (ii) to members of the transferring Member’s immediate family (siblings, spouse, parents, or children); or (iii) a distribution from a qualified retirement plan or an individual retirement account. In addition, the Board will not consider consenting to a transfer of Units that may adversely affect the Master Fund's ability to qualify as a REIT.

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability.  See “ELIGIBLE INVESTORS.”  Notice of a proposed transfer of Units must also be accompanied by a properly completed subscription document in respect of the proposed transferee.  In connection with any request to transfer Units, the Fund may require the Member requesting the transfer to obtain, at the Member’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request.  The Board generally will not consent to a transfer of Units by a Member (i) unless such transfer is to a single transferee, or (ii) if, after the transfer of the Units, the balance of the capital account of each of the transferee and transferor is less than $[____].  Each transferring Member and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Any transferee acquiring Units by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Member, will be entitled to the allocations and distributions allocable to the Units so acquired, to transfer the Units in accordance with the terms of the LLC Agreement and to tender the Units for repurchase by the Fund, but will not be entitled to the other rights of a Member unless and until the transferee becomes a substituted Member as specified in the LLC Agreement.  If a Member transfers Units with the approval of the Board, the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom the Units are transferred is admitted to the Fund as a Member.

By subscribing for Units, each Member agrees to indemnify and hold harmless the Fund, the Board, Partners Group, the Master Fund, and each other Member, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Member in violation of the LLC Agreement or any misrepresentation made by that Member in connection with any such transfer.

CALCULATION OF NET ASSET VALUE; VALUATION

Each of the Fund and the Master Fund will calculate its net asset value as of the close of business on the last business day of each calendar month, each date that a Unit is offered, as of the date of any distribution and at such other times as the Board shall determine (each, a “Determination Date”).  In determining its net asset value, each of the Fund and the Master Fund will value its investments as of the relevant Determination Date.  The net asset value of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date.

Because the Fund invests all or substantially all of its assets in the Master Fund, the value of the assets of the Fund will depend on the value of its pro rata interest in the Master Fund Investments. Partners Group will oversee the valuation of the Fund’s investments on behalf of the Fund and the valuation of the Master Fund Investments on behalf of the Master Fund.  The Board and the Master Fund Board have approved valuation procedures for the Fund and the Master Fund, which are in substance identical (the “Valuation Procedures”).

The Valuation Procedures provide that the Master Fund will value its investments in Portfolio Funds and Direct Investments at fair value.  The fair value of such investments as of each Determination Date ordinarily will be the carrying amount (book value) of the Master Fund’s interest in such investments as determined by reference to the most recent balance sheet, statement of capital account or other valuation provided by the relevant Portfolio Fund Manager as of or prior to the relevant Determination Date; provided that such values will be adjusted for any other relevant information available at the time the Master Fund values its portfolio, including capital activity and material events occurring between the reference dates of the Portfolio Fund Manager’s valuations and the relevant Determination Date.

In reviewing the valuations provided by Portfolio Fund Managers, the Valuation Procedures require the consideration of all relevant information reasonably available at the time the Master Fund values its portfolio.  Partners Group will consider such information, and may conclude in certain circumstances that the information provided by the Portfolio Fund Manager does not represent the fair value of a particular Portfolio Fund or Direct Investment.  In accordance with the Valuation Procedures, Partners Group will consider whether it is appropriate, in light of all relevant circumstances, to value such interests based on the net asset value reported by the relevant Portfolio Fund Manager, or whether to adjust such value to reflect a premium or discount to such net asset value.  Any such decision will be made in good faith, and subject to the review and supervision of the Master Fund Board.

For example, Portfolio Fund Managers may value investments in Portfolio Funds and Direct Investments at cost.  The Valuation Procedures provide that, where cost is determined to best approximate the fair value of the particular security under consideration, Partners Group may approve such valuations.  In other cases, Partners Group may be aware of sales of similar securities to third parties at materially different prices, or of other circumstances indicating that cost may not approximate fair value (which could include situations where there are no sales to third parties).  In such cases, the Master Fund’s investment will be revalued in a manner that Partners Group, in accordance with the Valuation Procedures, determines in good faith best approximates market value.  The Master Fund Board will be responsible for ensuring that the Valuation Procedures are fair to the Master Fund and consistent with applicable regulatory guidelines.

Notwithstanding the above, the Portfolio Fund Managers may adopt a variety of valuation bases and provide differing levels of information concerning Portfolio Funds and Direct Investments, and there will generally be no liquid markets for such investments.  Consequently, there are inherent difficulties in determining the fair value that cannot be eliminated.  None of the Master Fund Board, the Board or Partners Group will be able to confirm independently the accuracy of valuations provided by the Portfolio Fund Managers (which are generally unaudited).

To the extent the Fund or the Master Fund holds securities or other instruments that are not investments in Portfolio Funds or Direct Investments, the Fund or the Master Fund, as applicable, will generally value such assets as described below.  Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange will be valued at the last sale price or the official closing price on the exchange or system where such securities are principally traded for the business day as of the relevant Determination Date.  If no sale or official closing price of particular securities are reported on a particular day, the securities will be valued at the closing bid price for securities held long, or the closing ask price for securities held short, or if a closing bid or ask price, as applicable, is not available, at either the exchange or system-defined closing price on the exchange or system in which such securities are principally traded.  Over-the-counter securities not quoted on the Nasdaq Stock Market will be valued at the last sale price on the relevant Determination Date or, if no sale occurs, at the last bid price, in the case of securities held long, or the last ask price, in the case of securities held short, at the time net asset value is determined.   Equity securities for which no prices are obtained under the foregoing procedures, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by Partners Group not to reflect the market value, will be valued at the bid price, in the case of securities held long, or the ask price, in the case of securities held short, supplied by one or more dealers making a market in those securities or one or more brokers, in accordance with the Valuation Procedures.

Fixed-income securities with a remaining maturity of 60 days or more for which accurate market quotations are readily available will normally be valued according to dealer-supplied bid quotations or bid quotations from a recognized pricing service.  Fixed-income securities for which market quotations are not readily available or are believed by Partners Group not to reflect market value will be valued based upon broker-supplied quotations in accordance with the Valuation Procedures, provided that if such quotations are unavailable or are believed by Partners Group not to reflect market value, such fixed-income securities will be valued at fair value in accordance with the Valuation Procedures, which may include the utilization of valuation models that take into account spread and daily yield changes on government securities in the appropriate market (e.g., matrix pricing). High quality investment grade debt securities (e.g., treasuries, commercial paper, etc.) with a remaining maturity of 60 days or less are valued by Partners Group at amortized cost, which the Board and the Master Fund Board have determined to approximate fair value.  All other instruments held by the Master Fund will be valued in accordance with the Valuation Procedures.

If no price is obtained for a security in accordance with the foregoing, because either an external price is not readily available or such external price is believed by Partners Group not to reflect the market value, Partners Group will make a determination in good faith of the fair value of the security in accordance with the Valuation Procedures.  In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset.  The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a recognized pricing service.

Partners Group and its affiliates act as investment advisers to other clients that may invest in securities for which no public market price exists.  Valuation determinations by Partners Group or its affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund or the Master Fund.  Consequently, the fees charged to the Fund or the Master Fund may be different than those charged to other clients, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Master Fund, including the Investment Management Fee, are accrued on a monthly basis on the Determination Date and taken into account for the purpose of determining the Master Fund’s net asset value.  Similarly, expenses of the Fund are accrued on a monthly basis on the Determination Date and taken into account for the purpose of determining the Fund’s net asset value.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Master Fund’s net asset value and the Fund if the judgments of the Master Fund Board, the Board, Partners Group, or the Portfolio Fund Managers regarding appropriate valuations should prove incorrect.  Also, Portfolio Fund Managers will generally only provide determinations of the net asset value of Portfolio Funds periodically, in which event it will not be possible to determine the Master Fund’s net asset value, and therefore the Fund’s net asset value, more frequently.

CAPITAL ACCOUNTS AND ALLOCATIONS

Capital Accounts

The Fund will maintain a separate capital account on its books for each Member.  As of any date, the capital account of a Member shall be equal to the net asset value per Unit as of such date, multiplied by the number of Units held by such Member.  Any amounts charged or debited against a Member’s capital account under the Fund’s ability to allocate special items, and to accrue reserves, other than among all Members in accordance with the number of Units held by each such Member, shall be treated as a partial redemption of such Member’s Units for no additional consideration as of the date on which the Board determines such charge or debit is required to be made, and such Member’s Units shall be reduced thereby as appropriately determined by the Fund.  Any amounts credited to a Member’s capital account under the Fund’s ability to allocate special items and to accrue reserves, other than among all Members in accordance with the number of Units held by each such Member, shall be treated as an issuance of additional Units to such Member for no additional consideration as of the date on which the Board determines such credit is required to be made, and such Member’s Units shall be increased thereby as appropriately determined by the Fund.

Allocation of Special Items — Certain Withholding Taxes and Other Expenditures

Withholding taxes or other tax obligations incurred by the Fund, directly or indirectly, that are attributable to any Member, as determined by the Fund, will be debited against the capital account of that Member as of the close of the accounting period during which the Fund paid or incurred those obligations, and any amounts then or thereafter distributable to the Member will be reduced by the amount of those taxes.  If the amount of those taxes is greater than the Member’s capital account as of the close of the accounting period, then the Member and any successor to the Member’s Units is required to pay upon demand to the Fund the amount of the excess.  The Fund is not obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member.

Any expenditures payable by the Fund, directly or indirectly, and any other Fund items, to the extent paid or incurred or withheld, directly or indirectly, on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, as determined by the Fund, will generally be charged to only those Members on whose behalf the expenditures or items are paid or incurred or whose circumstances gave rise to such expenditures or items.  These charges or items will be debited to the capital accounts of the applicable Members as of the close of the accounting period during which the items were paid or accrued by the Fund.

Reserves

Appropriate reserves may be created, accrued, and charged against net asset value and proportionately against the capital accounts of the Members for contingent liabilities as of the date the contingent liabilities become known to the Fund or the Board.  Reserves will be in such amounts (subject to increase or reduction) that the Fund or the Board may deem necessary or appropriate.  The amount of any reserve, or any increase or decrease therein, will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are Members at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such reserve, or any increase or decrease therein exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all such Members, the amount of such reserve, increase, or decrease shall instead be charged or credited to those investors who, as determined by the Board were Members at the time of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time and any such Member or former Member will be obligated to pay the amount of any such charge.

If at any time an amount is paid or received by the Fund (other than contributions to the capital of the Fund, distribution or repurchases of Units) that was not accrued or reserved for but would nevertheless, in accordance with the Fund’s accounting practices, be treated as applicable to one or more prior accounting periods and such amount exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all Members at the time of payment or receipt, then such amount will be proportionately charged or credited, as appropriate, to those parties who were Members during such prior accounting period or periods.

Notwithstanding the foregoing (i) no former Member will be obligated to make a payment exceeding the amount of such Member’s capital account at the time to which the charge relates, and (ii) no such demand will be made after the expiration of three years from the date on which such party ceased to be a Member.  To the extent that a former Member fails to pay to the Fund, in full, any amount required to be charged to such former Member as described above, the deficiency will be charged proportionately to the capital accounts of the Members at the time of the act or omission giving rise to the charge to the extent feasible, and otherwise proportionately to the capital accounts of the current Members.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

TO COMPLY WITH U.S. TREASURY DEPARTMENT CIRCULAR 230, YOU ARE HEREBY NOTIFIED THAT ANY DISCUSSION HEREIN REGARDING U.S. FEDERAL INCOME TAX MATTERS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, BY ANY PERSON FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND ANY SUCH DISCUSSION WAS WRITTEN TO SUPPORT THE MARKETING OR PROMOTION (WITHIN THE MEANING OF CIRCULAR 230) OF THE TRANSACTION(S) OR MATTER(S) ADDRESSED HEREIN.  EACH PERSON SHOULD SEEK ADVICE BASED ON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

The following is a summary of certain U.S. federal income tax consequences relating to the acquisition, ownership and disposition of Units in the Fund.  This summary is based upon the Code, regulations promulgated by the U.S. Treasury Department (the "Regulations"), current administrative interpretations and practices of the IRS (including administrative interpretations and practices expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers who requested and received those rulings) and judicial decisions, all as currently in effect, and all of which are subject to differing interpretations or to change, possibly with retroactive effect.  No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences described below.  No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary.

This summary is also based upon the assumption that the operation of the Fund, and of its subsidiaries and other lower-tier and affiliated entities, will in each case be in accordance with its applicable organizational documents.  This summary does not discuss the impact that U.S. state and local taxes and taxes imposed by non-U.S. jurisdictions could have on the matters discussed in this summary.  In addition, this summary addresses only U.S. Holders (as defined below) that will hold Units as a capital asset, which generally means as property held for investment.  This summary is for general information only, and does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular Unit holder in light of its investment or tax circumstances, or to holders subject to special tax rules, such as:

•	U.S. expatriates;

•	persons who mark-to-market Units;

•	subchapter S corporations;

•	U.S. Holders whose functional currency is not the U.S. dollar;

•	financial institutions;

•	insurance companies;

•	broker-dealers;

•	regulated investment companies ("RICs");

•	REITs;

•	trusts and estates;

•	holders who receive Units through the exercise of employee stock options or otherwise as compensation;

•	persons holding Units as part of a "straddle," "hedge," "conversion transaction," "synthetic security" or other integrated investment;

•	persons subject to the alternative minimum tax provisions of the Code;

•	persons holding their interest through a partnership or similar pass-through entity;

•	persons holding a 10% or more (by vote or value) beneficial interest in the Fund;

and, except to the extent discussed below:

•	tax-exempt organizations; and

•	non-U.S. Holders, as defined below.

For purposes of this summary, a U.S. Holder is a beneficial owner of Units who, for U.S. federal income tax purposes, is:

•	a individual that is a citizen or resident of the U.S.;

•
a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate whose income is subject to U.S. federal income taxation regardless of its source; or

•
any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

A non-U.S. Holder is a beneficial owner of Units who is neither a U.S. Holder nor an entity that is treated as a partnership for U.S. federal income tax purposes.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Units, the tax treatment of a partner in such partnership with respect to such Units will depend upon the status and activities of the partnership and the partner.  If you are a partnership or a partner in a partnership considering an acquisition of Units, you should consult your tax advisor as to the U.S. federal, state and local tax consequences of the partnership's acquisition, ownership and disposition of Units.

THE U.S. FEDERAL INCOME TAX TREATMENT OF HOLDERS OF UNITS DEPENDS IN SOME INSTANCES ON DETERMINATIONS OF FACT AND INTERPRETATIONS OF COMPLEX PROVISIONS OF U.S. FEDERAL INCOME TAX LAW FOR WHICH NO CLEAR PRECEDENT OR AUTHORITY MAY BE AVAILABLE.  IN ADDITION, THE TAX CONSEQUENCES OF HOLDING UNITS TO ANY PARTICULAR HOLDER WILL DEPEND ON THE HOLDER'S PARTICULAR TAX CIRCUMSTANCES.  YOU ARE URGED TO CONSULT YOUR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL AND NON-U.S. INCOME AND OTHER TAX CONSEQUENCES TO YOU, IN LIGHT OF YOUR PARTICULAR INVESTMENT OR TAX CIRCUMSTANCES, OF ACQUIRING, OWNING AND DISPOSING OF UNITS.

Entity Classifications

Classification of the Fund

The law firm of Clifford Chance US LLP has acted as the Fund’s tax counsel in connection with this offering.  The Fund has received an opinion of Clifford Chance US LLP that, based on the provisions of the Code and Treasury Regulations, as in effect on the date of the opinion, other current applicable authority, and certain representations of the Fund, the Fund will be treated as a partnership for U.S. federal income tax purposes and not as an association taxable as a corporation.

Under Section 7704 of the Code, certain "publicly traded" partnerships are treated as corporations for U.S. federal income tax purposes.  A partnership is "publicly traded" if interests in the partnership are traded on an established securities market or are readily tradable on a secondary market (or the substantial equivalent thereof).  Under applicable Treasury Regulations, interests in a partnership are readily tradable on the substantial equivalent of a secondary market if, taking into account all facts and circumstances, the partners are readily able to buy, sell, exchange or redeem their interests in a manner that is economically comparable to trading on an established securities market.  The applicable Treasury Regulations further provide that interests in a partnership are readily tradable on a secondary market or the substantial equivalent thereof if (i) interests in the partnership are regularly quoted by any person, such as a broker or dealer making a market in the interests, (ii) any person regularly makes available to the public bid or offer quotes with respect to interests in the partnership and stands ready to effect buy or sell transactions at the quoted prices, (iii) interest holders in the partnership have a readily available, regular and ongoing opportunity to sell or exchange their interests in the partnership through a public means of obtaining or providing information of offers to buy, sell or exchange interests in the partnership, or (iv) prospective buyers or sellers of interests in the partnership otherwise have an opportunity to buy or sell interests in a time frame and with the regularity and continuity that is comparable to the foregoing.  A plan of redemptions, such as the Fund’s plan to repurchase Units, whereby holders of interests in a partnership have readily available, regular and ongoing opportunities to dispose of their interests, can be substantially equivalent to a secondary market under these rules.

Under the LLC Agreement, transfers of Units by Members, other than repurchases by the Fund, are generally restricted to “private transfers” and other transfers that cannot cause the Fund to be a publicly traded partnership.  The Treasury Regulations contain a safe harbor with respect to transfers pursuant to certain redemption plans.  The Fund’s plan to offer to repurchase Units on at most four days per year, with a Valuation Date no earlier than 60 days after the Expiration Date, at a price equal to the value of the Units as of the Valuation Date, is considerably more limiting than the timing and pricing delay provisions of the redemption plan safe harbor.  However, the Fund will not qualify for the redemption plan safe harbor in any year if more than 10% of the value of the Units are transferred (exclusive of "private transfers") during that year.  Because the Fund may offer to repurchase more than 10% of the value of the Units in any year, the Fund may, in any year, fail to qualify for the redemption plan safe harbor.

Notwithstanding that the Fund may not qualify for the redemption plan safe harbor (or any other safe harbor) in any taxable year, the Treasury Regulations specifically provide that the failure to qualify for a safe harbor is disregarded for purposes of determining whether Units are publicly traded under a facts and circumstances analysis, and the Fund’s transfer restrictions and restricted redemption rights make the economic position of the Unit holders different from the economic position that they would have been in if the Units were traded on a securities market.  Based on the foregoing and other relevant considerations, the Fund has received an opinion of Clifford Chance US LLP that, under a facts and circumstances analysis, the Fund will not be treated as a publicly traded partnership.

However, there is no case or ruling that holds that a partnership which has restricted redemption rights similar to those of the Fund is not a publicly traded partnership, and the opinion of counsel described above will not be binding on the IRS or the courts.  If the Fund were a publicly traded partnership, (i) the Fund would be taxed as a corporation, (ii) distributions of the Fund's income, other than in certain redemptions of Units, would be treated as dividend income when received by U.S. Holders to the extent of the Fund's current or accumulated earnings and profits, and (iii) U.S. Holders would not be entitled to report profits or losses recognized by the Fund.

Taxation of the Fund

The Fund will not be subject to U.S. federal income tax, although it will file an annual partnership information return with the IRS, which will report the Fund’s items of income, gain, loss, deduction and credit.

Taxation of U.S. Holders of Units

Taxation of Taxable U.S. Holders

Each U.S. Holder will be required to report on its U.S. federal income tax return its allocable share of each item of the Fund’s income, gain, loss, deduction and credit for each taxable year of the Fund ending with or within the U.S. Holder's taxable year.  See "—Allocations of Income, Gain, Loss and Deduction" below.  Each item generally will have the same character and source (either U.S. or non-U.S.), as though the U.S. holder realized the item directly.  U.S. holders must report and pay taxes on these items regardless of the extent to which, or whether, the U.S. holders receive cash distributions from the Fund.  Moreover, as described above, the Master Fund intends to declare consent dividends, which result in the recognition of taxable income by the Fund, and consequently U.S. Holders, without corresponding cash distributions to the Fund or its Members. Thus, as a result of anticipated consent dividends, and because the Fund is not obligated to make distributions to Members, U.S. Holders are likely to receive allocations of taxable income that exceed distributions (if any) made to them.

U.S. Holders will receive annual tax information necessary for completion of U.S. federal, state and local tax returns.  The Fund will furnish to U.S. Holders such information as soon as reasonably practicable after receipt of the necessary information from or in respect of the Master Fund Investments.  However, in the likely event that the Master Fund does not receive all of the necessary underlying information on a timely basis, the Fund will be unable to provide such annual tax information to U.S. Holders for any given taxable year until after April 15 of the following year.  U.S. Holders should therefore expect to obtain extensions of the filing dates for their income tax returns at the U.S. federal, state and local level.

The Code generally allows certain partnerships with 100 or more partners to elect to have a special set of rules and procedures apply that are intended to simplify the calculation and reporting of certain partnership items.  The Fund does not intend to make this election if it becomes available, but it reserves the right, in its sole discretion, to make the election if it determines that the election would be in the best interests of the U.S. Holders.  In certain cases, it is possible that the election would have an adverse effect on the U.S. Holders.

Taxation of Tax-Exempt U.S. Holders

The Master Fund will elect to be treated as a REIT for U.S. federal income tax purposes.  Therefore, assuming a tax-exempt U.S. Holder does not incur indebtedness to acquire to own its Units, it is not anticipated that the U.S. Holder will recognize material amounts of UBTI as a result of an investment in the Fund, although no assurances can be provided that this will be the case.  The risk of UBTI may make an investment in the Fund undesirable for certain types of tax-exempt entities, including charitable remainder trusts.

Tax-exempt organizations and tax-qualified retirement plans, including, among other things, individual retirement accounts, will generally be required to pay income taxes, make estimated income tax payments, and file an income tax returns for any taxable years in which they have UBTI.  To file an income tax return, an individual retirement account may need to obtain a taxpayer identification number.  A charitable remainder trust that incurs UBTI will be required to pay a 100% U.S. federal excise tax on the amount of its UBTI.  A title-holding company will not be exempt from tax if it has certain types of UBTI, and the charitable contribution deduction for charitable lead trusts and other trusts under Section 642(c) of the Code may be limited for any year in which the trusts have UBTI.  Additional tax considerations may also be applicable to private foundations and private operating foundations.

U.S. Holders that are individual retirement accounts, charitable remainder trusts, title holding companies, private foundations, and private operating foundations, as well as any other tax-exempt U.S. Holders, should consult their tax advisers with respect to the tax consequences of investing in, and receiving UBTI from, the Fund.

Distributions to a Withdrawing U.S. Holder

In General.  Subject to Section 751 of the Code (as discussed below), distributions to a U.S. Holders by the Fund, other than in liquidation of the U.S. Holder's Units, will not result in the recognition of gain or loss by such U.S. Holder, except that gain will be recognized to the extent that cash distributed exceeds the U.S. Holder's adjusted tax basis of its Units.  Any such gain recognized will generally be treated as capital gain.

On the complete liquidation of a U.S. Holder's Units, a U.S. holder that receives only cash will recognize gain or loss equal to the difference between the amount of cash received and the adjusted tax basis of the U.S. Holder’s Units.  If a U.S. Holder receives cash and other property, or only other property, the U.S. Holder will not recognize loss but will recognize gain to the extent that the amount of cash received exceeds the adjusted tax basis of the U.S. Holder’s Units.   Any gain or loss recognized will generally be treated as capital gain or loss.

The LLC Agreement provides that the Fund may, in its sole discretion, specially allocate items of Fund income and gain or loss and deduction (including short-term capital gain or loss) for a taxable year to a U.S. holder who has withdrawn all of the U.S. holder’s Units in the taxable year or who will withdraw all of its Units as of the first day of the next taxable year, to the extent the U.S. Holder’s book capital account differs from the adjusted tax basis of the U.S. Holder’s Unit at the time of the withdrawal, in the Fund’s sole discretion, without taking into account any adjustment to the tax basis of the Units resulting from any transfer prior to such withdrawal.  Such a special allocation is intended to equalize a completely withdrawing U.S. Holder’s economic and tax basis in the U.S. Holder’s Units, and may result in the U.S. Holder recognizing additional income and gain or loss and deduction (including short-term capital gain or loss) in the U.S. Holder’s last taxable year in the Fund, or the taxable year immediately preceding the U.S. Holder’s last taxable year in the Fund, in the case of a U.S. Holder who withdraws as of the first day of a taxable year, thereby reducing the amount of capital gain or capital loss recognized by the U.S. Holder on such withdrawal.

Distributions of Property.  A partner’s receipt of a distribution of property from a partnership is generally not taxable.  Under Section 731 of the Code, however, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an "investment partnership" and the recipient is an “eligible partner” within the meaning of Section 731(c) of the Code.  The Fund will determine at the appropriate time whether it qualifies as an "investment partnership."  Assuming that the Fund so qualifies, if a U.S. Holder is an "eligible partner," which term should include a U.S. Holder whose contributions to the Fund consisted solely of cash, the recharacterization rule described above would not apply.

Allocations of Income, Gain, Loss, Deduction and Credit

Under the LLC Agreement, the net profits or net losses of the Fund for each accounting period are allocated among the U.S. Holders and to their capital accounts without regard to the amount of income or loss actually recognized by the Fund for U.S. federal income tax purposes.  The LLC Agreement provides that items of taxable income, deduction, gain, loss or credit actually recognized by the Fund for U.S. federal income tax purposes for each taxable year generally are to be allocated for U.S. federal income tax purposes among the U.S. Holders pursuant to the principles of Treasury Regulations issued under Sections 704(b) and 704(c) of the Code, to reflect equitably the amounts of net profits or net losses of the Fund allocated to each U.S. Holder’s capital account for the current and prior taxable years.  In this regard, the Fund anticipates allocating its taxable income, gain, deduction and loss among its Members pro rata, based on the weighted average number of Units held, regardless of when the Fund recognizes such items during the taxable year.

As discussed above, the Fund may, in its sole discretion, specially allocate items of Fund taxable income and gain or loss and deduction for a taxable year to a U.S. Holder who has withdrawn all of the U.S. Holder’s Units in the taxable year or who will withdraw all of its Units as of the first day of the next taxable year to the extent the U.S. Holder’s book capital account differs from the adjusted tax basis of the U.S. Holder’s Units at the time of the redemption.  If the Fund specially allocates items of Fund taxable loss and deduction to a withdrawing U.S. Holder, the Fund’s taxable income and gain allocable to the remaining U.S. Holders will be increased.  There can be no assurance that, if the Fund makes such special allocations, the IRS will accept such allocations.  If such allocations are successfully challenged by the IRS, the Fund’s items of income and gain or loss and deduction, as the case may be, allocable to the remaining U.S. Holders will be increased.  If the Fund does not specially allocate items of Fund taxable income and gain to a withdrawing U.S. Holder, the Fund’s income and gain allocable to the remaining U.S. Holders will be increased.

Deductibility of Fund Investment Expenditures

Subject to certain exceptions, all miscellaneous itemized deductions, as defined by the Code, of an individual taxpayer, and certain of such deductions of an estate or trust, including in each case a partner’s allocable share of any such deductions with respect to expenses incurred by a partnership, are deductible only to the extent that such deductions exceed 2% of the taxpayer’s adjusted gross income.  Moreover, expenses that are miscellaneous itemized deductions are not deductible by a noncorporate taxpayer in calculating alternative minimum tax liability.  The preceding limitations on deductibility do not apply to deductions attributable to a trade or business.  In this regard, the Fund does not anticipate that its expenses will be treated as attributable to a trade or  business.

Operating expenses of the Fund, including the Investment Management Fee and any other amounts treated as compensation paid to Partners Group may be treated as miscellaneous itemized deductions subject to the foregoing rules or may be required to be capitalized.  Moreover, syndication expenses of the Fund (consisting of expenses attributable to the sales of Units), which are required to be capitalized for U.S. federal income tax purposes, are not amortizable for tax purposes.

No deduction is allowed for any sales charge paid by a U.S. Holder to acquire Units; instead, any such fees will be included in the U.S. Holder’s adjusted tax basis for the Units.

Under Section 163(d) of the Code, “investment interest” expense of a noncorporate taxpayer (including a partner’s allocable share of any such expense incurred by a partnership) is deductible only to the extent of the taxpayer’s “net investment income” (including a partner’s allocable share of any net investment income of a partnership).  For this purpose, net investment income does not include any long-term capital gain and dividends taxable at capital gain rates unless the taxpayer elects to pay tax on such amounts at ordinary income tax rates.  Interest expense incurred by the Fund should constitute “investment interest” and accordingly may be subject to the foregoing limitation.

Losses

A U.S. Holder may deduct the U.S. Holder’s allocable share of the Fund’s losses only to the extent of the adjusted tax basis of the U.S. Holder’s Units and only to the extent of the U.S. Holder’s amount “at risk” in the Fund as computed under Section 465 of the Code.  Under current law, the deduction of capital losses is limited to the extent of capital gains in the case of a corporation and to the extent of capital gains plus $3,000 in the case of an individual.

Application of Rules for Income and Losses from Passive Activities

Individuals are subject to limitations on interest deductions under Section 163 of the Code and limitations on passive activity losses under Section 469 of the Code.  Because of these limitations, if the Fund has losses and income from different types of activities, certain U.S. Holders may not be able to use Fund losses to reduce other Fund income.  The Fund does not expect to generate passive income or losses.

Tax Elections; Returns; Audits

The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property (including cash) to a partner and transfers of partnership interests (including by reason of death) provided that a partnership election has been made pursuant to Section 754.  The Fund, in its sole discretion, may make such an election.  Any such election, once made, cannot be revoked without the IRS’s consent.  As a result of recently enacted legislation, however, downward basis adjustments of this sort are mandatory upon distributions of partnership property and transfers of partnership interests under certain circumstances.  The Fund may incur additional expenses for the reasons discussed above as a result of making any mandatory basis adjustments. Partners Group, who is designated as the "Tax Matters Partner," has considerable authority to make decisions affecting the tax treatment and procedural rights of all U.S. Holders.  In addition, the Tax Matters Partner will generally have the authority to extend the statute of limitations relating to all U.S. Holders’ tax liabilities with respect to Fund items and to bind certain U.S. Holders to settlement agreements.

Tax Return Disclosure and Investor List Requirements

Treasury Regulations directed at tax shelter activity require persons filing U.S. federal income tax returns to disclose certain information on IRS Form 8886 if they participate in a "reportable transaction."  The Fund shall use reasonable efforts to provide any information needed by a U.S. Holder to satisfy such disclosure obligations.  In addition, a U.S. Holder may have disclosure obligations with respect to its Units if the U.S. Holder engages in a reportable transaction with respect to its Units.  U.S. Holders should consult their tax advisors concerning such possible disclosure obligations.  Significant penalties are imposed under the Code and the Treasury Regulations for failure to comply with these disclosure requirements.

Backup Withholding and Information Reporting

The Fund will report to its U.S. Holders and the IRS the amount of dividends paid by the Master Fund during each calendar year and the amount of any tax withheld.  Under the backup withholding rules, a U.S. Holder may be subject to backup withholding at the current rate of 28% with respect to dividends paid, unless the U.S. Holder (1) is a corporation or comes within other exempt categories and, when required, demonstrates this fact or (2) provides a taxpayer identification number or social security number, certifies under penalties of perjury that such number is correct and that such Holder is not subject to backup withholding and otherwise complies with applicable requirements of the backup withholding rules.  A U.S. Holder that does not provide his or her correct taxpayer identification number or social security number may also be subject to penalties imposed by the IRS.  In addition, the Fund may be required to withhold a portion of a real estate capital gain distribution from the Master Fund to any U.S. Holder who fails to certify its non-foreign status.

The Fund must report annually to the IRS and to each non-U.S. Holder the amount of dividends paid to such holder by the Master Fund and the tax withheld with respect to such dividends, regardless of whether withholding was required.  Copies of the information returns reporting such dividends and withholding may also be made available to the tax authorities in the country in which the non-U.S. Holder resides under the provisions of an applicable income tax treaty.  A non-U.S. Holder may be subject to backup withholding unless applicable certification requirements are met.

Payment of the proceeds of a sale of Units within the United States is subject to both backup withholding and information reporting requirements unless the beneficial owner certifies under penalties of perjury that it is a non-U.S. stockholder (and the payor does not have actual knowledge or reason to know that the beneficial owner is a United States person) or the holder otherwise establishes an exemption.  Payment of the proceeds of a sale of Units conducted through certain U.S. related financial intermediaries is subject to information reporting requirements (but not backup withholding) unless the financial intermediary has documentary evidence in its records that the beneficial owner is a non-U.S. Holder and specified conditions are met or an exemption is otherwise established.

Backup withholding is not an additional tax.  Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against such holder's U.S. federal income tax liability, provided the required information is furnished to the IRS.

New Legislation Relating to 3.8% Medicare Tax on Investment Income

For taxable years beginning after December 31, 2012, recently enacted legislation imposes a 3.8 percent U.S. federal income tax on the “net investment income” of certain individuals, and on the undistributed “net investment income” of certain estates and trusts. Among other items, net investment income generally includes gross income from interest, dividends and net gains from certain property sales (including shares of stock), less certain deductions. U.S. Holders are urged to consult their tax advisors regarding this legislation.

New Legislation Relating to Foreign Accounts

Newly enacted legislation may impose withholding taxes on certain types of payments made to "foreign financial institutions" and certain other non-U.S. entities.  Under this legislation, the failure to comply with additional certification, information reporting and other specified requirements could result in withholding tax being imposed on payments of dividends and sales proceeds to U.S. Holders who beneficially own Units through non-U.S. accounts or non-U.S. intermediaries and certain non-U.S. Holders.  The legislation imposes a 30% withholding tax on dividends on, and gross proceeds from the sale or other disposition of, the REIT Subsidiary's stock paid to a foreign financial institution or to a non-U.S. entity other than a financial institution, unless (i) the foreign financial institution undertakes certain diligence and reporting obligations or (ii) the non-U.S. entity that is not a financial institution either certifies it does not have any substantial U.S. owners or furnishes identifying information regarding each substantial U.S. owner.  If the payee is a foreign financial institution, it must enter into an agreement with the Treasury Department requiring, among other things, that it (i) undertake to identify accounts held by certain U.S. persons or U.S.-owned non-U.S. entities, (ii) annually report certain information about such accounts and (iii) withhold 30% on payments to account holders whose actions prevent it from complying with these reporting and other requirements.  The legislation would apply to payments made after December 31, 2012.  U.S. holders should consult their tax advisors regarding this legislation.

Taxation of the Master Fund

The Master Fund will elect to be treated as both a corporation and a REIT for U.S. federal income tax purposes.  For U.S. federal income tax purposes, investors in a partnership (or a partner in a partnership, such as the Fund) that holds REIT shares generally will be treated as if they had made a direct investment in the REIT.

The Master Fund intends to elect and qualify to be taxed as a REIT under the Code, commencing with its taxable year ending [December 31, 2011]. The Fund believes the Master Fund has been organized and intends to operate in a manner that will allow it to qualify for taxation as a REIT under the Code commencing with its taxable year ending [December 31, 2011].

While the Fund believes that the Master Fund will be organized and  will qualify as a REIT, given the highly complex nature of the rules governing REITs, the ongoing importance of factual determinations, and the possibility of future changes in the Master Fund's circumstances or applicable law, no assurance can be given by the Fund that the Master Fund will so qualify for any particular year.

Qualification and taxation as a REIT depend on the Master Fund's ability to meet, on a continuing basis, through actual operating results, distribution levels, diversity of share ownership and various qualification requirements imposed upon REITs by the Code.  In addition, the Master Fund's ability to qualify as a REIT may depend in part upon the operating results, organizational structure and entity classification for U.S. federal income tax purposes of certain entities in which the Master Fund invests.  The Master Fund's ability to qualify as a REIT for a particular year also requires that it satisfy certain asset and income tests during such year, some of which depend upon the fair market values of assets directly or indirectly owned by it.  Such values may not be susceptible to a precise determination.  When investing in Portfolio Funds, the Master Fund generally will need to ensure that the Portfolio Funds will be operated in such a manner that does not adversely affect the Master Fund's ability to qualify as a REIT (or, alternatively, the Master Fund will need to hold such Portfolio Funds through a TRS of the Master Fund), which may require obtaining assurances from the Portfolio Fund Managers that the Portfolio Funds will be operated in such a matter that does not adversely affect the REIT qualification of the Master Fund.  Accordingly, no assurance can be given that the actual results of the Master Fund's operations for any taxable year will satisfy such requirements for qualification and taxation as a REIT.

Taxation of REITs in General

As indicated above, the Master Fund's qualification and taxation as a REIT for a particular year depend upon its ability to meet, on a continuing basis during such year, through actual results of operations, distribution levels, diversity of share ownership and various qualification requirements imposed upon REITs by the Code.  The material qualification requirements are summarized below under "—Requirements for Qualification—General."  While the Master Fund intends to operate so that it qualifies as a REIT, no assurance can be given that the IRS will not challenge its qualification as a REIT, or that the Master Fund will be able to operate in accordance with the  REIT requirements in the future.  See "—Failure to Qualify."

Provided that it qualifies as a REIT, the Master Fund will generally be entitled to a deduction for dividends that it pays and therefore will not be subject to U.S. federal corporate income tax on its net taxable income that is currently distributed on its shares.  This treatment substantially eliminates the "double taxation" at the corporate and shareholder levels that generally results from investment in a corporation.  Rather, income generated by a REIT generally is taxed only at the shareholder level upon a distribution of dividends by the REIT.

For tax years through 2012, individual U.S. shareholders in corporations are generally taxed on corporate dividends at a maximum rate of 15% (the same as long-term capital gains), thereby substantially reducing, though not completely eliminating, the double taxation that has historically applied to corporate dividends.  With limited exceptions, however, ordinary dividends received by any shareholders from entities that are taxed as REITs will continue to be taxed at rates applicable to ordinary income, which will be as high as 35% through 2012.  Net operating losses, foreign tax credits and other tax attributes of a REIT generally do not pass through to the shareholders of the REIT, subject to special rules for certain items such as capital gains recognized by REITs.  See "—Taxation of REIT Shareholders."

If it qualifies as a REIT, the Master Fund will nonetheless be subject to U.S. federal income tax as follows:

•	The Master Fund will be taxed at regular corporate rates on any undistributed income, including undistributed net capital gains.

•	The Master Fund may be subject to the "alternative minimum tax" on items of tax preference, if any.

•
If the Master Fund has net income from prohibited transactions, which are, in general, sales or other dispositions of property held primarily for sale to customers in the ordinary course of business, other than foreclosure property, as described below, such income will be subject to a 100% tax.  See "—Requirements for Qualification—General—Prohibited Transactions," and "—Requirements for Qualification—General—Foreclosure Property," below.

•
If the Master Fund elects to treat property that it acquires in connection with a foreclosure of a mortgage loan or leasehold as "foreclosure property," the Master Fund may thereby avoid (1) the 100% tax on gain from a resale of that property (if the sale would otherwise constitute a prohibited transaction), and (2) the inclusion of any income from such property not qualifying for purposes of the REIT gross income tests discussed below, but the income from the sale or operation of the property may be subject to corporate income tax at the highest applicable rate (currently 35%).

•
If the Master Fund fails to satisfy the 75% gross income test or the 95% gross income test, as discussed below, but nonetheless maintains its qualification as a REIT because other requirements are met, it will be subject to a 100% tax on an amount equal to (1) the greater of (A) the amount by which it fails the 75% gross income test or (B) the amount by which it fails the 95% gross income test, as the case may be, multiplied by (2) a fraction intended to reflect its profitability.

•
If the Master Fund fails to satisfy any of the REIT asset tests, as described below, other than a failure of the 5% or 10% REIT assets tests that does not exceed a statutory de minimis amount as described more fully below, but its failure is due to reasonable cause and not due to willful neglect and it nonetheless maintains its REIT qualification because of specified cure provisions, the Master Fund will be required to pay a tax equal to the greater of $50,000 or the highest corporate tax rate (currently 35%) of the net income generated by the non-qualifying assets during the period in which it failed to satisfy the asset tests.

•
If the Master Fund fails to satisfy any provision of the Code that would result in its failure to qualify as a REIT (other than a gross income or asset test requirement) and that violation is due to reasonable cause, it may retain its REIT qualification, but it will be required to pay a penalty of $50,000 for each such failure.

•
If the Master Fund fails to distribute during each calendar year at least the sum of (1) 85% of its REIT ordinary income for such year, (2) 95% of its REIT capital gain net income for such year and (3) any undistributed taxable income from prior periods, or the "required distribution," it will be subject to a 4% excise tax on the excess of the required distribution over the sum of (A) the amounts actually distributed (taking into account excess distributions from prior years), plus (B) retained amounts on which U.S. federal income tax is paid at the corporate level.

•
The Master Fund may be required to pay monetary penalties to the IRS in certain circumstances, including if it fails to meet record-keeping requirements intended to monitor its compliance with rules relating to the composition of its shareholders, as described below in "—Requirements for Qualification—General."

•
A 100% excise tax may be imposed on some items of income and expense that are directly or constructively paid between the Master Fund, its tenants and/or any TRSs if and to the extent that the IRS successfully adjusts the reported amounts of these items.

•
If the Master Fund acquires appreciated assets from a corporation that is not a REIT in a transaction in which the adjusted tax basis of the assets in its hands is determined by reference to the adjusted tax basis of the assets in the hands of the non-REIT corporation, the Master Fund will be subject to tax on such appreciation at the highest corporate income tax rate then applicable if it subsequently recognizes gain on a disposition of any of the assets during the 10-year period following its acquisition of the assets from the non-REIT corporation.  The results described in this paragraph assume that the non-REIT corporation will not elect, in lieu of this treatment, to be subject to an immediate tax when it acquires the assets.

•
The Master Fund may elect to retain and pay income tax on its net long-term capital gain.  In that case, a shareholder in a REIT would include his, her or its proportionate share of the Master Fund's undistributed long-term capital gain (to the extent it makes a timely designation of such gain to the shareholder) in his, her or its income, would be deemed to have paid the tax that the Master Fund paid on such gain, and would be allowed a credit for its proportionate share of the tax deemed to have been paid, and an adjustment would be made to increase the shareholder's basis in his, her or its shares.  Shareholders that are U.S. corporations will also appropriately adjust their earnings and profits for the retained capital gain in accordance with Treasury Regulations to be promulgated.

•
The Master Fund may have subsidiaries or own interests in other lower-tier entities that are subchapter C corporations, including any TRSs, the earnings of which could be subject to U.S. federal corporate income tax.

In addition, the Master Fund and its subsidiaries may be subject to a variety of taxes other than U.S. federal income tax, including payroll taxes and state, local, and non-U.S. income, transfer, franchise, property and other taxes.  The Master Fund could also be subject to tax in situations and on transactions not presently contemplated.

Requirements for REIT Qualification—General

The Code defines a REIT as a corporation, trust or association:

(1)	that is managed by one or more trustees or directors;

(2)	the beneficial ownership of which is evidenced by transferable shares, or by transferable certificates of beneficial interest;

(3)	that would be taxable as a domestic corporation but for the special Code provisions applicable to REITs;

(4)	that is neither a financial institution nor an insurance company subject to specific provisions of the Code;

(5)	the beneficial ownership of which is held by 100 or more persons during at least 335 days of a taxable year of 12 months, or during a proportionate part of a taxable year of less than 12 months;

(6)
in which, during the last half of each taxable year, not more than 50% in value of the outstanding shares is owned, directly or indirectly, by five or fewer "individuals" (as defined in the Code to include specified entities);

(7)	that makes an election to be a REIT for the current taxable year or has made such an election for a previous taxable year that has not been terminated or revoked;

(8)	that has no earnings and profits from any non-REIT taxable year at the close of any taxable year;

(9)	that uses the calendar year for U.S. federal income tax purposes; and

(10)	that meets other tests described below, including with respect to the nature of its income and assets and the amount of its distributions.

The Code provides that conditions (1) through (4) must be met during the entire taxable year, and that condition (5) must be met during at least 335 days of a taxable year of 12 months, or during a proportionate part of a shorter taxable year.  Conditions (5) and (6) do not need to be satisfied for the first taxable year for which an election to become a REIT has been made.  The Fund's Operating Agreement and the Master Fund's organizational documents provide restrictions regarding the ownership and transfer of  Units and its shares, respectively, which are intended to assist the Master Fund in satisfying the share ownership requirements described in conditions (5) and (6) above.  The Master Fund intends to issue approximately 125  preferred shares, which are intended to allow the Master Fund to satisfy the 100 shareholder requirement described in condition (5) above.  For purposes of condition (6), an "individual" generally includes a supplemental unemployment compensation benefit plan, a private foundation, or a portion of a trust permanently set aside or used exclusively for charitable purposes, but does not include a qualified pension plan or profit sharing trust.

To monitor compliance with the share ownership requirements, the Master Fund is required to maintain records regarding the actual ownership of its shares.  To do so, the Master Fund must demand written statements each year from the record holders of significant percentages of its shares in which the record holders are to disclose the actual owners of the shares (i.e., the persons required to include in gross income the dividends paid by the Master Fund).  A list of those persons failing or refusing to comply with this demand must be maintained as part of the Master Fund's records.  Failure to comply with these record-keeping requirements could subject the Master Fund to monetary penalties.  If the Master Fund satisfies these requirements and after exercising reasonable diligence would not have known that condition (6) is not satisfied, the Master Fund will be deemed to have satisfied such condition.  A REIT shareholder that fails or refuses to comply with the demand is required by Treasury Regulations to submit a statement with his, her or its tax return disclosing the actual ownership of the shares and other information.

With respect to condition (9), the Master Fund intends to adopt December 31 as its taxable year-end and thereby satisfy this requirement.

Effect of Subsidiary Entities on REIT Qualification

Ownership of Partnership Interests.  The Master Fund may hold investments through entities that are classified as partnerships for U.S. federal income tax purposes, including equity interests in lower-tier partnerships.  In general, partnerships are "pass-through" entities that are not subject to U.S. federal income tax.  Rather, partners are allocated their proportionate shares of the items of income, gain, loss, deduction and credit of a partnership, and are subject to tax on these items without regard to whether the partners receive a distribution from the partnership.  In the case of a REIT that is a partner in a partnership, Treasury Regulations provide that the REIT is deemed to own its proportionate share of the partnership's assets and to earn its proportionate share of the partnership's gross income based on its pro rata share of capital interests in the partnership (other than  for purposes of the 10% value test, for which the determination of its interest in partnership assets will be based on its proportionate interest in any securities issued by the partnership excluding, for these purposes, certain excluded securities as described in the Code). In addition, the assets and gross income of the partnership generally are deemed to retain the same character in the hands of the REIT.  Thus, the Master Fund's proportionate share of the assets and items of income of partnerships in which it owns an equity interest is treated as its assets and items of income for purposes of applying the REIT requirements described below.  Consequently, to the extent that the Master Fund holds an equity interest in a partnership, the partnership's assets and operations may affect its ability to qualify as a REIT, even though it may have no control, or only limited influence, over the partnership.

An investment in a partnership involves special tax considerations.  For example, it is possible that the IRS could treat a subsidiary partnership as a corporation for U.S. federal income tax purposes.  In this case, the subsidiary partnership would be subject to entity-level tax and the character of the Master Fund's assets and items of gross income would change, possibly causing the Master Fund to fail the requirements to qualify as a REIT.  See "—Tax Aspects of Investments in Partnerships—Entity Classification" and "—Failure to Qualify" below.  In addition, special rules apply in the case of appreciated or depreciated property that is contributed to a partnership in exchange for an interest in the partnership.  In general terms, these rules require that certain items of income, gain, loss and deduction associated with the contributed property be allocated to the contributing partner for U.S. federal income tax purposes.  These rules could adversely affect the Master Fund, for example, by requiring that a lower amount of depreciation deductions be allocated to it, which in turn would cause it to have a greater amount of taxable income without a corresponding increase in cash and result in a greater portion of the Master Fund's distributions being taxed as dividend income.  See "—Tax Aspects of Investments in Partnerships—Tax Allocations with Respect to Partnership Properties" below.

Disregarded Subsidiaries.  If a REIT owns a corporate subsidiary that is a "qualified REIT subsidiary," that subsidiary is disregarded for U.S. federal income tax purposes, and all assets, liabilities and items of income, deduction and credit of the subsidiary are treated as assets, liabilities and items of income, deduction and credit of the REIT, including for purposes of the gross income and asset tests applicable to REITs as summarized below.  A qualified REIT Subsidiary is any corporation, other than a TRS, as described below under "—Requirements for Qualification—General—Effect of Subsidiary Entities—Taxable REIT Subsidiaries," that is wholly owned by a REIT, or by other disregarded subsidiaries, or by a combination of the two.  Single member limited liability companies that are wholly owned by a REIT are also generally disregarded as separate entities for U.S. federal income tax purposes, including for purposes of the REIT gross income and asset tests.  Disregarded subsidiaries, along with partnerships in which a  REIT holds an equity interest, are sometimes referred to herein as "pass-through subsidiaries."

In the event that a disregarded subsidiary ceases to be wholly owned by the Master Fund—for example, if any equity interest in the subsidiary is acquired by a person other than the Master Fund or another disregarded subsidiary of the Master Fund—the subsidiary's separate existence would no longer be disregarded for U.S. federal income tax purposes.  Instead, it would have multiple owners and would be treated as either a partnership or a taxable corporation.  Such an event could, depending on the circumstances, adversely affect the Master Fund's ability to satisfy the various asset and gross income tests applicable to REITs, including the requirement that REITs generally may not own, directly or indirectly, more than 10% of the value or voting power of the outstanding securities of another corporation.  See "—Requirements for Qualification—General—Asset Tests" and "—Requirements for Qualification—General—Gross Income Tests."

Taxable REIT Subsidiaries.  A REIT generally may jointly elect with a subsidiary corporation, whether or not wholly owned, to treat the subsidiary corporation as a TRS.  The separate existence of a TRS or other taxable corporation, unlike a disregarded subsidiary as discussed above, is not ignored for U.S. federal income tax purposes.  Accordingly, such an entity would generally be subject to corporate U.S. federal, state, local and income and franchise taxes on its earnings, which may reduce the cash flow generated by the Master Fund and its subsidiaries in the aggregate, and the Master Fund's ability to make distributions on its shares.  TRSs generally may invest in assets and engage in activities that could not be held or conducted directly by a REIT without jeopardizing its qualification as a REIT.

A REIT is not treated as holding the assets of a TRS or other taxable subsidiary corporation or as receiving any income that the subsidiary earns.  Rather, the shares issued by the subsidiary is an asset in the hands of the REIT, and the REIT recognizes as income the dividends, if any, that it receives from the subsidiary.  This treatment can affect the gross income and asset test calculations that apply to the Master Fund, as described below.  Because a REIT does not include the assets and income of such subsidiary corporations in determining the REIT's compliance with the REIT requirements, such entities may be used by the parent REIT to undertake indirectly activities that the REIT rules might otherwise preclude it from doing directly or through pass-through subsidiaries or render commercially unfeasible (for example, activities that give rise to certain categories of income such as management fees).  If dividends are paid to the Master Fund by one or more TRSs it may own, then a portion of the dividends that it distributes to shareholders who are taxed at individual rates generally will be eligible for taxation at preferential qualified dividend income tax rates rather than at ordinary income rates (through 2012).  See "—Taxation of REIT Stockholders—Taxation of Taxable U.S. REIT Stockholders" and "—Requirements for Qualification—General—Annual Distribution Requirements."

Certain restrictions imposed on TRSs are intended to ensure that such entities will be subject to appropriate levels of U.S. federal income taxation.  First, if a TRS has a debt to equity ratio as of the close of the taxable year exceeding 1.5 to 1, it may not deduct interest payments made in any year to an affiliated REIT to the extent that such payments exceed, generally, 50% of the TRS's adjusted taxable income for that year (although the TRS may carry forward to, and deduct in, a succeeding year the disallowed interest amount if the 50% test is satisfied in that year).  In addition, if amounts are paid to a REIT or deducted by a TRS due to transactions between a REIT, its tenants and/or a TRS, that exceed the amount that would be paid to or deducted by a party in an arm's length transaction, the Master Fund generally will be subject to an excise tax equal to 100% of such excess.

Rents received by the Master Fund that include amounts for services furnished by a TRS to any of its tenants will not be subject to the excise tax if such amounts qualify for the safe harbor provisions contained in the Code.  Safe harbor provisions are provided where (1) amounts are excluded from the definition of impermissible tenants service income as a result of satisfying a 1% de minimis exception; (2) a TRS renders a significant amount of similar services to unrelated parties and the charges for such services are substantially comparable; (3) rents paid to the Master Fund by tenants leasing at least 25% of the net leasable space at a property that are not receiving services from the TRS are substantially comparable to the rents by tenants leasing comparable space at such property that are receiving such services from the TRS and the charge for the services is separately stated; or (4) the TRS's gross income from the service is not less than 150% of the TRS's direct cost of furnishing the service.

Gross Income Tests

In order to maintain its qualification as a REIT, the Master Fund annually must satisfy two gross income tests.  First, at least 75% of its gross income for each taxable year, excluding gross income from sales of inventory or dealer property in "prohibited transactions" and certain hedging and foreign currency transactions, must be derived from investments relating to real property or mortgages on real property, including "rents from real property," dividends received from and gain from the disposition of shares of other REITs, interest income derived from mortgage loans secured by real property (including certain types of mortgage-backed securities), and gains from the sale of real estate assets, as well as income from certain kinds of temporary investments.  Second, at least 95% of its gross income in each taxable year, excluding gross income from prohibited transactions and certain hedging and foreign currency transactions, must be derived from some combination of income that qualifies under the 75% income test described above, as well as other dividends, interest, and gain from the sale or disposition of stock or securities, which need not have any relation to real property.

For purposes of the 75% and 95% gross income tests, a REIT is deemed to have earned a proportionate share of the income earned by any partnership, or any limited liability company treated as a partnership for U.S. federal income tax purposes, in which it owns an interest, which share is determined by reference to its capital interest in such entity, and is deemed to have earned the income earned by any qualified REIT subsidiary.

Rents received by the Master Fund will qualify as "rents from real property" in satisfying the 75% gross income test described above only if several conditions are met, including the following.  The rent must not be based in whole or in part on the income or profits of any person.  However, an amount will not be excluded from rents from real property solely by reason of being based on a fixed percentage or percentages of receipts or sales or being based on the net income or profits of a tenant which derives substantially all of its income with respect to such property from subleasing of substantially all of such property, to the extent that the rents paid by the sublessees would qualify as rents from real property, if earned directly by the Master Fund.  If rent is partly attributable to personal property leased in connection with a lease of real property, the portion of the total rent that is attributable to the personal property will not qualify as rents from real property unless it constitutes 15% or less of the total rent received under the lease.  Moreover, for rents received to qualify as rents from real property, the Master Fund generally must not operate or manage the property or furnish or render certain services to the tenants of such property, other than through an "independent contractor" who is adequately compensated and from which the Master Fund derives no income, or through a TRS.  The Master Fund is permitted, however, to perform services that are "usually or customarily rendered" in connection with the rental of space for occupancy only and are not otherwise considered rendered to the occupant of the property.  In addition, the Master Fund may directly or indirectly provide non-customary services to tenants of its properties if the gross income from such services does not exceed 1% of the total gross income from the property.  In such a case, only the amounts for non-customary services are not treated as rents from real property and the provision of the services does not disqualify the rents from treatment as rents from real property.  For purposes of this test, the gross income received from such non-customary services is deemed to be at least 150% of the direct cost of providing the services.  Moreover, the Master Fund is permitted to provide services to tenants through a TRS without disqualifying the rental income received from tenants as rents from real property.  Also, rental income will qualify as rents from real property only to the extent that the Master Fund does not directly or indirectly (through application of certain constructive ownership rules) own, (1) in the case of any tenant which is a corporation, stock possessing 10% or more of the total combined voting power of all classes of stock entitled to vote, or 10% or more of the total value of shares of all classes of stock of such tenant, or (2) in the case of any tenant which is not a corporation, an interest of 10% or more in the assets or net profits of such tenant.  However, rental payments from a TRS will qualify as rents from real property even if the Master Fund owns more than 10% of the total value or combined voting power of the TRS if at least 90% of the property is leased to unrelated tenants and the rent paid by the TRS is substantially comparable to the rent paid by the unrelated tenants for comparable space.

Unless the Master Fund determines that the resulting non-qualifying income under any of the following situations, taken together with all other non-qualifying income earned by it in the taxable year, will not jeopardize its qualification as a REIT, the Master Fund does not intend to:

•
charge rent for any property that is based in whole or in part on the income or profits of any person, except by reason of being based on a fixed percentage or percentages of receipts or sales, as described above;

•
rent any property to a related party tenant, including any TRS, unless the rent from the lease to the TRS would qualify for the special exception from the related party tenant rule applicable to certain leases with a TRS;

•
derive rental income attributable to personal property other than personal property leased in connection with the lease of real property, the amount of which no more than 15% of the total rent received under the lease; or

•	directly perform services considered to be non-customary or rendered to the occupant of the property.

The Master Fund may receive distributions from TRSs or other corporations that are not REITs or qualified REIT subsidiaries.  These distributions will be classified as dividend income to the extent of the earnings and profits of the distributing corporation.  Such distributions will generally constitute qualifying income for purposes of the 95% gross income test, but not for purposes of the 75% gross income test.  Any dividends received by the Master Fund from another REIT, however, will be qualifying income for purposes of both the 95% and 75% gross income tests.

Interest income constitutes qualifying mortgage interest for purposes of the 75% gross income test, as described above, to the extent that the obligation is secured by a mortgage on real property.  If the Master Fund receives interest income with respect to a mortgage loan that is secured by both real property and other property, and the highest principal amount of the loan outstanding during a taxable year exceeds the fair market value of the real property on the date that the Master Fund acquired or originated the mortgage loan, the interest income will be apportioned between the real property and the other property, and the Master Fund's income from the loan will qualify for purposes of the 75% gross income test only to the extent that the interest is allocable to the real property.  The Master Fund may, on a selective basis, opportunistically make real estate-related debt investments, provided that the underlying real estate meets its criteria for direct investment.  Under recent IRS guidance, the Master Fund would be required to treat a portion of the gross income derived from a mortgage loan that is acquired at a time when the fair market value of the real property securing the loan is less than the loan's face amount and there are other assets securing the loan as non-qualifying for the 75% gross income test even if the Master Fund's acquisition price for the loan (that is, the fair market value of the loan) is less than the value of the real property securing the loan.  Even if a loan is not secured by real property or is undersecured, the income that it generates may nonetheless also qualify for purposes of the 95% gross income test.

In addition, the Master Fund's real estate-related debt investments may include mezzanine loans secured by equity interests in a pass-through entity that directly or indirectly owns retail real estate assets.  The IRS issued Revenue Procedure 2003-65, or the Revenue Procedure, which provides a safe harbor pursuant to which a mezzanine loan, if it meets each of the requirements contained in the Revenue Procedure, will be treated by the IRS as a real estate asset for purposes of the REIT asset tests, and interest derived from it will be treated as qualifying mortgage interest for purposes of the 75% gross income test (described above).  Although the Revenue Procedure provides a safe harbor on which taxpayers may rely, it does not prescribe rules of substantive tax law.  Mezzanine loans that the Master Fund acquires may not meet all of the requirements for reliance on this safe harbor.  Hence, there can be no assurance that the IRS will not challenge the qualification of such assets as real estate assets or the interest generated by these loans as qualifying income under the 75% gross income test (described above).

To the extent that the terms of a loan provide for contingent interest that is based on the cash proceeds realized upon the sale of the property securing the loan, income attributable to the participation feature will be treated as gain from sale of the underlying property, which generally will be qualifying income for purposes of both the 75% and 95% gross income tests, provided that the property is not inventory or dealer property.

Hedging Transactions

The Master Fund may enter into hedging transactions with respect to one or more of its assets or liabilities.  Hedging transactions could take a variety of forms, including interest rate swap agreements, interest rate cap agreements, options, futures contracts, forward rate agreements or similar financial instruments.  Except to the extent provided by Treasury Regulations, any income from a hedging transaction the Master Fund enters into (1) in the normal course of its business primarily to manage risk of interest rate or price changes or currency fluctuations with respect to borrowings made or to be made, or ordinary obligations incurred or to be incurred, to acquire or carry real estate assets, which the Master Fund clearly identifies as specified in Treasury Regulations before the close of the day on which it was acquired, originated or entered into, including gain from the sale or disposition of such a transaction, or (2) primarily to manage risk of currency fluctuations with respect to any item of income or gain that would be qualifying income under the 75% or 95% income tests which is clearly identified as such before the close of the day on which it was acquired, originated or entered into, will not constitute gross income for purposes of the 75% or 95% gross income test.  To the extent that the Master Fund enters into other types of hedging transactions, the income from those transactions is likely to be treated as non-qualifying income for purposes of both of the 75% and 95% gross income tests.  The Master Fund intends to structure any hedging transactions in a manner that does not jeopardize its qualification as a REIT.

Failure to Satisfy the Gross Income Tests

The Master Fund intends to monitor its sources of income, including any non-qualifying income received by it, so as to ensure its compliance with the gross income tests.  If the Master Fund fails to satisfy one or both of the 75% or 95% gross income tests for any taxable year, it may still qualify as a REIT for the year if the Master Fund is entitled to relief under applicable provisions of the Code.  These relief provisions will generally be available if the failure of the Master Fund to meet these tests was due to reasonable cause and not due to willful neglect and, following the identification of such failure, the Master Fund set forth a description of each item of its gross income that satisfies the gross income tests in a schedule for the taxable year filed in accordance with the Treasury Regulations.  It is not possible to state whether the Master Fund would be entitled to the benefit of these relief provisions in all circumstances.  If these relief provisions are inapplicable to a particular set of circumstances involving the Master Fund, the Master Fund will not qualify as a REIT.  As discussed above under "—Taxation of the Master Fund—Taxation of REITs in General," even where these relief provisions apply, a tax would be imposed upon the profit attributable to the amount by which the Master Fund fails to satisfy the particular gross income test.

Asset Tests

At the close of each calendar quarter, the Master Fund must also satisfy four tests relating to the nature of its assets.  First, at least 75% of the value of its total assets must be represented by some combination of "real estate assets," cash, cash items, U.S. government securities, and, under some circumstances, stock or debt instruments purchased with new capital.  For this purpose, real estate assets include interests in real property, such as land, buildings, leasehold interests in real property, stock of other REITs, and certain kinds of mortgage-backed securities and mortgage loans.  Assets that do not qualify for purposes of the 75% test are subject to the additional asset tests described below.

Second, the value of any one issuer's securities owned by the Master Fund may not exceed 5% of the value of its total assets.  Third, the Master Fund may not own more than 10% of any one issuer's outstanding securities, as measured by either voting power or value.  Fourth, the aggregate value of all securities of any TRSs held by the Master Fund may not exceed 25% of the value of its total assets.

The 5% and 10% asset tests do not apply to securities of TRSs, qualified REIT subsidiaries or securities that are "real estate assets" for purposes of the 75% gross asset test described above.  The 10% value test does not apply to certain "straight debt" and other excluded securities, as described in the Code including, but not limited to, any loan to an individual or estate, any obligation to pay rents from real property and any security issued by a REIT.  In addition, (1) a REIT's interest as a partner in a partnership is not considered a security for purposes of applying the 10% value test to securities issued by the partnership; (2) any debt instrument issued by a partnership (other than straight debt or another excluded security) will not be considered a security issued by the partnership if at least 75% of the partnership's gross income is derived from sources that would qualify for the 75% REIT gross income test; and (3) any debt instrument issued by a partnership (other than straight debt or another excluded security) will not be considered a security issued by the partnership to the extent of the Master Fund's interest as a partner in the partnership.  For purposes of the 10% value test, "straight debt" means a written unconditional promise to pay on demand on a specified date a sum certain in money if (i) debt is not convertible, directly or indirectly, into stock, (ii) the interest rate and interest payment dates are not contingent on profits, the borrower's discretion, or similar factors other than certain contingencies relating to the timing and amount of principal and interest payments, as described in the Code and (iii) in the case of an issuer that is a corporation or a partnership, securities that otherwise would be considered straight debt will not be so considered if the Master Fund and any of the Master Fund's "controlled taxable REIT subsidiaries," as defined in the Code, hold any securities of the corporate or partnership issuer which (a) are not straight debt or other excluded securities (prior to the application of this rule), and (b) have an aggregate value greater than 1% of the issuer's outstanding securities (including, for the purposes of a partnership issuer, its interest as a partner in the partners).

A real estate mortgage loan that the Master Fund owns generally will be treated as a real estate asset for purposes of the 75% REIT asset test if, on the date that it acquires or originates the mortgage loan, the value of the real property securing the loan is equal to or greater than the principal amount of the loan.  Furthermore, under recent IRS guidance, unlike the rules described above that are applicable to the gross income tests, the Master Fund would not be required to treat any portion of a mortgage loan as non-qualifying for the 75% REIT asset test if, at the time that it acquires the loan, the Master Fund's acquisition price for the loan (that is, the fair market value of the loan) does not exceed the fair market value of the real property securing the loan.  Furthermore, although modifications of a loan held by the Master Fund generally may be treated as an acquisition of a new loan for U.S. federal income tax purposes, a modification would not be treated as an acquisition of a new loan for this purpose, provided that the modification is occasioned by a default or a significant risk of default.

After initially meeting the asset tests at the close of any quarter, the Master Fund will not lose its qualification as a REIT for failure to satisfy the asset tests at the end of a later quarter solely by reason of changes in asset values (including a failure caused solely by change in the foreign currency exchange rate used to value a non-U.S. asset).  If the Master Fund fails to satisfy the asset tests because it acquires or increases its ownership interest in securities during a quarter, the Master Fund can cure this failure by disposing of the non-qualifying assets within 30 days after the close of that quarter.  If the Master Fund fails the 5% asset test or the 10% vote or value asset test at the end of any quarter, and such failure is not cured within 30 days thereafter, the Master Fund may dispose of sufficient assets (generally, within six months after the last day of the quarter in which its identification of the failure to satisfy those asset tests occurred) to cure the violation, provided that the non-permitted assets do not exceed the lesser of 1% of its assets at the end of the relevant quarter or $10,000,000.  If the Master Fund fails any of the other asset tests, or its failure of the 5% and 10% asset tests is in excess of the de minimis amount described above, as long as the failure was due to reasonable cause and not willful neglect, the Master Fund is permitted to avoid disqualification as a REIT, after the 30-day cure period, by taking steps including the disposition of sufficient assets to meet the asset tests (generally within six months after the last day of the quarter in which the Master Fund's identification of the failure to satisfy the REIT asset test occurred), and paying a tax equal to the greater of $50,000 or 35% of the net income generated by the non-qualifying assets during the period in which the Master Fund failed to satisfy the relevant asset test.

The Master Fund expects its holdings of securities and other assets will comply with the foregoing REIT asset requirements, and it intends to monitor compliance with such tests on an ongoing basis.  There can be no assurance, however, that the Master Fund will be successful in this effort.  Moreover, the values of some of the Master Fund's assets, including the securities of any TRSs or other non-publicly traded investments, may not be susceptible to a precise determination and are subject to change in the future.  Furthermore, the proper classification of an instrument as debt or equity for U.S. federal income tax purposes may be uncertain in some circumstances, which could affect the application of the REIT asset tests.  Accordingly, there can be no assurance that the IRS will not contend that the Master Fund's assets do not meet the requirements of the REIT asset tests.

Annual Distribution Requirements

In order to qualify as a REIT, the Master Fund is required to distribute dividends, other than capital gain dividends, to its stockholders in an amount at least equal to:

(1)	the sum of:

•	90% of its "REIT taxable income" (computed without regard to its deduction for dividends paid and its net capital gains), and

•	90% of the net income, if any (after tax), from foreclosure property, as described below, and recognized built-in gain, as discussed above, minus

(2)	the sum of specified items of non-cash income that exceeds a percentage of its income.

These distributions must be paid in the taxable year to which they relate, or in the following taxable year if such distributions are declared in October, November or December of the taxable year, are payable to stockholders of record on a specified date in any such month, and are actually paid before the end of January of the following year.  Such distributions are treated as both paid by the Master Fund and received by each stockholder on December 31 of the year in which they are declared.  In addition, at the Master Fund's election, a distribution for a taxable year may be declared before it timely files its tax return for the year, provided it pays such distribution with or before its first regular dividend payment after such declaration, provided such payment is made during the 12-month period following the close of such taxable year.  These distributions are taxable to the Master Fund's stockholders in the year in which paid, even though the distributions relate to its prior taxable year for purposes of the 90% distribution requirement.

In order for distributions to be counted towards the Master Fund's distribution requirement, and to give rise to a tax deduction to it, they must not be "preferential dividends."  A dividend is not a preferential dividend if it is pro rata among all outstanding shares of stock within a particular class, and is in accordance with the preferences among the Master Fund's different classes of stock as set forth in its organizational documents.

To the extent that the Master Fund distributes at least 90%, but less than 100%, of its REIT taxable income, as adjusted, the Master Fund will be subject to tax at ordinary corporate tax rates on the retained portion.  In addition, the Master Fund may elect to retain, rather than distribute, its net long-term capital gains and pay tax on such gains.  In this case, the Master Fund would elect to have its stockholders include their proportionate share of such undistributed long-term capital gains in their income and receive a corresponding credit for their proportionate share of the tax paid by it.  The Master Fund's stockholders would then increase their adjusted basis in its stock by the difference between the designated amounts included in their long-term capital gains and the tax deemed paid with respect to their proportionate shares.

In order to meet its REIT distribution requirements, the Master Fund anticipates that it will declare "consent dividends."  Consent dividends are treated for U.S. federal income tax purposes as amounts distributed by a REIT to its shareholders which are then re-contributed by the shareholders to the REIT (which result in an increase to the shareholders' tax bases in their REIT shares).  Consent dividends allow a REIT to meet its REIT distribution requirements (and avoid paying U.S. federal income and excise taxes on its net taxable income), but result in taxable income to the REIT's shareholders, without any corresponding cash distributions.  Shareholders receiving consent dividends are therefore required to satisfy any resulting tax liabilities with cash from other sources.

The Master Fund may be able to rectify a failure to meet the distribution requirements for a year by paying "deficiency dividends" to stockholders in a later year, which may be included in its deduction for dividends paid for the earlier year.  In this case, the Master Fund may be able to avoid losing its REIT qualification or being taxed on amounts distributed as deficiency dividends.  However, it will be required to pay interest and a penalty based on the amount of any deduction taken for deficiency dividends.

Recordkeeping Requirements

The Master Fund is required to maintain records and request on an annual basis information from specified stockholders.  These requirements are designed to assist the Master Fund in determining the actual ownership of its outstanding shares and maintaining its qualification as a REIT.

Prohibited Transactions

Net income the Master Fund derives from a prohibited transaction is subject to a 100% tax.  The term "prohibited transaction" generally includes a sale or other disposition of property (other than foreclosure property) that is held as inventory or primarily for sale to customers in the ordinary course of a trade or business by a REIT, by a lower-tier partnership in which the REIT holds an equity interest or by a borrower that has issued a shared appreciation mortgage or similar debt instrument in the REIT.  The Master Fund intends to conduct its operations so that no asset owned by it or its pass-through subsidiaries will be held as inventory or primarily for sale to customers, and that a sale of any assets owned by it directly or through a pass-through subsidiary will not be in the ordinary course of business.  However, whether property is held as inventory or "primarily for sale to customers in the ordinary course of a trade or business" depends on the particular facts and circumstances.  No assurance can be given that any particular property in which the Master Fund holds a direct or indirect interest will not be treated as property held as inventory or primarily for sale to customers, or that certain safe-harbor provisions of the Code discussed below that prevent such treatment will apply.  The 100% tax will not apply to gains from the sale of property that is held through any TRS or other taxable corporation, although such income will be subject to tax in the hands of the corporation at regular corporate income tax rates.

The Code provides a safe harbor that, if met, allows the Master Fund to avoid being treated as engaged in a prohibited transaction.  In order to meet the safe harbor, among other things, (i) the Master Fund must have held the property for at least two years (and, in the case of property which consists of land or improvements not acquired through foreclosure, the Master Fund must have held the property for two years for the production of rental income) and (ii) during the taxable year the property is disposed of, the Master Fund must not have made more than seven property sales or, alternatively, the aggregate adjusted basis or fair market value of all of the properties sold by the Master Fund during the taxable year must not exceed 10% of the aggregate adjusted basis or 10% of the fair market value, respectively, of all of its assets as of the beginning of the taxable year.

Foreclosure Property

Foreclosure property is real property (including interests in real property) and any personal property incident to such real property (1) that is acquired by a REIT as a result of the REIT having bid on the property at foreclosure, or having otherwise reduced the property to ownership or possession by agreement or process of law, after there was a default (or default was imminent) on a lease of the property or a mortgage loan held by the REIT and secured by the property, (2) for which the related loan or lease was made, entered into or acquired by the REIT at a time when default was not imminent or anticipated and (3) for which such REIT makes a proper election to treat the property as foreclosure property.  REITs generally are subject to tax at the maximum corporate rate (currently 35%) on any net income from foreclosure property, including any gain from the disposition of the foreclosure property, other than income that would otherwise be qualifying income for purposes of the 75% gross income test.  Any gain from the sale of property for which a foreclosure property election has been made will not be subject to the 100% tax on gains from prohibited transactions described above, even if the property would otherwise constitute inventory or dealer property in the hands of the selling REIT.

To the extent that the Master Fund acquires non-performing or distressed debt secured by retail real estate assets with a view to subsequently taking control of the collateral (i.e., loan-to-own investments), any property that the Master Fund acquires through such a transaction will not qualify to be treated as foreclosure property because it will not satisfy condition (2) in the preceding paragraph.  However, provided that the income generated by such property is qualifying income for purposes of the 75% gross income test, such income will not be subject to tax at the maximum corporate rate assuming that it is currently distributed to its stockholders.  See "—Requirements for Qualification—General—Annual Distribution Requirements."

Failure to Qualify

In the event that the Master Fund violates a provision of the Code that would result in its failure to qualify as a REIT, the Master Fund may nevertheless continue to qualify as a REIT.  Specified relief provisions will be available to the Master Fund to avoid such disqualification if (1) the violation is due to reasonable cause and not due to willful neglect, (2) it pays a penalty of $50,000 for each failure to satisfy a requirement for qualification as a REIT and (3) the violation does not include a violation under the gross income or asset tests described above (for which other specified relief provisions are available).  This cure provision reduces the instances that could lead to the Master Fund's disqualification as a REIT for violations due to reasonable cause.  If the Master Fund fails to qualify for taxation as a REIT in any taxable year and none of the relief provisions of the Code apply, it will be subject to tax, including any applicable alternative minimum tax, on its taxable income at regular corporate rates.  Distributions to its shareholders in any year in which it is not a REIT will not be deductible by the Master Fund, nor will they be required to be made.  In this situation, to the extent of current and accumulated earnings and profits, and, subject to limitations of the Code, distributions to its shareholders will generally be taxable in the case of shareholders who are individual U.S. shareholders at a maximum rate of 15% (through 2012), and dividends in the hands of its corporate U.S. shareholders may be eligible for the dividends received deduction.  Unless the Master Fund is entitled to relief under the specific statutory provisions, it will also be disqualified from re-electing to be taxed as a REIT for the four taxable years following the year during which qualification was lost.  It is not possible to state whether, in all circumstances, the Master Fund will be entitled to statutory relief.

Taxation of REIT Shareholders

Taxation of Taxable U.S. Shareholders

Distributions.  Provided that the Master Fund qualifies as a REIT, distributions made to taxable U.S. shareholders out of its current or accumulated earnings and profits, and not designated as capital gain dividends, will generally be taken into account by them as ordinary dividend income and will not be eligible for the dividends received deduction for corporations.  Dividends received from REITs are generally not eligible to be taxed at the preferential qualified dividend income rates currently applicable to individual U.S. shareholders who receive dividends from taxable subchapter C corporations.

In addition, distributions from a REIT that are designated as capital gain dividends will be taxed to U.S. shareholders as long-term capital gains, to the extent that they do not exceed the Master Fund's actual net capital gain for the taxable year, without regard to the period for which the U.S. shareholder has held its stock.  To the extent that the Master Fund elects under the applicable provisions of the Code to retain its net capital gains, U.S. shareholders will be treated as having received, for U.S. federal income tax purposes, their undistributed capital gains as well as a corresponding credit for taxes paid by the Master Fund on such retained capital gains.

U.S. shareholders will increase their adjusted tax basis in their stock of the Master Fund by the difference between their allocable share of such retained capital gain and their share of the tax paid by the Master Fund.  Corporate U.S. shareholders may be required to treat up to 20% of some capital gain dividends as ordinary income.  Long-term capital gains are generally taxable at maximum U.S. federal rates of 15% (through 2012) in the case of U.S. shareholders who are individuals, and 35% for corporations.  Capital gains attributable to the sale of depreciable real property held for more than 12 months are subject to a 25% maximum U.S. federal income tax rate for individual U.S. shareholders, to the extent of previously claimed depreciation deductions.

Distributions in excess of the Master Fund's current and accumulated earnings and profits will not be taxable to a U.S. shareholder to the extent that they do not exceed the adjusted tax basis of the U.S. shareholder's shares in respect of which the distributions were made, but rather will reduce the adjusted tax basis of these shares.  To the extent that such distributions exceed the adjusted tax basis of an individual U.S. shareholder's shares, they will be included in income as long-term capital gain, or short-term capital gain if the shares have been held for one year or less.  In addition, any dividend declared by the Master Fund in October, November or December of any year and payable to a U.S. shareholder of record on a specified date in any such month will be treated as both paid by the Master Fund and received by the U.S. shareholder on December 31 of such year, provided that the dividend is actually paid by the Master Fund before the end of January of the following calendar year.

With respect to U.S. shareholders who are taxed at the rates applicable to individuals, the Master Fund may elect to designate a portion of its distributions paid to such U.S. shareholders as "qualified dividend income" (through 2012).  A portion of a distribution that is properly designated as qualified dividend income is taxable to non-corporate U.S. shareholders as capital gain, provided that the U.S. shareholder has held the common stock with respect to which the distribution is made for more than 60 days during the 121-day period beginning on the date that is 60 days before the date on which such common stock became ex-dividend with respect to the relevant distribution.  The maximum amount of the Master Fund's distributions eligible to be designated as qualified dividend income for a taxable year is equal to the sum of:

(1)	the qualified dividend income received by the Master Fund during such taxable year from subchapter C corporations (including any TRSs);

(2)
the excess of any "undistributed" REIT taxable income recognized during the immediately preceding year over the U.S. federal income tax paid by the Master Fund with respect to such undistributed REIT taxable income; and

(3)
the excess of any income recognized during the immediately preceding year attributable to the sale of a built-in-gain asset that was acquired in a carry-over basis transaction from a non-REIT corporation or had appreciated at the time the Master Fund's election became effective over the U.S. federal income tax paid by it with respect to such built-in gain.

Generally, dividends that the Master Fund receives will be treated as qualified dividend income for purposes of (1) above if the dividends are received from a domestic subchapter C corporation, such as any TRSs, and specified holding period and other requirements are met.

To the extent that the Master Fund has available net operating losses and capital losses carried forward from prior tax years, such losses may reduce the amount of distributions that must be made in order to comply with the REIT distribution requirements.  See "—Requirements for Qualification—General—Annual Distribution Requirements."  Such losses, however, are not passed through to U.S. shareholders and do not offset income of U.S. shareholders from other sources, nor do they affect the character of any distributions that are actually made by the Master Fund, which are generally subject to tax in the hands of U.S. shareholders to the extent that it has current or accumulated earnings and profits.

In order to meet its REIT distribution requirements, the Master Fund anticipates that it will declare "consent dividends."  Consent dividends are treated for U.S. federal income tax purposes as amounts distributed by a REIT to its shareholders which are then re-contributed by the shareholders to the REIT (which result in an increase to the shareholders' tax bases in their REIT shares).  Consent dividends allow a REIT to meet its REIT distribution requirements (and avoid paying U.S. federal income and excise taxes on its net taxable income), but result in taxable income to the REIT's shareholders, without any corresponding cash distributions.  Shareholders receiving consent dividends are therefore required to satisfy any resulting tax liabilities with cash from other sources.

Dispositions of REIT Stock.  In general, a U.S. shareholder will realize gain or loss upon the sale, redemption or other taxable disposition of its REIT stock in an amount equal to the difference between the sum of the fair market value of any property and the amount of cash received in such disposition and the U.S. shareholder's adjusted tax basis in the stock at the time of the disposition.  In general, a U.S. shareholder's adjusted tax basis will equal the U.S. shareholder's acquisition cost, increased by the excess of net capital gains deemed distributed to the U.S. shareholder discussed above less tax deemed paid on it and reduced by returns of capital.  In general, capital gains recognized by individuals and other non-corporate U.S. shareholders upon the sale or disposition of shares of their REIT stock will be subject to a maximum U.S. federal income tax rate of 15% for taxable years through 2012, if the stock is held for more than 12 months, and will be taxed at ordinary income rates (of up to 35% through 2012) if the stock is held for 12 months or less.  Gains recognized by U.S. shareholders that are corporations are subject to U.S. federal income tax at a maximum rate of 35%, whether or not classified as long-term capital gains.  The IRS has the authority to prescribe, but has not yet prescribed, regulations that would apply a capital gain tax rate of 25% (which is generally higher than the long-term capital gain tax rates for non-corporate holders) to a portion of capital gain realized by a non-corporate holder on the sale of REIT stock or depositary shares that would correspond to the Master Fund's "unrecaptured Section 1250 gain."

Capital losses recognized by a U.S. shareholder upon the disposition of its REIT stock held for more than one year at the time of disposition will be considered long-term capital losses, and are generally available only to offset capital gain income of the U.S. shareholder but not ordinary income (except in the case of individuals, who may offset up to $3,000 of ordinary income each year).  In addition, any loss upon a sale or exchange of shares of REIT stock by a U.S. shareholder who has held the shares for six months or less, after applying holding period rules, will be treated as a long-term capital loss to the extent of distributions received from the Master Fund that were required to be treated by the U.S. shareholder as long-term capital gain.

If a U.S. shareholder recognizes a loss upon a subsequent disposition of its REIT stock in an amount that exceeds a prescribed threshold, it is possible that the provisions of recently adopted Treasury Regulations involving "reportable transactions" could apply, with a resulting requirement to separately disclose the loss generating transactions to the IRS.  While these regulations are directed towards "tax shelters," they are written quite broadly, and apply to transactions that would not typically be considered tax shelters.  Significant penalties apply for failure to comply with these requirements.  U.S. shareholders in a REIT should consult their tax advisors concerning any possible disclosure obligation with respect to the receipt or disposition of their REIT stock, or transactions that might be undertaken directly or indirectly by the Master Fund.  Moreover, U.S. shareholders in the Master Fund should be aware that the Master Fund and other participants in transactions involving it (including its advisors) might be subject to disclosure or other requirements pursuant to these regulations.

Passive Activity Losses and Investment Interest Limitations.  Distributions made by the Master Fund and gain arising from the sale or exchange by a U.S. shareholder of its REIT stock will not be treated as passive activity income.  As a result, U.S. shareholders will not be able to apply any "passive losses" against income or gain relating to their REIT stock.  Distributions made by the Master Fund, to the extent they do not constitute a return of capital, generally will be treated as investment income for purposes of computing the investment interest limitation.  A U.S. shareholder that elects to treat capital gain dividends, capital gains from the disposition of stock or qualified dividend income as investment income for purposes of the investment interest limitation will be taxed at ordinary income rates on such amounts.

Taxation of Tax-Exempt U.S. Shareholders

U.S. tax-exempt entities, including qualified employee pension and profit sharing trusts and individual retirement accounts, generally are exempt from U.S. federal income taxation.  However, they are subject to taxation on their unrelated business taxable income ("UBTI").  While many investments in real estate may generate UBTI, the IRS has ruled that dividend distributions from a REIT to a tax-exempt entity do not constitute UBTI.  Based on that ruling, and provided that (1) a tax-exempt U.S. shareholder has not held its REIT shares as "debt financed property" within the meaning of the Code (i.e., where the acquisition or ownership of the property is financed through a borrowing by the tax-exempt shareholder), and (2) the Master Fund shares are not otherwise used in an unrelated trade or business, distributions from the Master Fund and income from the sale of REIT shares generally should not give rise to UBTI to a tax-exempt U.S. shareholder.

Tax-exempt U.S. shareholders that are social clubs, voluntary employee benefit associations, supplemental unemployment benefit trusts, and qualified group legal services plans exempt from U.S. federal income taxation under Sections 501(c)(7), (c) (9), (c)(17) and (c)(20) of the Code, respectively, are subject to different UBTI rules, which generally will require them to characterize distributions from REITs as UBTI unless they are able to properly claim a deduction for amounts set aside or placed in reserve for specific purposes so as to offset the income generated by their investment in the Master Fund's shares.  These tax-exempt U.S. shareholders in the Master Fund should consult their tax advisors concerning these "set aside" and reserve requirements.

In certain circumstances, a pension trust (1) that is described in Section 401(a) of the Code, (2) is tax exempt under Section 501(a) of the Code, and (3) that owns more than 10% of the Master Fund's shares could be required to treat a percentage of the dividends from the Master Fund as UBTI if the Master Fund is a "pension-held REIT."  The Master Fund will not be a pension-held REIT unless (1) either (A) one pension trust owns more than 25% of the value of its shares, or (B) a group of pension trusts, each individually holding more than 10% of the value of its shares, collectively owns more than 50% of such shares and (2) the Master Fund would not have qualified as a REIT but for the fact that Section 856(h)(3) of the Code provides that shares owned by such trusts shall be treated, for purposes of the requirement that not more than 50% of the value of the outstanding shares of a REIT is owned, directly or indirectly, by five or fewer "individuals" (as defined in the Code to include certain entities), as owned by the beneficiaries of such trusts.  Certain restrictions on ownership and transfer of the Master Fund's shares should generally prevent a tax-exempt entity from owning more than 10% of the value of its shares, or the Master Fund from becoming a pension-held REIT.

Tax-exempt U.S. shareholders in the Master Fund are urged to consult their tax advisors regarding the U.S. federal, state, local and non-U.S. tax consequences of the acquisition, ownership and disposition of their REIT shares.

State, Local and Non-U.S. Taxes of the Master Fund

The Master Fund and its subsidiaries and shareholders may be subject to state, local and non-U.S. taxation in various jurisdictions, including those in which they or the Master Fund transacts business, owns property or resides.  The Master Fund will likely own interests in properties located in a number of jurisdictions, and it may be required to file tax returns and pay taxes in certain of those jurisdictions.  The state, local or non-U.S. tax treatment of the Master Fund and its shareholders may not conform to the U.S. federal income tax treatment discussed above.  Any non-U.S. taxes incurred by the Master Fund would not pass through to shareholders as a credit against their U.S. federal income tax liability.  U.S. shareholders in the Master Fund should consult their tax advisors regarding the application and effect of state, local and non-U.S. income and other tax laws on an investment in the Master Fund's shares.

Proposed Legislation or Other Actions Affecting REITs

The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department.  No assurance can be given as to whether, when, or in what form, the U.S. federal income tax laws applicable to the Master Fund and its shareholders may be enacted.  Changes to the U.S. federal income tax laws and interpretations of U.S. federal tax laws could adversely affect an investment in the Master Fund's shares.

State and Local Taxes

U.S. holders should also consider the potential state and local tax consequences of an investment in the Fund.  In addition to being taxed in his or her own state or locality of residence, a U.S. holder may be subject to tax return filing obligations and income, franchise and other taxes in jurisdictions in which the Fund, the Master Fund or the Portfolio Funds that are treated as partnerships operate.  The Fund may be required to withhold state and local taxes on behalf of the U.S. holders.  Any amount withheld generally will be treated as a distribution to each particular U.S. holder.  However, an individual U.S. holder may be entitled to claim a credit on his or her resident state income tax return for the income taxes paid to the other jurisdictions.  Further, the Fund, the Master Fund and the Portfolio Funds may be subject to state and/or local taxes.

THE TAX AND OTHER MATTERS DESCRIBED IN THIS MEMORANDUM DO NOT CONSTITUTE, AND SHOULD NOT BE CONSIDERED AS, LEGAL OR TAX ADVICE TO PROSPECTIVE INVESTORS.

ERISA CONSIDERATIONS

ERISA and the Code impose certain requirements on employee benefit plans to which ERISA applies, and on those persons who are fiduciaries with respect to such plans.  The Code imposes certain requirements on certain other plans (such as individual retirement accounts and Keogh plans) (and their fiduciaries) that, although not subject to ERISA, are subject to certain similar rules of the Code.  (Such employee benefit plans subject to ERISA and such other plans, collectively, “Plans.”)  In accordance with ERISA’s general fiduciary standards, before investing in the Fund, a Plan fiduciary should determine whether such an investment is permitted under the governing Plan instruments and is appropriate for the Plan in view of its overall investment policy and the composition and diversification of its portfolio.  Moreover, ERISA and the Code require that certain reporting and disclosure be made with respect to Plan assets, that Plan assets generally be held in trust, and that the indicia of ownership of Plan assets be maintained within the jurisdiction of district courts of the United States.  Thus, a Plan fiduciary considering an investment in the Fund should consult with its legal counsel concerning all the legal implications of investing in the Fund, especially the issues discussed in the following paragraphs.  In addition, a Plan fiduciary should consider whether an investment in the Fund will result in any UBTI to the Plan.  See “CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS.”

Unless statutory or administrative exemptions are available, Section 406 of ERISA and Section 4975 of the Code prohibit a broad range of transactions involving Plan assets and persons who have certain specified relationships to a Plan (“parties in interest” within the meaning of ERISA and “disqualified persons” within the meaning of the Code) and impose additional prohibitions on parties in interest and disqualified persons who are Plan fiduciaries.  These prohibitions also apply with respect to any entity whose assets consist of Plan assets by reason of Plans’ investment in the entity.  Certain prospective Plan investors may currently maintain relationships with Partners Group and/or entities that are affiliated with the Fund or Master Fund, and, as a result, one or more of such entities may be deemed to be a “party in interest” or “disqualified person” with respect to (including a fiduciary of) any such prospective Plan investor.

Because the Fund and Master Fund will each be registered as an investment company under the Investment Company Act, the assets of the Fund and Master Fund will not be deemed to constitute Plan assets.

Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA) are not subject to requirements of ERISA and the Code discussed above but may be subject to materially similar provisions of other applicable federal or state law or may be subject to other legal restrictions on their ability to invest in the Fund.  Accordingly, any such governmental plans and the fiduciaries of such plans should consult with their legal counsel concerning all the legal implications of investing in the Fund.

THE FUND’S SALE OF UNITS TO PLANS IS IN NO RESPECT A REPRESENTATION OR WARRANTY BY THE FUND, PARTNERS GROUP OR ANY OF THEIR AFFILIATES, OR BY ANY OTHER PERSON ASSOCIATED WITH THE SALE OF THE UNITS, THAT SUCH INVESTMENT BY PLANS MEETS ALL RELEVANT LEGAL REQUIREMENTS APPLICABLE TO PLANS GENERALLY OR TO ANY PARTICULAR PLAN, OR THAT SUCH INVESTMENT IS OTHERWISE APPROPRIATE FOR PLANS GENERALLY OR FOR ANY PARTICULAR PLAN.

BY PURCHASING UNITS, EACH OF THE PLAN UNIT HOLDERS WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT (A) THE INVESTMENT BY SUCH PLAN UNIT HOLDER IN THE FUND IS PRUDENT FOR THE PLAN (TAKING INTO ACCOUNT ANY APPLICABLE LIQUIDITY AND DIVERSIFICATION REQUIREMENTS OF ERISA), (B) THE INVESTMENT IN THE FUND IS PERMITTED UNDER ERISA, THE CODE, OTHER APPLICABLE LAW AND THE GOVERNING PLAN DOCUMENTS, (C) NEITHER PARTNERS GROUP NOR ANY OF ITS AFFILIATES HAS ACTED AS A FIDUCIARY UNDER ERISA WITH RESPECT TO SUCH PURCHASE, (D) NO ADVICE PROVIDED BY PARTNERS GROUP OR ANY OF ITS AFFILIATES HAS FORMED A PRIMARY BASIS FOR ANY INVESTMENT DECISION BY SUCH PLAN UNIT HOLDER IN CONNECTION WITH SUCH PURCHASE AND (E) THE PURCHASE, HOLDING AND DISPOSITION OF THE UNITS WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR ANY MATERIALLY SIMILAR PROVISIONS OF OTHER LAW FOR WHICH AN EXEMPTION IS NOT AVAILABLE.

ELIGIBLE INVESTORS

Each prospective investor in the Fund will be required to certify that it is a U.S. person for U.S. federal income tax purposes, an “accredited investor” within the meaning of Rule 501 under the Securities Act, and a “qualified client” within the meaning of Rule 205-3 under the Advisers Act.  A natural person must generally have (i) a net worth, or joint net worth with that person’s spouse, in excess of $2,000,000 (excluding the value of that person’s primary residence), or (ii) a net worth of $1,000,000 (excluding the value of that person’s primary residence) and have at least $1,000,000 of his or her assets under the investment management of Partners Group or its affiliates, and a company must generally have total assets in excess of $5,000,000.   Investors who meet such qualifications are referred to in this Memorandum as “Eligible Investors.”  The qualifications required to invest in the Fund will appear in subscription documents that must be completed by each prospective investor.  Existing Members who request to purchase additional Units will be required to qualify as “Eligible Investors” and to complete an additional investor certification prior to any additional purchase.  An investment in the Fund may not be appropriate for certain types of tax-exempt entities, including CRUTs.  Tax-exempt entities should consult with their tax advisers prior to making an investment in the Fund.

PURCHASING UNITS

Purchase Terms

The minimum initial investment in the Fund by any investor is $[______], and the minimum additional investment in the Fund by any Member is $[______].  However, the Fund, in its sole discretion, may accept investments below these minimums.  The purchase price of Units sold on the Initial Closing will be $1,000 per Unit and thereafter the purchase price for Units will be based on the net asset value per Unit as of the date such Units are purchased.  Fractions of Units will be issued to one one-thousandth of a Unit.

Units will generally be offered for purchase as of the first day of each calendar month, except that Units may be offered more or less frequently as determined by the Board in its sole discretion.  The Board may also suspend or terminate offerings of Units at any time, including, without limitation, in the event that the Master Fund has suspended or terminated offerings of Master Fund Interests.

Except as otherwise permitted by the Board, initial and subsequent purchases of Units will be payable in cash.  Each initial or subsequent purchase of Units will be payable in one installment which will generally be due (i) four business days prior to the date of the proposed acceptance of the purchase set by the Fund, which is expected to be the last day of each calendar month (the “Acceptance Date”), where funds are remitted by wire transfer, or (ii) ten business days prior to the Acceptance Date, where funds are remitted by check.  A prospective investor must also submit a completed investor certification at least five business days before the Acceptance Date.  The Fund reserves the right, in its sole discretion, to accept or reject any subscription to purchase Units in the Fund at any time.  Although the Fund may, in its sole discretion, elect to accept a subscription prior to receipt of cleared funds, an investor will not become a Member until cleared funds have been received.  In the event that cleared funds and/or a properly completed investor certification are not received from a prospective investor prior to the cut-off dates pertaining to a particular offering, the Fund may hold the relevant funds and investor certification for processing in the next offering.

Pending any offering, funds received from prospective investors will be placed in an escrow account with UMB Fund Services, Inc., the Fund’s escrow agent.  On the date of any closing, the balance in the escrow account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor.  Any interest earned with respect to such escrow account will be paid to the Master Fund and allocated pro-rata among Members.

[Restrictions on Ownership and Transfer of Units

In order for the Master Fund to qualify as a REIT for U.S. federal income tax purposes for each taxable year beginning after December 31, 2011, Master Fund Interests must be beneficially owned by 100 or more persons during at least 335 days of a taxable year of 12 months or during a proportionate part of a shorter taxable year. Also, for the Master Fund's taxable years beginning after December 31, 2011, no more than 50% of the value of Master Fund Interests may be owned, directly or constructively, by five or fewer individuals (as defined in the Code to include certain entities) during the second half of any calendar year.

The LLC Agreement, subject to certain exceptions, contains restrictions on the number of Units that a person may own. In particular, the LLC Agreement provides that (subject to certain exceptions described below) no person may beneficially or constructively own, or be deemed to own by virtue of the attribution provisions of the Code, more than 9.8% in value or in number of shares, whichever is more restrictive, of the Fund’s outstanding Units. Pursuant to the LLC Agreement, the Board has the power to increase or decrease the percentage of Units that a person may beneficially or constructively own. However, any decreased Unit ownership limit will not apply to any person whose percentage ownership of Units is in excess of such decreased Unit ownership limit until that person's percentage ownership of Units equals or falls below the decreased Unit ownership limit. Until such a person's percentage ownership of Units falls below such decreased ownership limit, any further acquisition of Units will be in violation of the decreased Unit ownership limit. If the Board changes the Unit ownership limit, it will (i) notify each Member of record of any such change, and (ii) publicly announce any such change, in each case at least 30 days prior to the effective date of such change.

The LLC Agreement also prohibits any person from beneficially or constructively owning Units that would result in the Master Fund being "closely held" under Section 856(h) of the Code or otherwise cause the Master Fund to fail to qualify as a REIT.  Any person who acquires or attempts or intends to acquire beneficial or constructive ownership of Units that will or may violate any of the foregoing restrictions on transferability and ownership, or who is the intended transferee of Units that are transferred to the Trust (as described below), is required to give written notice immediately to the Fund and provide the Fund with such other information as the Fund may request in order to determine the effect of such transfer on the Master Fund's qualification as a REIT. The foregoing restrictions on transferability and ownership will not apply if the Master Fund Board determines that it is no longer in the Master Fund's best interests to attempt to qualify, or to continue to qualify, as a REIT.

The Board, in its sole discretion, may exempt a person from the foregoing restrictions. The person seeking an exemption must provide to the Board such representations and undertakings and satisfy such conditions, in each case as the Board may deem reasonably necessary to conclude that granting the exemption will not cause the Master Fund to lose its qualification as a REIT. The Board and the Master Fund Board may also require a ruling from the IRS or an opinion of counsel in order to determine or ensure the Master Fund's qualification as a REIT in the context of granting such exemptions.

Any attempted transfer of Units which, if effective, would result in a violation of the foregoing restrictions will cause the number of Units causing the violation (rounded up to the nearest whole Units) to be automatically transferred to a trust (the “Trust”) for the exclusive benefit of one or more charitable beneficiaries, and the proposed transferee will not acquire any rights in such Units. The automatic transfer will be deemed to be effective as of the close of business on the business day prior to the date of the transfer. If, for any reason, the transfer to the Trust does not occur or would not prevent a violation of the restrictions on ownership contained in the LLC Agreement, the LLC Agreement provides that the purported transfer will be void ab initio. Units held in the Trust will be issued and outstanding Units. The proposed transferee will not benefit economically from ownership of any Units held in the Trust, will have no rights to distributions and no rights to vote or other rights attributable to the Units held in the Trust. The trustee of the Trust will have all voting rights and rights to distributions with respect to Units held in the Trust. These rights will be exercised for the exclusive benefit of the charitable beneficiary. Any distribution paid prior to  discovery that shares of capital stock have been transferred to the Trust will be paid by the recipient to the trustee upon demand. Any distribution authorized but unpaid will be paid when due to the trustee. Any distribution paid to the trustee will be held in trust for the charitable beneficiary. Subject to Delaware law, the trustee will have the authority to rescind as void any vote cast by the proposed transferee prior to the Fund’s discovery that the Units have been transferred to the Trust and to recast the vote in accordance with the desires of the trustee acting for the benefit of the charitable beneficiary. However, if the Fund has already taken irreversible action, then the trustee will not have the authority to rescind and recast the vote.

Within 20 days of receiving notice from the Fund that Units have been transferred to the Trust, the trustee will sell the Units to a person designated by the trustee, whose ownership of the Units will not violate the above ownership limitations. Upon such sale, the interest of the charitable beneficiary in the Units sold will terminate and the trustee will distribute the net proceeds of the sale to the proposed transferee and to the charitable beneficiary as follows: the proposed transferee will receive the lesser of (1) the price paid by the proposed transferee for the Units or, if the proposed transferee did not give value for the Units in connection with the event causing the Units to be held in the trust (e.g., a gift, devise or other similar transaction), the market price (as defined in the LLC Agreement) of the Units on the day of the event causing the Units to be held in the Trust and (2) the price received by the trustee from the sale or other disposition of the Units. Any net sale proceeds in excess of the amount payable to the proposed transferee will be paid immediately to the charitable beneficiary. If, prior to the Fund’s discovery that Units have been transferred to the Trust, the Units are sold by the proposed transferee, then (1) the Units shall be deemed to have been sold on behalf of the Trust and (2) to the extent that the proposed transferee received an amount for the Units that exceeds the amount the proposed transferee was entitled to receive, the excess shall be paid to the trustee upon demand.

In addition, Units held in the Trust will be deemed to have been offered for sale to the Fund, or the Fund’s designee, at a price per share equal to the lesser of the price per Unit in the transaction that resulted in the transfer to the Trust (or, in the case of a devise or gift, the market price at the time of the devise or gift) and the market price on the date the Fund, or the Fund’s designee, accepts the offer. The Fund will have the right to accept the offer until the trustee has sold the Units. Upon a sale to the Fund, the interest of the charitable beneficiary in the Units sold will terminate and the trustee will distribute the net proceeds of the sale to the proposed transferee.

Every owner of more than 5% (or such lower percentage as required by the Internal Revenue Code or the regulations promulgated thereunder) in number or in value of Units, within 30 days after the end of each taxable year, will be required to give written notice to the Fund stating the name and address of such owner, the number of Units that the owner beneficially owns and a description of the manner in which the Units are held. Each owner shall provide to the Fund such additional information as the Fund may request to determine the effect, if any, of the beneficial ownership of Units on the Master Fund's qualification as a REIT and to ensure compliance with the ownership limitations. In addition, each such owner shall, upon demand, be required to provide to the Fund such information as the Fund may request, in good faith, to determine the Master Fund's qualification as a REIT and to comply with the requirements of any taxing authority or governmental authority or to determine such compliance and to ensure compliance with the 9.8% ownership limitations in the LLC Agreement.

The Master Fund LLC agreement contains provisions substantially similar to those set forth in the LLC Agreement, and also restricts transfers of Master Fund Interests if the transfer would result in Master Fund Interests being beneficially owned by fewer than 100 persons.]

ADDITIONAL INFORMATION

Applicability of Investment Company Act Limitations

For purposes of the Fund’s investment restrictions and certain investment limitations under the Investment Company Act, including for example, the Fund’s leverage limitations, the Fund will “look through” to the Master Fund.  The Master Fund Investments, however, are not subject to the Fund’s or the Master Fund’s investment restrictions and, unless registered under the Investment Company Act, are generally not subject to any investment limitations under the Investment Company Act or the Code.

Futures Transactions

Each of the Fund and the Master Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act of 1974, as amended (the “CEA”), and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA. The  Commodity Futures Trading Commission (“CFTC”) has proposed rulemaking which, if enacted, could limit or eliminate exemptions relied upon by the Fund.

Pursuant to regulations and/or published positions of the SEC, the Master Fund may also be required to segregate cash or liquid securities in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

SUMMARY OF THE LLC AGREEMENT

An investor in the Fund will be a Member of the Fund and his or her rights in the Fund will be established and governed by the LLC Agreement that is included as Appendix A to this Memorandum.  A prospective investor and his or her advisors should carefully review the LLC Agreement as each Member will agree to be bound by its terms and conditions.  The following is a summary description of additional items and of select provisions of the LLC Agreement that may not be described elsewhere in this Memorandum.  The description of such items and provisions is not definitive and reference should be made to the complete text of the LLC Agreement.

Members; Additional Classes of Units

Persons who purchase Units will be Members of the Fund.  Partners Group may invest in the Fund as a Member through separate capital accounts.

In addition, to the extent permitted by the Investment Company Act, the Fund reserves the right to issue additional classes of Units in the future subject to fees, charges, repurchase rights, and other characteristics different from those of the Units offered in this Memorandum.  The issuance of such additional classes of Units may require the Fund to obtain exemptive relief from the SEC.

Liability of Members

Under Delaware law and the LLC Agreement, each Member will be liable for the debts and obligations of the Fund only to the extent of any contributions to the capital of the Fund (plus any accretions in value thereto prior to withdrawal) and a Member, in the sole discretion of the Board, may be obligated to return to the Fund amounts distributed to the Member, or the Board may reduce any amount payable by the Fund to a Member in respect of a redemption of Units, in accordance with the LLC Agreement in certain circumstances. See “REPURCHASES OF UNITS—Periodic Repurchases” and “CAPITAL ACCOUNTS AND ALLOCATIONS—Reserves.”

Limitation of Liability; Indemnification

The LLC Agreement provides that the members and former members of the Board and officers and former officers of the Fund shall not be liable to the Fund or any of the Members for any loss or damage occasioned by any act or omission in the performance of their services as such in the absence of willful misfeasance or gross negligence of the duties involved in the conduct of their office or as otherwise required by applicable law.  The LLC Agreement also contains provisions for the indemnification, to the extent permitted by law, of the members and former members of the Board and officers and former officers of the Fund (as well as certain other related parties) by the Fund (but not by the Members individually) against any liability and expense to which any of them may be liable that arise in connection with the performance of their activities on behalf of the Fund.  None of these persons shall be personally liable to any Member for the repayment of any positive balance in the Member’s capital account or for contributions by the Member to the capital of the Fund or by reason of any change in the federal or state income tax laws applicable to the Fund or its investors.  The rights of indemnification and exculpation provided under the LLC Agreement shall not be construed so as to limit liability or provide for indemnification of the members and former members of the Board and officers and former officers of the Fund, and the other persons entitled to such indemnification for any liability (including liability under applicable federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification or limitation on liability would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the LLC Agreement to the fullest extent permitted by law.

Amendment of the LLC Agreement

The LLC Agreement may generally be amended, in whole or in part, with the approval of a majority of the Board (including a majority of the Independent Managers, if required by the Investment Company Act) and without the approval of the Members unless the approval of Members is required under the Investment Company Act.  However, certain amendments to the LLC Agreement involving capital accounts and allocations thereto may not be made without the written consent of each Member materially adversely affected thereby or unless each Member has received written notice of the amendment and any Member objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board) to have all of its Units repurchased by the Fund.

Term, Dissolution, and Liquidation

The Fund shall be dissolved:

(1)
upon the affirmative vote to dissolve the Fund by either (i) a majority of the members of the Board, or (ii) Members holding at least three-quarters (3/4) of the total number of votes eligible to be cast by all Members; or

(2)	as required by operation of law.

Upon the occurrence of any event of dissolution, one or more members of the Board or Partners Group, acting as liquidator under appointment by the Board (or another liquidator, if the Board does not appoint one or more members of the Board or Partners Group to act as liquidator or is unable to perform this function) is charged with winding up the affairs of the Fund and liquidating its assets.  Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the section titled “CAPITAL ACCOUNTS AND ALLOCATIONS.”

Upon the liquidation of the Fund, after establishment of appropriate reserves for contingencies in such amounts as the Board or the liquidator, as applicable, deems appropriate in its sole discretion, the Fund’s assets will be distributed:  (i) first to satisfy the debts, liabilities, and obligations of the Fund (other than debts to Members) including actual or anticipated liquidation expenses; (ii) next to repay debts, liabilities and obligations owing to the Members; and (iii) finally to the Members (including Partners Group) proportionately in accordance with the balances in their respective capital accounts.  Assets may be distributed in-kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Members in facilitating an orderly liquidation.

The Board may, in its sole discretion, and if determined to be in the best interests of the Members, distribute the assets of the Fund into and through a liquidating trust to effect the liquidation of the Fund.  The use of a liquidating trust would be subject to the regulatory requirements of the Investment Company Act and applicable Delaware law, and could result in additional expenses to the Members.

REPORTS TO MEMBERS

Members will receive annual tax information necessary for completion of U.S. federal, state and local tax returns.  The Fund will furnish to Members such information as soon as reasonably practicable after receipt of the necessary information from the Master Fund Investments by the Master Fund.  However, in the likely event that the Master Fund does not receive all of the necessary underlying information on a timely basis, the Fund will be unable to provide such annual tax information to the Members for any given taxable year until after April 15 of the following year.  Members should therefore expect to obtain extensions of the filing dates for their income tax returns at the federal, state and local level.

The Fund anticipates sending Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the Investment Company Act.  Members also will be sent reports regarding the Fund’s operations each quarter.

FISCAL YEAR

The Fund’s fiscal year is the 12-month period ending on March 31.  The Fund’s taxable year is the 12-month period ending on December 31.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL

The Board has selected [________________], as the independent registered public accountants of the Fund.  [________________] also serves as the independent registered public accountants of the Master Fund.

Drinker Biddle & Reath LLP, One Logan Square, Ste. 2000, Philadelphia, PA 19103-6996, serves as counsel to the Fund, the Independent Managers (of the Fund and the Master Fund) and the Master Fund.

Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019-6131, serves as special tax counsel to the Fund and the Master Fund.

INQUIRIES

Inquires concerning the Fund and the Units (including procedures for purchasing Units) should be directed to:  [Partners Group (USA) Inc.] at [toll-free number].

TABLE OF CONTENTS OF SAI

Page

INVESTMENT POLICIES AND PRACTICES	[●]

FUNDAMENTAL POLICIES	[●]

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF THE MASTER FUND AND THE PORTFOLIO FUNDS AND RELATED RISKS	[●]

BOARDS OF MANAGERS AND OFFICERS	[●]

CODES OF ETHICS	[●]

INVESTMENT MANAGEMENT AND OTHER SERVICES	[●]

BROKERAGE	[●]

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL	[●]

CUSTODIAN AND ADMINISTRATOR	[●]

PROXY VOTING POLICIES AND PROCEDURES	[●]

APPENDIX A

PARTNERS GROUP PRIVATE REAL ESTATE, LLC

LIMITED LIABILITY COMPANY AGREEMENT

THIS LIMITED LIABILITY COMPANY AGREEMENT of Partners Group Private Real Estate, LLC (the “Fund”) is dated and effective as of ______________, 2011 by and among Partners Group (USA) Inc., each member of the Board of Managers of the Fund, and each person hereinafter admitted to the Fund and reflected on the books of the Fund as a Member.

W I T N E S S E T H :

WHEREAS, the Fund heretofore has been formed as a limited liability company under the Delaware Limited Liability Company Act, pursuant to the Certificate dated as of August 3, 2011 and filed with the Secretary of State of the State of Delaware on August 3, 2011;

NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

ARTICLE  I

DEFINITIONS & INTERPRETATIONS

           The following definitions shall be equally applicable to both the singular and plural forms of the defined terms.  For purposes of this Agreement:

Section  1.1     “Administration Agreement” means the administration agreement entered into between the Administrator and the Fund under which the Administrator will provide certain administrative services to the Fund in exchange for certain fees, as amended or restated from time to time.

Section  1.2     “Administration Fee” means the fee paid to the Administrator for its services out of the Fund’s assets.

Section  1.3     “Administrator” means UMB Fund Services, Inc., or any person who may hereafter, directly or indirectly, succeed or replace UMB Fund Services, Inc. as the administrator of the Fund.

Section  1.4     “Advisers Act” means the Investment Advisers Act of 1940, as amended, and the rules, regulations and orders thereunder from time to time, or any successor law.

Section  1.5     “Affiliate” means “affiliated person” as such term is defined in the Investment Company Act.

Section  1.6     “Agreement” means this Limited Liability Company Agreement, as amended or restated from time to time.

Section  1.7     “Board of Managers” means the Board of Managers established pursuant to Section 2.6 hereof.

Section  1.8     “Capital Account” means, with respect to each Member, the capital account established and maintained on behalf of such Member pursuant to Section 5.4 hereof.

Section  1.9     “Capital Contribution” means the contribution, if any, made, or to be made, as the context requires, to the capital of the Fund by a Member.

Section  1.10    “Certificate” means the Certificate of Formation of the Fund and any amendments thereto as filed with the office of the Secretary of State of the State of Delaware.

Section  1.11    “Code” means the United States Internal Revenue Code of 1986, as amended, and as hereafter amended from time to time, or any successor law.

Section  1.12    “Confidential Information” shall have the meaning set forth in Section 8.10.

Section  1.13    “Delaware Act” means the Delaware Limited Liability Company Act as in effect on the date hereof and as amended from time to time, or any successor law.

Section  1.14    “Discount Repurchase Offer” shall have the meaning set forth in Section 4.4(d).

Section  1.15    “Early Repurchase Fee” shall have the meaning set forth in Section 4.4.

Section  1.16    “Expiration Date” means a date set by the Board of Managers occurring no sooner than 20 business days after the commencement date of a repurchase offer, provided that such Expiration Date may be extended by the Board of Managers in its sole discretion.

Section  1.17    “Extraordinary Expenses” means all expenses incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute and the amount of any judgment or settlement paid in connection therewith, or the enforcement of the Fund’s rights against any person or entity; costs and expenses for indemnification or contribution payable by the Fund to any person or entity (including, without limitation, pursuant to the indemnification obligations described under Section 3.7 of this Agreement); expenses of a reorganization, restructuring or merger of the Fund; expenses of holding, or soliciting proxies for, a meeting of Members (except to the extent relating to items customarily addressed at an annual meeting of a registered closed-end management investment company); and the expenses of engaging a new administrator, custodian, transfer agent or escrow agent.

Section  1.18    “Final Payment” shall have the meaning set forth in Section 4.4.

Section  1.19    “Fiscal Year” means the period beginning on the commencement of operations of the Fund and ending on the first March 31 following such date, and thereafter each period commencing on April 1 of each year and ending on March 31 of each year (or on the date of a final distribution pursuant to Section 6.2 hereof), unless the Board of Managers shall designate another fiscal year for the Fund.

Section  1.20    “Form N-2” means the Fund’s Registration Statement on Form N-2 filed with the Securities and Exchange Commission, as amended from time to time.

Section  1.21    “Fund” means the limited liability company governed hereby, as such limited liability company may from time to time be constituted.

Section  1.22    “Independent Managers” means those Managers who are not “interested persons” of the Fund as such term is defined in the Investment Company Act.

Section  1.23    “Initial Closing Date” means the first date on or as of which a Member other than Partners Group is admitted to the Fund.

Section  1.24    “Initial Payment” shall have the meaning set forth in Section 4.4.

Section  1.25    “Investment Company Act” means the Investment Company Act of 1940, as amended, and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

Section  1.26    “Investment Management Agreement” means the investment management agreement entered into between the Master Fund and the investment adviser of the Master Fund, as amended or restated from time to time.

Section  1.27    “Investment Percentage” means as of any date of determination a percentage established for each Member on the Fund’s books determined by dividing the number of Units owned by such Member as of such date of determination by the aggregate number of Units owned by all Members as of such date of determination.

Section  1.28    “Losses” shall have the meaning set forth in Section 3.7.

Section  1.29    “Manager” means each natural person who serves on the Board of Managers and any other natural person who, from time to time, pursuant to the terms of this Agreement shall serve on the Board of Managers.  Each Manager shall constitute a “manager” of the Fund within the meaning of the Delaware Act.

Section  1.30    “Master Fund” means Partners Group Private Real Estate (Master Fund), LLC, or any other investment fund in which, upon approval by the Board of Managers and any necessary approval of the Members pursuant to the Investment Company Act, the Fund invests all or substantially all of its assets.

Section  1.31    “Master Fund Payment Date” shall have the meaning set forth in Section 4.4.

Section  1.32    “Member” means any person who shall have been admitted to the Fund as a member in such person’s capacity as a member of the Fund.  For purposes of the Delaware Act, the Members shall constitute a single class or group of members.

Section  1.33    “NAV per Unit” as of any date of determination, shall be equal to the Net Asset Value of the Fund as of such date, divided by the number of Units outstanding on such date.

Section  1.34    “Net Asset Value” means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund.

Section  1.35    “Organizational Expenses” means the expenses incurred by the Fund in connection with its formation, its initial registration as an investment company under the Investment Company Act, and the initial offering of Units.

Section  1.36    “Organizational Member” means Partners Group.

Section  1.37    “Partners Group” means Partners Group (USA) Inc.

Section  1.38    “Person” or “person” means any individual, entity, corporation, partnership, association, limited liability company, joint-stock company, trust, estate, joint venture, organization or unincorporated organization.

Section  1.39    “Placement Agent” means Foreside Fund Services, LLC, or any person who may hereafter directly or indirectly succeed or replace Foreside Fund Services, LLC as the placement agent of the Fund.

Section  1.40    “Placement Agent Agreement” means the placement agent agreement entered into between the Placement Agent and the Fund, as amended or restated from time to time.

Section  1.41    “Portfolio Fund” means a pooled investment vehicle, including a pooled real estate investment vehicle, or registered investment company.

Section  1.42    “Portfolio Fund Manager” means a portfolio manager of a Portfolio Fund.

Section  1.43    “Promissory Note” shall have the meaning set forth in Section 4.4.

Section  1.44    “Repurchase Date” means the day after the Valuation Date.

Section  1.45    “Securities” means securities (including, without limitation, equities, debt obligations, options, other “securities” as that term is defined in Section 2(a)(36) of the Investment Company Act), and other financial instruments of United States and non-U.S. entities and commodities, including, without limitation, capital stock; shares of beneficial interests; partnership interests and similar financial instruments; bonds, notes, debentures (whether subordinated, convertible or otherwise); currencies; commodities; interest rate, currency, commodity, equity and other derivative products, including, without limitation, (i) futures contracts (and options thereon) relating to stock indices, currencies, U.S. Government securities and debt securities of foreign governments, other financial instruments and all other commodities, (ii) swaps, options, warrants, caps, collars, floors and forward rate agreements, (iii) spot and forward currency transactions and (iv) agreements including brokerage account agreements relating to or securing such transactions; equipment lease certificates, equipment trust certificates; loans; accounts and notes receivable and payable held by trade or other creditors; trade acceptances; contract and other claims; executory contracts; participations; open and closed-end registered and unregistered investment companies; money market funds; obligations of the United States or any state thereof, foreign governments and instrumentalities of any of them; commercial paper; and other obligations and instruments or evidences of indebtedness of whatever kind or nature; in each case, of any person, corporation, government or other entity whatsoever, whether or not publicly traded or readily marketable.

Section  1.46    “Securities Transactions” shall have the meaning set forth in Section 2.5.

Section  1.47    “Servicing Agent” means Partners Group, or any person who may hereafter directly or indirectly succeed or replace Partners Group as the servicing agent of the Fund.

Section  1.48    “Servicing Agreement” means the servicing agreement entered into between the Servicing Agent and the Fund, as amended or restated from time to time.

Section  1.49    “Servicing Fee” means the fee paid to the Servicing Agent out of the Fund’s assets.

Section  1.50    “Transfer” means the assignment, transfer, sale, encumbrance, pledge or other disposition of any Units or portion of Units or beneficial or other interest in the Fund; “Transferors,” Transferees,” and verbs, adverbs or adjectives such as “Transfers,” “Transferred” and “Transferring” shall have correlative meanings.

Section  1.51    “Units” means the units of membership interest in the Fund.

Section  1.52    “Valuation Date” means a date on which the value of Units being repurchased will be determined by the Board of Managers in its sole discretion and which date shall be approximately 65 days, but in no event earlier than 60 days, after the Expiration Date for such repurchase.

Section  1.53    Pronouns.  All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons, firm or corporation may require in the context thereof.

ARTICLE  II

ORGANIZATION; ADMISSION OF MEMBERS; BOARD OF MANAGERS

Section  2.1      Formation of Limited Liability Company.  The Organizational Member and any other person designated by the Board of Managers are designated as authorized persons, within the meaning of the Delaware Act, to execute, deliver and file all certificates (and any amendments and/or restatements thereof) required or permitted by the Delaware Act to be filed in the office of the Secretary of State of the State of Delaware.  The Board of Managers shall cause to be executed and filed with applicable governmental authorities any other instruments, documents and certificates which, in the opinion of the Fund’s legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or which such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund.

Section  2.2      Name.  Subject to the limited license granted under the Investment Management Agreement, the name of the Fund shall be “Partners Group Private Real Estate, LLC” or such other name as the Board of Managers hereafter may adopt upon (i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act and (ii) sending notice thereof to each Member.  The Fund’s business may be conducted under the name of the Fund or, to the fullest extent permitted by law, any other name or names deemed advisable by the Board of Managers.

Section  2.3      Principal and Registered Office.  The Fund shall have its principal office, c/o Partners Group (USA) Inc., at 450 Lexington Avenue, 39th Floor, New York, NY 10017, or at such other place designated from time to time by the Board of Managers.  The Fund shall have its registered office in the State of Delaware at 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, and shall have the Corporation Service Company as its registered agent at such registered office for service of process in the State of Delaware, unless a different registered office or agent is designated from time to time by the Board of Managers in accordance with the Delaware Act.

Section  2.4      Duration.  The term of the Fund commenced on the filing of the Certificate with the Secretary of State of the State of Delaware and shall continue until the Fund is dissolved pursuant to Section 6.1 hereof.

Section  2.5      Business of the Fund.

(a)           The business of the Fund is (i) to invest all or substantially all of its assets in the Master Fund, which, (x) directly or through the purchase of interests in Portfolio Funds, purchases, sells (including short sales), invests and trades in Securities (collectively, “Securities Transactions”) and (y) engages in financial or derivative transactions relating thereto or otherwise, (ii) upon approval by the Board of Managers and subject to any necessary approval of the Members pursuant to the Investment Company Act, to purchase interests in Portfolio Funds directly or engage in Securities Transactions directly, and (iii) to engage in any financial or derivative transactions relating thereto or otherwise and to exercise such rights and powers as are permitted to be exercised by limited liability companies under the Delaware Act.  The officers of the Fund may execute, deliver and perform all contracts, agreements, subscription documents and other undertakings and engage in all activities and transactions as may in the opinion of the Board of Managers be necessary or advisable to carry out the Fund’s objectives or business.

(b)           The Fund shall operate as a closed-end management investment company in accordance with the Investment Company Act and subject to any fundamental policies and investment restrictions set forth in the Form N-2.

Section  2.6      The Board of Managers.

(a)           Prior to the Initial Closing Date, the Organizational Member may, in its sole discretion, designate and elect persons to serve as Managers on the Board of Managers.  Following the effectiveness of this Agreement, each Manager shall agree to be bound by all of the terms of this Agreement applicable to Managers.  The Board of Managers may, subject to the provisions of paragraphs (a) and (b) of this Section 2.6 with respect to the number of and vacancies in the position of Manager and the provisions of Section 3.3 hereof with respect to the election of Managers by Members, designate as a Manager any person who shall agree to the provisions of this Agreement pertaining to the obligations of Managers.  The number of Managers shall be fixed from time to time by the Board of Managers.

(b)           Each Manager shall serve as a Manager for the duration of the term of the Fund, unless his or her status as a Manager shall be sooner terminated pursuant to Section 4.1 hereof.  If any vacancy in the position of a Manager occurs, the remaining Managers may appoint a person to serve in such capacity, provided such appointment is in accordance with the Investment Company Act, so long as immediately after such appointment at least two-thirds of the Managers then serving would have been elected by the Members.  The Managers may call a meeting of Members to fill any vacancy in the position of Manager, and shall do so when required by the Investment Company Act, within 60 days after any date on which Managers who were elected by the Members cease to constitute a majority of the Managers then serving on the Board of Managers.

(c)           In the event that no Manager remains, Partners Group (or its designee) shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Manager ceased to act in that capacity, for the purpose of determining whether to continue the business of the Fund and, if the business shall be continued, of electing the required number of Managers to the Board of Managers.  If the Members shall determine at such meeting not to continue the business of the Fund or if the required number of Managers is not elected within 60 days after the date on which the last Manager ceased to act in that capacity, then the Fund shall be dissolved pursuant to Section 6.1 hereof and the assets of the Fund shall be liquidated and distributed pursuant to Section 6.2 hereof.

Section  2.7      Members.  The Board of Managers may admit one or more Members as of the beginning of each calendar month or at such other times as the Board of Managers may determine.  A Person may be admitted to the Fund as a Member without having signed this Agreement.  This Agreement shall not be unenforceable by reason of it not having been signed by a person being admitted as a Member.  The Board of Managers, in its sole and absolute discretion, may reject requests to purchase Units.  The Board of Managers may, in its sole discretion, suspend or terminate the offering of Units at any time.  The books and records of the Fund shall be revised to reflect the name and Capital Contribution of each Member that is admitted to the Fund.

Section  2.8      Organizational Member.  The initial Capital Contribution to the Fund by the Organizational Member shall be converted to Units as set forth in Section 5.2.  Upon the admission to the Fund of any additional Member pursuant to Section 2.7, the Organizational Member shall be entitled to the return of all or a portion of its Capital Contribution, if any, without interest or deduction, and to withdraw from the Fund.

Section  2.9      Both Managers and Members.  A Member may at the same time be a Manager and a Member, or the investment adviser to the Master Fund and a Member, in which event such Member’s rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions hereof and as provided in the Delaware Act.

Section  2.10      Limited Liability.  Except as otherwise provided under applicable law or in this Agreement, each Member will be liable for the debts, obligations and liabilities of the Fund only to the extent of its Capital Account balance.  To the fullest extent permitted under applicable law, the Managers and Partners Group shall not be liable for the Fund’s debts, obligations and liabilities.

ARTICLE  III

MANAGEMENT

Section  3.1       Management and Control.

(a)           Management and control of the business of the Fund shall be vested in the Board of Managers, which shall have the right, power and authority, on behalf of the Fund and in its name, to exercise all rights, powers and authority of “managers” under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the Fund and its duties hereunder.  No Manager shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Manager’s authority as delegated by the Board of Managers.  The parties hereto intend that, except to the extent otherwise expressly provided herein, (i) each Manager shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation and (ii) each Independent Manager shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each Manager of a closed-end management investment company registered under the Investment Company Act that is organized as a Delaware corporation who is not an “interested person” of such company as such term is defined in the Investment Company Act.  The Managers may make Capital Contributions and own Units.  Nothing herein shall prohibit a Manager from being a Member.

(b)           Members shall have no right to participate in and shall take no part in the management or control of the Fund’s business and shall have no right, power or authority to act for or bind the Fund.  Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the Investment Company Act or as otherwise required in the Delaware Act.

(c)           The Board of Managers may delegate to any Person, including without limitation the officers of the Fund designated pursuant to Section 3.2(c) or any committee of the Board of Managers, any rights, power and authority vested by this Agreement in the Board of Managers to the extent permissible under applicable law.

Section  3.2       Actions by the Board of Managers.

(a)           Unless otherwise provided in this Agreement, the Board of Managers shall act only:  (i) by the affirmative vote of a majority of the Managers (which majority shall include any requisite number of Independent Managers required by the Investment Company Act) present at a meeting duly called at which a quorum of the Managers shall be present (in person or, if in person attendance is not required by the Investment Company Act, in person or by telephone) or (ii) by the written consent of a majority of the Managers without a meeting, if permissible under the Investment Company Act.

(b)           The Board of Managers may designate from time to time a chairman who shall preside at all meetings.  Meetings of the Board of Managers may be called by the chairman, the president of the Fund, or any two Managers, and may be held on such date and at such time and place as the Board of Managers shall determine.  Each Manager shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting.  Notice need not be given to any Manager who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting.  Managers may attend and participate in any meeting by telephone, except where in person attendance at a meeting is required by the Investment Company Act.  A majority of the Managers then in office shall constitute a quorum at any meeting.

(c)           The Board of Managers may designate from time to time agents and employees of the Fund or other Persons, including without limitation employees of Partners Group or its Affiliates, who shall have the same powers and duties on behalf of the Fund (including the power to bind the Fund) as are customarily vested in officers of a Delaware corporation, and designate them as officers of the Fund with such titles as the Board of Managers shall determine.

Section  3.3       Meetings of Members.

(a)           Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present.  Meetings of the Members may be called by the Board of Managers or by Members holding a majority of the total number of votes eligible to be cast by all Members as determined pursuant to clause (b) of this Section 3.3, and may be held at such time, date and place as the Board of Managers shall determine.  The Board of Managers shall arrange to provide written notice of the meeting, stating the date, time and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting within a reasonable time prior thereto.  Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting.  The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting.  In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the Members.  Except as otherwise required by any provision of this Agreement or of the Investment Company Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Managers, and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes eligible to be cast by those Members who are present in person or by proxy at such meeting.

(b)           Each Member shall be entitled to cast at any meeting of Members a number of votes equivalent to such Member’s Investment Percentage (expressed as a numeral to the third decimal place).  The Board of Managers shall establish a record date not less than 10 nor more than 120 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes which each Member will be entitled to cast thereat, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

(c)           A Member may vote at any meeting of Members by a proxy properly executed in writing by the Member and filed with the Fund before or at the time of the meeting.  A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Fund at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person.  Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

Section  3.4       Custody of Assets of the Fund.  The physical possession of all funds, Securities or other property of the Fund shall at all times be held, controlled and administered by one or more custodians retained by the Fund in accordance with the requirements of the Investment Company Act and the Advisers Act.

Section  3.5       Other Activities.

(a)           None of the Managers shall be required to devote his or her full time to the affairs of the Fund, but each shall devote such time as may reasonably be required to perform his or her obligations under this Agreement.

(b)           Any Member or Manager, or any of their Affiliates, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as managers, officers, employees, advisers or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements.  No other Member or Manager shall have any rights in or to such activities, or any profits derived therefrom.

Section  3.6       Duty of Care.

(a)           No Manager, former Manager, officer or former officer of the Fund shall be liable to the Fund or to any of its Members for any loss or damage occasioned by any act or omission in the performance of such person’s services under this Agreement, unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of such person constituting willful misfeasance or gross negligence involved in the conduct of such person’s office or as otherwise required by applicable law.

(b)           A Member not in breach of any obligation hereunder or under any agreement pursuant to which the Member subscribed for Units shall be liable to the Fund, any other Member or third parties only as provided in this Agreement.

Section  3.7       Indemnification.

(a)           To the fullest extent permitted by law, the Fund shall, subject to Section 3.7(b) hereof, indemnify each Manager, former Manager, officer and former officer of the Fund (including for this purpose their executors, heirs, assigns, successors or other legal representatives) from and against all losses, charges, claims, expenses, assessments, damages, costs and liabilities (collectively, “Losses”), including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees and disbursements, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Manager or officer of the Fund, as applicable, or the past or present performance of services to the Fund by such indemnitee, except to the extent such Losses shall have been finally determined in a non-appealable decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance or gross negligence involved in the conduct of such indemnitee’s office. The rights of indemnification provided under this Section 3.7 shall not be construed so as to provide for indemnification of an indemnitee for any Losses (including any liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.7 to the fullest extent permitted by law.  Any manager of the Fund appointed by the Organizational Member prior to the effectiveness of this Agreement shall be deemed to be a “Manager” for purposes of this Section 3.7.

(b)           Expenses, including reasonable counsel fees and disbursements, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), shall be paid or reimbursed by the Fund in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.7(a) hereof.

(c)           Any indemnification or advancement of expenses made pursuant to this Section 3.7 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a final decision on the merits of any court of competent jurisdiction in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Members by reason of willful misfeasance or gross negligence involved in the conduct of such indemnitee’s office.

(d)           As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Fund or its Members by reason of willful misfeasance or gross negligence involved in the conduct of such indemnitee’s office, indemnification shall be provided pursuant to Section 3.7(a) hereof if (i) approved by a majority of the Managers (excluding any Manager who is seeking indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that the actions or omissions in question were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance or gross negligence involved in the conduct of such indemnitee’s office, or (ii) the Board of Managers secures a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnitee acted in good faith and in the reasonable belief that the actions or omissions in question were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance or gross negligence involved in the conduct of such indemnitee’s office.

(e)             In any suit brought by an indemnitee to enforce a right to indemnification under this Section 3.7 it shall be a defense that, and in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section 3.7 the Fund shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in this Section 3.7.  In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.7, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.7 shall be on the Fund (or any Member acting derivatively or otherwise on behalf of the Fund or its Members).

(f)           An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.7 or to which he, she or it may otherwise be entitled except out of the assets of the Fund, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

(g)           The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law.  Nothing contained in this Section 3.7 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any Manager, officer of the Fund or other person.

(h)           To the extent permitted by applicable law, the Servicing Agent, the Placement Agent and the Administrator, and any other party serving as the servicing agent, the placement agent or administrator of the Fund or providing other services to the Fund shall be entitled to indemnification from the Fund upon such terms and subject to such conditions and exceptions, and with such entitlement to have recourse to the assets of the Fund with a view to meeting and discharging the cost thereof as may be provided under the Servicing Agreement, the Placement Agent Agreement, the Administration Agreement or any agreement between any such party and the Fund.

Section  3.8      Fees, Expenses and Reimbursement.

(a)           The Board of Managers may cause the Fund to compensate each Manager who is not an officer or employee of Partners Group or any of its Affiliates for his or her services hereunder.  In addition, the Fund shall reimburse the Managers for reasonable travel and other out-of-pocket expenses incurred by them in performing their duties under this Agreement.

(b)           The Fund shall bear all expenses incurred in its business or operations, other than those specifically assumed by another person.  Expenses to be borne by the Fund include, but are not limited to, the following:

(i)           fees and expenses in connection with the organization of the Fund and the offering and issuance of Units;

(ii)           all fees and expenses reasonably incurred in connection with the operation of the Fund such as direct and indirect expenses related to the assessment of prospective investments (whether or not such investments are consummated), investment structuring, corporate action, travel associated with due diligence and monitoring activities and enforcing the Fund’s rights in respect of such investments;

(iii)           quotation or valuation expenses;

(iv)           the Servicing Fee and the Administration Fee;

(v)           brokerage commissions;

(vi)           interest and fees on any borrowings by the Fund;

(vii)           professional fees (including, without limitation, expenses of consultants, experts and specialists);

(viii)           research expenses;

(ix)           fees and expenses of outside tax or legal counsel (including fees and expense associated with the review of documentation for prospective investments by the Fund), including foreign counsel;

(x)           accounting, auditing and tax preparation expenses;

(xi)           fees and expenses in connection with repurchase offers and any repurchases or redemptions of Units;

(xii)           taxes and governmental fees (including tax preparation fees);

(xiii)           fees and expenses of any custodian, subcustodian, transfer agent, and registrar, and any other agent of the Fund;

(xiv)           all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions with any custodian or other agent engaged by the Fund;

(xv)           bank service fees;

(xvi)           costs and expenses relating to the amendment of this Agreement or the Fund’s other organizational documents;

(xvii)           expenses of preparing, amending, printing, and distributing confidential memoranda, Statements of Additional Information (and any supplements or amendments thereto), reports, notices, websites, other communications to Members, and proxy materials;

(xviii)           expenses of preparing, printing, and filing reports and other documents with government agencies;

(xix)           expenses of Members’ meetings, including the solicitation of proxies in connection therewith;

(xx)           expenses of corporate data processing and related services;

(xxi)           Member recordkeeping and Member account services, fees, and disbursements;

(xxii)           expenses relating to investor and public relations;

(xxiii)           fees and expenses of the members of the Board of Managers who are not employees of Partners Group or its Affiliates;

(xxiv)           insurance premiums;

(xxv)           Extraordinary Expenses; and

(xxvi)           all costs and expenses incurred as a result of dissolution, winding-up and termination of the Fund.

Partners Group and each of its Affiliates shall be entitled to reimbursement from the Fund for any of the above expenses that they pay on behalf of the Fund.

(c)           The Fund may, alone or in conjunction with Partners Group, its Affiliates or any investment vehicles or accounts for which Partners Group or any Affiliate of Partners Group acts as general partner, managing member or investment adviser, purchase insurance in such amounts, from such insurers and on such terms as the Board of Managers shall determine.

ARTICLE  IV

TERMINATION OF STATUS OF MANAGERS;
TRANSFERS AND REPURCHASES

Section  4.1      Termination of Status of a Manager.  The status of a Manager shall terminate if the Manager (i) shall die; (ii) shall be adjudicated incompetent; (iii) shall voluntarily withdraw as a Manager (upon not less than 90 days’ prior written notice to the other Managers, unless the other Managers waive such notice); (iv) shall be removed under Section 4.2; (v) shall be certified by a physician to be mentally or physically unable to perform his duties hereunder; (vi) shall be declared bankrupt by a court with appropriate jurisdiction, file a petition commencing a voluntary case under any bankruptcy law or make an assignment for the benefit of creditors; (vii) shall have a receiver appointed to administer the property or affairs of such Manager; (viii) shall have reached the mandatory age for retirement of a Manager that may from time to time be established by the Board of Managers; or (ix) shall otherwise cease to be a Manager of the Fund under the Delaware Act.

Section  4.2      Removal of the Managers.  Any Manager may be removed with or without cause either by (a) the vote or written consent of at least two-thirds (2/3) of the Managers not subject to the removal vote or (b) the vote or written consent of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

Section  4.3      Transfer of Units of Members.

(a)           A Member’s Units or any other beneficial or other interest in the Fund may be Transferred only (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency or adjudicated incompetence of such Member or (ii) with the consent of the Fund, which may be withheld in its sole discretion.

(b)           The Fund may not consent to a Transfer unless: (i) the person to whom such Transfer is made (or each of such person’s beneficial owners if such a person is a “private investment company” as defined in Rule 205-3(d)(3) under the Advisers Act, an investment company registered under the Investment Company Act, or a business development company as defined under the Advisers Act) is a person whom the Fund believes meets the requirements of paragraph (d)(1) of Rule 205-3 under the Advisers Act or successor rule thereto, or is otherwise exempt from such requirements; and (ii) the Fund is provided with a properly completed investor certification in respect of the proposed Transferee.  The Fund may also require the Member requesting the Transfer to obtain, at the Member’s expense, an opinion of counsel selected by the Board of Managers as to such matters as the Board of Managers may reasonably request.

(c)           Any permitted Transferee acquiring Units by operation of law in connection with the death, divorce, bankruptcy, insolvency or adjudicated incompetence of the Member shall be entitled to the allocations and distributions allocable to such Units, to tender such Units for repurchase by the Fund and to Transfer such Units in accordance with the terms of this Agreement, but shall not be entitled to the other rights of a Member unless and until such Transferee becomes a substituted Member in accordance with the terms of this Agreement, including, without limitation, Section 2.7 hereof.

(d)           If a Member Transfers Units with the approval of the Fund and all of the conditions to such Transfer have been satisfied, the Fund shall as promptly as practicable take all necessary actions so that each Transferee or successor to whom such Units are Transferred is admitted to the Fund as a substituted Member, provided that such Transferee shall have executed and delivered either a counterpart of this Agreement or an instrument, in form and substance acceptable to the Fund, that has the legal effect of making the Transferee a party to this Agreement.  Each Transferring Member and Transferee agrees to pay all reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees and disbursements, incurred by the Fund in connection with such Transfer.  Upon the Transfer to another person or persons of all of a Member’s Units, such Member shall cease to be a member of the Fund.

(e)           Each Transferring Member shall indemnify and hold harmless the Fund, the Board of Managers, and each other Member, and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of this Section 4.3, and (ii) any misrepresentation by such Member in connection with any such Transfer.

Section  4.4      Repurchase of Units.

(a)           Except as otherwise provided in this Agreement, no Member or other person holding Units acquired from a Member has the right to require the Fund to withdraw, redeem or tender to the Fund for repurchase all or some of its Units.  The Board of Managers may, from time to time and in its sole discretion and on such terms and conditions as it may determine, cause the Fund to offer to repurchase Units from Members, including Partners Group or its Affiliates, pursuant to written tenders by Members.  The Board of Managers, in its sole discretion, will determine the aggregate value of Units to be repurchased, which may be a percentage of the value of the Fund’s outstanding Units.  In determining whether the Fund should offer to repurchase Units from Members pursuant to written requests and the amount of Units to be repurchased, the Board of Managers may consider the following factors, among others:

(i)           whether the Master Fund is making a contemporaneous repurchase offer for interests therein, and the aggregate value of interests the Master Fund is offering to repurchase;

(ii)           whether any Members have requested to tender Units to the Fund;

(iii)           the working capital and liquidity requirements of the Fund;

(iv)           the relative sizes of the repurchase requests and the Fund;

(v)           the past practice of the Fund in repurchasing Units;

(vi)           the condition of the securities market and the economy generally, as well as political, national or international developments or current affairs; and

(vii)           the anticipated tax consequences of any proposed repurchases of Units.

Each repurchase offer will be limited to the repurchase of approximately 5% of the Units (but in no event to exceed the repurchase of 20% of the Units per quarter).

(b)           Partners Group and each of its Affiliates may tender all or some of its Units as a Member or Organizational Member, as applicable, under Section 4.4(a) hereof, without notice to the other Members.

(c)           If the Board of Managers determines in its sole discretion that the Fund will offer to repurchase Units, the Board of Managers will provide written notice to Members.  Such notice will include:  (i) the commencement date of the repurchase offer; (ii) the Expiration Date on which repurchase requests must be received by the Fund; and (iii) other information Members should consider in deciding whether and how to participate in such repurchase opportunity.

(d)           The amount due to any Member whose Units are repurchased shall, subject to the terms of this Agreement (including, without limitation, Section 4.4(a)), be an amount equal to the NAV per Unit as of the Valuation Date, multiplied by the number of such Member’s Units being repurchased, after reduction for all fees, including any Servicing Fee, Administration Fee or Early Repurchase Fee, any required tax withholding  and other liabilities of the Fund to the extent accrued or otherwise attributable to the Units being repurchased, provided that, subject to applicable law, the Board of Managers may offer to purchase Units at a discount to the NAV per Unit (a “Discount Repurchase Offer”).  Payment by the Fund to each Member, upon repurchase of such Member’s Units shall be made in the form of a promissory note (a “Promissory Note”).  Such payment shall be made as promptly as practicable following the Expiration Date.  Any in-kind distribution of Securities will be valued in accordance with Section 7.4 hereof.  The determination of the value of the Units as of the Valuation Date shall be subject to adjustment based upon the results of the annual audit of the Fund’s financial statements for the Fiscal Year in which such Valuation Date occurred.  A Member who tenders some but not all of his Units for repurchase will be required to maintain a minimum Capital Account balance equal to the amount set forth, from time to time, in the Fund’s Form N-2.  The Board of Managers may, in its sole discretion, waive this minimum Capital Account balance requirement.  The Fund may reduce the amount to be repurchased from a Member in order to maintain a Member’s minimum Capital Account balance.

(e)           Each Promissory Note issued pursuant to clause (d) of this Section 4.4, which shall be non-interest bearing and non-transferable, and shall provide, among other terms determined by the Fund, in its sole discretion, for the following payments.  The initial payment in respect of the Promissory Note (the “Initial Payment”) shall be in an amount equal to at least 95% of the estimated aggregate value of the repurchased Units, determined as of the Valuation Date.  The Initial Payment shall be made on or before the fifteenth business day after the Repurchase Date, provided that if the Fund has requested the repurchase of all or a portion of its interest in the Master Fund, in order to fund the repurchase of the Units, the Initial Payment may be postponed until a reasonable time after the Fund has received at least 95% of the aggregate amount so requested to be repurchased by the Fund from the Master Fund (the “Master Fund Payment Date”).  The second and final payment in respect of a Promissory Note (the “Final Payment”) is expected to be in an amount equal to the excess, if any, of (1) the aggregate value of the repurchased Units, determined as of the Valuation Date based upon the results of the annual audit of the financial statements of the Fund and the Master Fund for the Fiscal Year in which the Valuation Date of such repurchase occurred, over (2) the Initial Payment.

(f)           Notwithstanding anything in this Section 4.4 to the contrary, if a Member, after giving effect to the repurchase, would continue to hold at least 5% of the aggregate value of its Units as of the Valuation Date, the Final Payment in respect of such repurchase shall be made on or before the 60th day after the Repurchase Date, provided that if the Fund has requested the repurchase of all or a portion of its interest in the Master Fund, such payment may be postponed until 10 business days after the applicable Master Fund Payment Date.  Such payment shall be in an amount equal to the excess, if any, of (1) the aggregate value of the repurchased Units, determined as of the Valuation Date, based upon information known to the Fund as of the date of the Final Payment, over (2) the Initial Payment.  Notwithstanding anything in this Agreement to the contrary, if, based upon the results of the annual audit of the financial statements of the Fund and the Master Fund for the Fiscal Year in which the Valuation Date of such repurchase occurred, it is determined that the value at which the Units were repurchased was incorrect, the Fund shall, as promptly as practicable after the completion of such audit, decrease such Member’s Capital Account balance by the amount of any overpayment and redeem for no additional consideration a number of Units having a value equal to such amount, or increase such Member’s Capital Account balance by the amount of any underpayment and issue for no additional consideration a number of Units having an aggregate value equal to such amount, as applicable.

(g)           Notwithstanding anything in this Section 4.4 to the contrary, the Board of Managers shall modify any of the repurchase procedures described in this Section 4.4 if necessary to comply with the regulatory requirements imposed by the Securities Exchange Commission.

(h)           Each Member whose Units have been accepted for repurchase will continue to be a Member until the Repurchase Date (and thereafter if the Member retains Units following such repurchase) and may exercise its voting rights with respect to the repurchased Units until the Repurchase Date.  Moreover, the Capital Account maintained in respect of a Member whose Units have been accepted for repurchase will be adjusted for the appreciation or depreciation in the Net Asset Value of the Fund through the Valuation Date, and such Member’s Capital Account shall not be adjusted for the amount withdrawn, as a result of the repurchase, prior to the Repurchase Date.

(i)           Upon its acceptance of tendered Units for repurchase, the Fund shall maintain daily on its books a segregated account consisting of cash, liquid securities or the portion of the Fund’s interest in the Master Fund that the Fund has requested to be repurchased (or any combination of them) in an amount equal to the aggregate estimated unpaid dollar amount of the Promissory Notes issued to Members tendering Units.

(j)           Notwithstanding anything in this Section 4.4 to the contrary, the Fund may suspend, postpone or terminate a repurchase offer upon the determination of a majority of the Board of Managers (including a majority of Independent Managers) that such suspension, postponement or termination is advisable for the Fund and its Members, including, without limitation, the existence of circumstances as a result of which it is not reasonably practicable for the Fund to dispose of its investments or to determine the Net Asset Value or other unusual circumstances.

(k)           A [2]% early repurchase fee (an “Early Repurchase Fee”) will be charged by the Fund with respect to any repurchase of Units from a Member at any time prior to the day immediately preceding the one-year anniversary of the Member’s purchase of the Units, provided that the Early Repurchase Fee may be waived where the Board of Managers determines that doing so is in the best interests of the Fund.

(l)           Units of a Member tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis (i.e., the Units repurchased will be deemed to have been taken from the earliest Capital Contribution made by such Member (adjusted for subsequent appreciation or depreciation in the Net Asset Value of the Fund) until that Capital Contribution is decreased to zero, and then from each subsequent Capital Contribution made by such Member (adjusted for subsequent appreciation or depreciation in the Net Asset Value of the Fund)).

Section  4.5      Mandatory Redemption.  The Fund may effect a mandatory redemption at Net Asset Value of Units of a Member, or any person acquiring Units from or through a Member, in the event that the Board of Managers determines or has reason to believe, each in its sole discretion, that:

(a)           all or a portion of its Units have been Transferred to, or has vested in, any person, by operation of law as described in Section 4.3(a)(i) hereof;

(b)           ownership of the Units by such Member or other person will cause the Fund or the Master Fund to be in violation of, or subject the Fund, the Master Fund or the Master Fund’s investment adviser to, additional registration or regulation under the securities, commodities or other laws of the United States or any other jurisdiction;

(c)           continued ownership of the Units may be harmful or injurious to the business or reputation of the Fund, the Master Fund or the Master Fund’s investment adviser or may subject the Fund, the Master Fund, or any Members or members of the Master Fund to an undue risk of adverse tax or other fiscal consequences;

(d)           any representation or warranty made by a Member in connection with the acquisition of Units was not true when made or has ceased to be true, or the Member has breached any covenant made by it in connection with the acquisition of Units; or

(e)           it would be in the best interests of the Fund for the Fund to cause a mandatory redemption of such Units in circumstances where the Board of Managers determines that doing so is in the best interests of the Fund and is in a manner as will not discriminate unfairly against any Member.

ARTICLE  V

CAPITAL

Section  5.1      Contributions to Capital.

(a)           The minimum initial contribution of each Member (other than Partners Group) to the capital of the Fund shall be the amount set forth, from time to time, in the Fund’s Form N-2 or such other amount as the Board of Managers may determine from time to time, in its sole discretion.  The amount of the initial contribution of each Member shall be recorded on the books and records of the Fund upon acceptance as a Capital Contribution.  The Managers shall not be entitled to make Capital Contributions as Managers of the Fund, but may make Capital Contributions as Members.  Partners Group and its Affiliates may make Capital Contributions as Members.

(b)           Members may make additional Capital Contributions, effective as of such times as the Board of Managers in its sole discretion, may permit, subject to the limitations applicable to the admission of Members pursuant to this Agreement.  The minimum additional Capital Contribution of each Member (other than Partners Group and its Affiliates) shall be the amount set forth, from time to time, in the Fund’s Form N-2 or such other amount as the Board of Managers may determine from time to time, in its sole discretion.  No Member shall be obligated to make any additional Capital Contribution except to the extent otherwise provided in this Agreement.

(c)           Except as otherwise permitted by the Board of Managers, (i) initial and any additional Capital Contributions by any Member shall be payable in cash, and (ii) initial and any additional Capital Contributions in cash shall be payable in one installment in readily available funds prior to the date of the proposed acceptance of the Capital Contribution.

Section  5.2      Issuance of Units.  The purchase price per Unit for Units issued on the closing date of the initial Capital Contributions by Members other than the Organizational Member (the “Initial Closing Date”) shall be $1000.  The amount of the Capital Account Balance of the Organizational Member as of the Initial Closing Date shall be converted into Units by dividing such amount by 1000, and issuing to such Person a number of Units that is equal to such quotient.  Units issued in exchange for Capital Contributions following the Initial Closing Date will be issued at a price per Unit equal to the NAV per Unit at the date of such issuance.  Each Unit will carry equal rights and privileges with each other Unit.  Fractions of Units may be issued to one one-thousandth of a Unit.

Section  5.3      Rights of Members to Capital.  No Member shall be entitled to interest on his or its Capital Contribution to the Fund, nor shall any Member be entitled to the return of any capital of the Fund except (i) upon the repurchase by the Fund of a part or all of such Member’s Units pursuant to Section 4.4 hereof or Section 4.5 hereof, (ii) upon a distribution pursuant to Section 5.8 hereof, or (iii)  upon the liquidation of the Fund’s assets pursuant to Section 6.2 hereof.  No Member shall have the right to require partition of the Fund’s property or to compel any sale or appraisal of the Fund’s assets.

Section  5.4      Capital Accounts.  The Fund shall maintain a separate Capital Account on its books for each Member.  As of any date, the Capital Account of a Member shall be equal to the NAV per Unit as of such date, multiplied by the number of Units then held by such Member.  Any amounts charged or debited against a Member’s Capital Account under Sections 5.5 and 5.6, other than among all Members in accordance with the number of Units held by each such Member, shall be treated as a partial redemption of such Member’s Units for no additional consideration as of the date on which the Board of Managers determines such charge or debit is required to be made, and such Member’s Units shall be reduced thereby as appropriately determined by the Fund.  Any amounts credited to a Member’s Capital Account under Sections 5.5 and 5.6, other than among all Members in accordance with the number of Units held by each such Member, shall be treated as an issuance of additional Units to such Member for no additional consideration as of the date on which the Board of Managers determines such credit is required to be made, and such Member’s Units shall be increased thereby as appropriately determined by the Fund.

Section  5.5      Allocation of Certain Withholding Taxes and Other Expenditures.

(a)           Withholding taxes or other tax obligations incurred by the Fund, directly or indirectly, that are attributable to any Member, as determined by the Board of Managers, shall be debited against the Capital Account of such Member as of the close of the accounting period during which the Fund pays or incurs such obligation, and any amounts then or thereafter distributable to such Member shall be reduced by the amount of such taxes.  If the amount of such taxes is greater than any such distributable amounts, then such Member and any successor to such Member’s Units shall pay upon demand to the Fund, as a Capital Contribution to the Fund, the amount of such excess.  The Fund shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption; provided that in the event that the Fund determines that a Member is eligible for a refund of any withholding tax, the Fund may, at the request and expense of such Member, assist such Member in applying for such refund.

(b)           Except as otherwise provided for in this Agreement and unless prohibited by the Investment Company Act, any material expenditures payable by the Fund, directly or indirectly, and any other Fund items, to the extent paid or incurred or withheld, directly or indirectly, on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, as determined by the Board of Managers, shall be charged to only those Members on whose behalf such expenditures or items are paid or incurred or whose particular circumstances gave rise to such expenditures or items.  Such charges or items shall be debited from the Capital Accounts of the applicable Members.

Section  5.6      Reserves.

(a)           Appropriate reserves may be created, accrued and charged against the Net Asset Value and proportionately against the Capital Accounts of the Members for contingent liabilities, if any, as of the date any such contingent liability becomes known to the Fund or the Board of Managers, such reserves to be in the amounts which the Board of Managers, in its sole discretion deems necessary or appropriate.  The Board of Managers may increase or reduce any such reserves from time to time by such amounts as it in its sole discretion deems necessary or appropriate.  The amount of any such reserve, or any increase or decrease therein, shall be proportionately charged or credited, as appropriate, to the Capital Accounts of those parties who are Members at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such individual reserve item, adjusted by any increase therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the Units of all such Members, the amount of such reserve, increase, or decrease instead shall be charged or credited to the Capital Accounts of those Members who, as determined by the Board of Managers, in its sole discretion, were Members at the time of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their Capital Accounts at that time.

(b)           To the extent permitted under applicable law, if at any time an amount is paid or received by the Fund (other than Capital Contributions, distributions or repurchases of Units) and such amount exceeds the lesser of $500,000 or 1% of the aggregate value of the Units of all Members at the time of payment or receipt and such amount was not accrued or reserved for but would nevertheless, in accordance with the Fund’s accounting practices, be treated as applicable to one or more prior accounting periods, then such amount shall be proportionately charged or credited, as appropriate, to those parties who were Members during such prior accounting period or periods.

(c)           To the extent permitted by applicable law, if any amount is required by paragraph (a) or (b) of this Section 5.6 to be charged or credited to a party who is no longer a Member, such amount shall be paid by or to such party, as the case may be, in cash, with interest from the date on which the Board of Managers determines that such charge or credit is required.  In the case of a charge, the former Member shall be obligated to pay the amount of the charge, plus interest as provided above, to the Fund on demand; provided, however, that (i) in no event shall a former Member be obligated to make a payment exceeding the amount of such Member’s Capital Account at the time to which the charge relates; and (ii) no such demand shall be made after the expiration of three years from the date on which such party ceased to be a Member.  To the extent that a former Member fails to pay to the Fund, in full, any amount required to be charged to such former Member pursuant to paragraph (a) or (b), whether due to the expiration of the applicable limitation period or for any other reason whatsoever, the deficiency shall be charged proportionately to the Capital Accounts of the Members at the time of the act or omission giving rise to the charge to the extent feasible, and otherwise proportionately to the Capital Accounts of the current Members.

Section  5.7      Tax Allocations.  For each taxable year, items of income, deduction, gain, loss or credit shall be allocated for income tax purposes among the Members in such a manner as to reflect equitably amounts credited or debited to each Member’s Capital Account for the current and prior taxable years (or relevant portions thereof).  Allocations under this Section 5.7 shall be made pursuant to the principles of Sections 704(b) and 704(c) of the Code, and in conformity with Treasury Regulations Sections 1.704-1(b)(2)(iv)(f), 1.704-1(b)(4)(i) and 1.704-3(e) promulgated thereunder, as applicable, or the successor provisions to such Section and Regulations.

If, during or immediately following the end of a taxable year, any Member withdraws from the Fund pursuant to Article IV or Article VI hereof and the Member would (absent this sentence) recognize gain or loss under Section 731 of the Code as a result of such withdrawal, the Board of Managers may, in its sole discretion, elect to specially allocate to such Member, for U.S. federal income tax purposes, any income and gain or loss and deduction (including short-term capital gain or loss) recognized by the Fund during such taxable year, through and including the date of withdrawal, in an amount up to that amount of income and gain or loss and deduction which if so allocated would avoid the Member recognizing gain on the withdrawal under Section 731 of the Code (ignoring for this purpose, if the Board of Managers determines to do so in its sole discretion, any adjustments that have been made to the tax basis of the withdrawing Member’s Units as a result of any Transfers prior to the withdrawal (other than the original issue of the Units), including by reason of death). Any such election by the Board of Managers shall, to the extent reasonably practicable as determined by the Board of Managers in its sole discretion, be applied on an equitable basis to all Members withdrawing their Units in full during or as of the end of such taxable year

Section  5.8      Distributions.

(a)           The Board of Managers, in its sole discretion, may authorize the Fund to make distributions in cash or in kind at any time to all of the Members on a pro rata basis in accordance with the Members’ Investment Percentages.  Notwithstanding anything to the contrary in this Agreement, a Member may be compelled to accept a distribution of any asset in kind from the Fund despite the fact that the percentage of the value of the asset distributed to the Member exceeds the percentage of the value of the asset equal to the Member’s Investment Percentage.

(b)           Notwithstanding anything to the contrary contained herein, none of the Managers or the Members (including Partners Group and its Affiliates), nor any other person on behalf of the Fund, shall make a distribution to the Members on account of their Units if such distribution would violate the Delaware Act or other applicable law.

ARTICLE  VI

DISSOLUTION AND LIQUIDATION

Section  6.1      Dissolution.

(a)           The Fund shall be dissolved upon the occurrence of any of the following events:

(i)           upon the affirmative vote to dissolve the Fund by either (A) a majority of the Managers, or (B) Members holding at least three-quarters (3/4) of the total number of votes eligible to be cast by all Members; or

(ii)           as required by operation of law.

Dissolution of the Fund shall be effective on the day on which the event giving rise to the dissolution shall occur, but the Fund shall not terminate until the assets of the Fund have been liquidated in accordance with Section 6.2 hereof and the Certificate has been canceled.

Section  6.2      Liquidation of Assets.

(a)           Upon the dissolution of the Fund as provided in Section 6.1 hereof, one or more Managers or Partners Group, acting as liquidator under appointment by the Board of Managers (or, if the Board of Managers does not appoint one or more Managers or Partners Group to act as liquidator or is unable to perform this function, another liquidator elected by Members holding a majority of the total number of votes eligible to cast by all Members), shall liquidate, in an orderly manner, the business and administrative affairs of the Fund.  The proceeds from liquidation (after establishment of appropriate reserves for contingencies in such amounts as the Board of Managers or the liquidator, as applicable, deems appropriate in its sole discretion) shall, subject to the Delaware Act, be distributed in the following manner:

(i)           in satisfaction (whether by payment or the making of reasonable provision for payment thereof) of the debts and liabilities of the Fund, including the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), but not including debt and liabilities to Members, up to and including the date that distribution of the Fund’s assets to the Members has been completed, shall first be paid on a pro rata basis;

(ii)           such debts, liabilities or obligations as are owing to the Members shall be paid next in their order of seniority and on a pro rata basis; and

(iii)           the Members shall be paid next on a pro rata basis the positive balances of their respective Capital Accounts after giving effect to all allocations to be made to such Members’ Capital Accounts for the accounting  period ending on the date of the distributions under this Section 6.2(a)(iii).

(b)           Anything in this Section 6.2 to the contrary notwithstanding, but subject to the priorities set forth in Section 6.2(a) above, upon dissolution of the Fund, the Board of Managers or other liquidator may distribute ratably in kind any assets of the Fund, if the Board of Managers or other liquidator determines that such a distribution would be in the interests of the Members in facilitating an orderly liquidation; provided, however, that if any in-kind distribution is to be made the assets distributed in kind shall be valued pursuant to Section 7.4 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above.

(c)           If the Board of Managers determines that it is in the best interest of the Members, the Board of Managers may, in its sole discretion, distribute the assets of the Fund into and through a liquidating trust to effect the liquidation of the Fund.

ARTICLE  VII

ACCOUNTING, TAX MATTERS AND VALUATIONS

Section  7.1      Accounting and Reports.

(a)           The Fund shall adopt for tax accounting purposes any accounting method which the Board of Managers shall decide in its sole discretion is in the best interests of the Fund.  The Fund’s accounts shall be maintained in U.S. currency.

(b)           As soon as reasonably practicable after receipt of the necessary information from the Master Fund (which is contingent on the Master Fund’s receipt of the necessary information from its investments in Portfolio Funds or otherwise) and any Portfolio Funds the Fund may invest in directly, the Fund shall furnish to each Member such information regarding the operation of the Fund and such Member’s Units as is necessary for Members to complete federal, state and local income tax or information returns.

(c)           Except as otherwise required by the Investment Company Act, or as may otherwise be permitted by rule, regulation or order, within 60 days after the close of the period for which a report required under this Section 7.1(c) is being made, the Fund shall send to each Member a semi-annual report and an annual report (as applicable) containing the information required by the Investment Company Act.  The Fund shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted accounting principles (or, if permitted by relevant law and approved by the Board of Managers, in accordance with international financial reporting standards).  The Fund may also furnish to each Member such other periodic reports and information regarding the affairs of the Fund as it deems necessary or appropriate in its sole discretion.

(d)           Except as set forth specifically in this Section 7.1, no Member shall have the right to obtain any other information about the business or financial condition of the Fund, about any other Member or former Member, including information about the Capital Contribution of a Member, or about the affairs of the Fund.  No act of the Fund, Partners Group, or any other Person that results in a Member being furnished any such information shall confer on such Member or any other Member the right in the future to receive such or similar information or constitute a waiver of, or limitation on, the Fund’s ability to enforce the limitations set forth in the first sentence of this Section 7.1(d).

Section  7.2      Determinations By the Board of Managers.  All matters concerning the determination and allocation among the Members of the amounts to be determined and allocated pursuant to Article V hereof, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the Board of Managers unless specifically and expressly otherwise provided for by the provisions of this Agreement or as required by law, and such determinations and allocations shall be final and binding on all the Members.

Section  7.3      Tax Matters.

(a)           The Fund shall prepare and file a federal information tax return in compliance with Section 6031 of the Code, and any required state and local income tax and information returns for each tax year of the Fund.

(b)           The Board of Managers shall have the exclusive authority and discretion on behalf of and in the name of the Fund to (i) prepare and file all necessary tax returns and statements, pay all taxes, assessments and other impositions applicable to the assets of the Fund and withhold amounts with respect thereto from funds otherwise distributable to any Member; (ii) make any and all tax elections permitted to be made under the Code, and any applicable state, local or foreign tax law; and (iii) determine the tax treatment of any Fund transaction or item for purposes of completing the Fund’s federal, state, local or foreign tax returns.

(c)           If the Fund is required to withhold taxes on any distribution or payment to, or pay or incur any tax with respect to any income allocable to or otherwise on account of any Member, the Fund may withhold such amounts and make such payments to such taxing authorities as are necessary to ensure compliance with such tax laws.

(d)           The Board of Managers intends to treat any Member whose Units are repurchased in full as a partner of the Fund for federal income tax purposes until the date of the Final Payment under Section 4.4 hereof or under Section 4.5 hereof, in respect of the repurchased Units.

(e)           The Board of Managers intends for the Fund to be treated as a partnership for U.S. federal income tax purposes.  Notwithstanding anything herein to the contrary, neither the Fund nor the Board of Managers shall make an election (i.e., check-the-box) under Treasury Regulation Section 301.7701-3 for the Fund to be classified for federal income tax purposes as an association taxable as a corporation.

(f)           Partners Group shall be designated on the Fund’s annual federal information tax return, and have full powers and responsibilities, as the “tax matters partner” of the Fund for purposes of Section 6231(a)(7) of the Code.  In the event the Fund shall be the subject of an income tax audit by any federal, state or local authority, to the extent the Fund is treated as an entity for purposes of such audit, including administrative settlement and judicial review, the tax matters partner shall be authorized to act for, and its decision shall be final and binding upon, the Fund and each Member thereof.  All expenses incurred in connection with any such audit, investigation, settlement or review shall be borne by the Fund.

Section  7.4      Valuation of Assets.

(a)           Except as may be required by the Investment Company Act, the Fund shall calculate its Net Asset Value as of the close of business on the last day of each calendar month and at such other times as the Managers shall determine.  Except as may be required by the Investment Company Act, the Managers will value or cause to have valued any Securities or other assets and liabilities of the Fund in accordance with such valuation procedures as shall be established from time to time by the Board of Managers and which conform to the requirements of the Investment Company Act.  In determining the value of the assets of the Fund, no value shall be placed on the goodwill or name of the Fund, or the office records, files, statistical data or any similar intangible assets of the Fund not normally reflected in the Fund’s accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

(b)           The Net Asset Value of the Fund, including the value of the Fund’s interest in the Master Fund (which is based on the valuation of the Master Fund’s investments in Portfolio Funds and otherwise, as determined pursuant to this Section 7.4), shall be conclusive and binding on all of the Members and all parties claiming through or under them.

(c)           The following guidelines shall apply for purposes of determining the Net Asset Value of the Fund:

(i)           The amount payable to a Member or former Member whose Units are repurchased pursuant to Article IV shall be treated as a liability of the Fund, until paid, from (but not prior to) the beginning of the Valuation Date for such Units.

(ii)           The amount to be received by the Fund on account of any Capital Contributions pursuant to Article II or Article V shall be treated as an asset of the Fund from (but not before) the beginning of the accounting period on the effective date of such Capital Contributions.

(iii)           Distributions made pursuant to Section 5.8 shall be treated as an advance and as an asset of the Fund, until the last day of the month in which the date of distribution occurs or until any earlier date determined by the Managers.

ARTICLE  VIII

MISCELLANEOUS PROVISIONS

Section  8.1      Amendment of Limited Liability Company Agreement.

(a)           Except as otherwise provided in this Section 8.1, this Agreement shall be amended, in whole or in part, with the approval of a majority of the Board of Managers (including the vote of a majority of the Independent Managers, if required by the Investment Company Act), and, if required by the Investment Company Act, the approval of the Members by such vote as is required by the Investment Company Act.

(b)           Any amendment to this Agreement that would:

(i)           increase the obligation of a Member to make any Capital Contribution;

(ii)           reduce the Capital Account of a Member other than in accordance with Article V hereof; or

(iii)           modify the events causing the dissolution of the Fund,

may be made only if (x) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (y) such amendment does not become effective until (A) each Member has received written notice of such amendment (except an amendment contemplated in Section 8.1(c)(ii) hereof) and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board of Managers) to tender all of his or her Units for repurchase by the Fund.

(c)           Without limiting the generality of the foregoing, the power of the Board of Managers to amend this Agreement at any time without the consent of the Members includes, but is not limited to, the power to:

(iv)           restate this Agreement together with any amendments hereto which have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document;

(v)           amend this Agreement (other than with respect to the matters set forth in Section 8.1(b) hereof) to change the name of the Fund in accordance with Section 2.2 hereof or to effect compliance with any applicable law or regulation or to cure any ambiguity or to correct or supplement any provision hereof which may be inconsistent with any other provision hereof; and

(vi)           amend this Agreement to make such changes as may be necessary or desirable, based on advice of legal counsel to the Fund, to assure the Fund’s continuing eligibility to be classified for U.S. federal income tax purposes as a partnership that is not a “publicly traded partnership” taxable as a corporation under Section 7704(a) of the Code.

Section  8.2      Special Power of Attorney.

(a)           Each Member hereby irrevocably makes, constitutes and appoints Partners Group and any liquidator of the Fund’s assets appointed pursuant to Section 6.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

(vii)           any amendment to this Agreement which complies with the provisions of this Agreement (including the provisions of Section 8.1 hereof);

(viii)           any amendment to the Certificate required because this Agreement is amended or as otherwise required by the Delaware Act; and

(ix)           all other such instruments, documents and certificates which, in the opinion of legal counsel to the Fund, from time to time may be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Fund shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Fund as a limited liability company under the Delaware Act.

(b)           Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Fund without such Member’s consent.  If an amendment to the Certificate or this Agreement or any action by or with respect to the Fund is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection that such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner which may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted.  Each Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Fund.

(c)           This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of Partners Group and any liquidator of the Fund’s assets, appointed pursuant to Section 6.2 hereof, and as such:

(x)          shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any Member granting this power-of-attorney, regardless of whether the Fund, the Board of Managers or any liquidator shall have had notice thereof; and

(xi)           shall survive the delivery of a Transfer by a Member of all or any portion of such Member’s Units, except that where the Transferee thereof has been approved by the Board of Managers for admission to the Fund as a substituted Member, or upon withdrawal of a Member from the Fund pursuant to a repurchase of Units or otherwise, this power-of-attorney given by the Transferor shall terminate.

Section  8.3      Notices.  Notices that may or are required to be provided under this Agreement shall be made, if to a Member, by regular mail, hand delivery, registered or certified mail return receipt requested, commercial courier service, telex, telecopier or other electronic means at their addresses as set forth on the books and records of the Fund (or to such other addresses as may be designated by any party hereto by notice addressed to the Fund); or, if to the Fund, the Board of Managers, or Partners Group, in writing (either by way of facsimile or registered mail) and sent as follows, or to such other address as the parties may agree from time to time:

If to Partners Group:

Partners Group (USA) Inc.
450 Lexington Avenue, 39th floor
New York, NY 10017
Attention:  Executive Office
Re: Notice, Partners Group Private Real Estate, LLC
Facsimile:      (212) 763 4701
Telephone:   (212) 763 4700

with a copy to:

Partners Group
Zugerstrasse 57
CH-6341 Baar-Zug, Switzerland
Attention:  Executive Office
Re: Notice, Partners Group Private Real Estate, LLC
Facsimile:      +41 41 768 85 58
Telephone:   +41 41 768 85 85

If to the Fund or to the Board of Managers:

Partners Group Private Real Estate, LLC
c/o [_________]
450 Lexington Avenue, 39th floor
New York, NY 10017
Re: Notice, Partners Group Private Real Estate, LLC
Facsimile:      (212) 763 4701
Telephone:   (212) 763 4700

Notices to a Member shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telex, telecopier or other electronic means.  Notices to the Fund, the Board of Managers, or Partners Group shall be effective on the close of business on the day upon which it is actually received.  A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

Section  8.4      Agreement Binding Upon Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof that is not made pursuant to the terms of this Agreement shall be void.

Section  8.5      Applicability of Investment Company Act and Form N-2.  The parties hereto acknowledge that this Agreement is not intended to, and does not set forth the substantive provisions contained in the Investment Company Act and the Form N-2 which affect numerous aspects of the conduct of the Fund’s business and of the rights, privileges and obligations of the Members.  Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the Investment Company Act and the Form N-2.

Section  8.6      Choice of Law; Arbitration.

(a)           Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act, without regard to the conflict of law principles of such State.

(b)           Each Member agrees to submit all controversies arising between or among Members or one or more Members and the Fund in connection with the Fund or its businesses or concerning any transaction, dispute or the construction, performance or breach of this or any other agreement, whether entered into prior to, on or subsequent to the date hereof, to arbitration in accordance with the provisions set forth below.  Each Member understands that:

(i)           arbitration is final and binding on the parties;

(ii)           the parties are waiving their rights to seek remedies in court, including the right to jury trial;

(xii)           pre-arbitration discovery is generally more limited than and different from court proceedings;

(xiii)           the arbitrator’s award is not required to include factual findings or legal reasoning and a party’s right to appeal or to seek modification of rulings by arbitrators is strictly limited; and

(xiv)           a panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

(c)           All controversies referred in this Section 8.6 shall be determined at the election of the Fund by arbitration before an arbitration panel convened by The Financial Industry Regulatory Authority, to the fullest extent permitted by law.  The parties may also select any national securities exchange’s arbitration forum upon which a party is legally required to arbitrate the controversy, to the fullest extent permitted by law.  Such arbitration shall be governed by the rules of the organization convening the panel, to the fullest extent permitted by law.  Judgment on any award of any such arbitration may be entered in the Supreme Court of the State of New York or in any other court having jurisdiction over the party or parties against whom such award is rendered.  Each Member agrees that the determination of the arbitrators shall be binding and conclusive upon them.

(d)           No Member shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action unless and until:  (i) the class certification is denied; (ii) the class is decertified; or (iii) the Member is excluded from the class by the court.  The forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this Agreement except to the extent stated herein.

Section  8.7      Not for Benefit of Creditors.  The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members, Managers, Partners Group and the Fund.  This Agreement is not intended for the benefit of non-Member creditors and no rights are granted to non-Member creditors under this Agreement.

Section  8.8      Consents.  Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Fund.

Section  8.9      Merger and Consolidation.

(a)           The Fund may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities (as defined in Section 18-209(a) of the Delaware Act) pursuant to an agreement of merger or consolidation which has been approved in the manner contemplated by Section 18-209(b) of the Delaware Act.

(b)           Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with Section 18-209(b) of the Delaware Act may, to the extent permitted by Section 18-209(b) of the Delaware Act:  (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability company agreement for the Fund if it is the surviving or resulting limited liability company in the merger or consolidation, or (iii) provide that the limited liability company agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company agreement of the surviving or resulting limited liability company.

Section  8.10       Confidentiality.

(a)           A Member may obtain from the Fund, for any purpose reasonably related to the Member’s Units, certain confidential information regarding the business affairs or assets of the Fund as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location, and at whose expense) established by the Board of Managers (the “Confidential Information”).

(b)           Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other person the name or address (whether business, residence or mailing) of any Member or any other Confidential Information without the prior written consent of the Board of Managers, which consent may be withheld in its sole discretion.

(c)           Each Member recognizes that in the event that this Section 8.10 is breached by any Member or any of its principals, partners, members, directors, officers, employees or agents or any of its Affiliates, including any of such Affiliates’ principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Members and the Fund.  Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Fund may be entitled, such Members and the Fund also shall have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys’ fees and other litigation expenses incurred in connection therewith.

(d)           Notwithstanding anything to the contrary in this Agreement, the Fund shall have the right to keep confidential from the Members for such period of time as it deems reasonable any information which the Board of Managers reasonably believes to be in the nature of trade secrets or other information the disclosure of which the Board of Managers in good faith believes is not in the best interest of the Fund or could damage the Fund or its business or which the Fund is required by law or by agreement with a third party to keep confidential.

(e)           Notwithstanding anything in the foregoing or anything else contained in this Agreement to the contrary, except as reasonably necessary to comply with applicable securities and tax laws, each Member (and any employee, representative or other agent thereof) shall not disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the offering and ownership of Units (including the tax treatment and tax structure of any Fund or Master Fund transactions) and any transaction described in this Agreement and all materials of any kind (including opinions and other tax analyses) that are provided to such Member relating to such tax treatment and tax structure.  For this purpose, “tax structure” means any facts relevant to the federal income tax treatment of the offering and ownership of Units (including the tax treatment and tax structure of any Fund or Master Fund transactions) and any transaction described in this Agreement, and does not include information relating to the identity of the Fund or its Affiliates.  Nothing in this paragraph shall be deemed to require the Fund to disclose to any Member any information that the Fund is permitted or is required to keep confidential in accordance with this Agreement or otherwise.

Section  8.11        Certification of Non-Foreign Status.  Each Member or Transferee of Units from a Member that is admitted to the Fund in accordance with this Agreement shall certify, upon admission to the Fund and at such other time thereafter as the Board of Managers may request, whether he or she is a “United States Person” within the meaning of Section 7701(a)(30) of the Code on forms to be provided by the Fund, and shall notify the Fund within 30 days of any change in such Member’s status.  Any Member who shall fail to provide such certification when requested to do so by the Board of Managers may be treated as a non-United States Person for purposes of U.S. Federal tax withholding.

Section  8.12        Severability.  If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law.  If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

Section  8.13        Entire Agreement.  This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.  It is hereby acknowledged and agreed that, to the extent permitted by applicable law, the Fund, without the approval of any Member, may enter into written agreements with Members affecting the terms hereof or of any application in order to meet certain requirements of such Members.  The parties hereto agree that any terms contained in any such agreement with a Member shall govern with respect to such Member notwithstanding the provisions of this Agreement or of any subscription agreement.

Section  8.14        Discretion.  Notwithstanding anything to the contrary in this Agreement or any agreement contemplated herein or in any provisions of law or in equity, to the fullest extent permitted by law, whenever in this Agreement a person is permitted or required to make a decision (i) in its “sole discretion” or “discretion” or under a grant of similar authority or latitude, such person shall be entitled to consider only such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Fund or the Members, or (ii) in its “good faith” or under another express standard, then such person shall act under such express standard and shall not be subject to any other or different standard imposed by this Agreement or any other agreement contemplated herein or by relevant provisions of law or in equity or otherwise.

Section  8.15        Counterparts.  This Agreement may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the same counterpart.

Section  8.16        THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE ARBITRATION CLAUSES SET FORTH IN SECTION 8.6 ON PAGES 31 AND 32 AND THE CONFIDENTIALITY CLAUSES SET FORTH IN SECTION 8.10 ON PAGES 32 AND 33.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

PARTNERS GROUP (USA) INC.,

By:	Name: Title:

ADDITIONAL MEMBERS:

Each person who has signed or has had signed on its behalf a Member Signature Page, which shall constitute a counterpart hereof.

MANAGERS:

The undersigned hereby acknowledges that it understands and agrees to the provisions of this Agreement pertaining to the obligations of Managers.

By:	Manager

By:	Manager

By:	Manager

STATEMENT OF ADDITIONAL INFORMATION

SUBJECT TO COMPLETION

Partners Group Private Real Estate, LLC

Dated [___________], 2011

c/o Partners Group (USA) Inc.
450 Lexington Avenue
39th Floor
New York, NY  10017
Limited Liability Company Units

[toll-free number]

This Statement of Additional Information (“SAI”) is not an offering memorandum.  This SAI relates to and should be read in conjunction with the confidential private placement memorandum (the “Memorandum”) of Partners Group Private Real Estate, LLC (the “Fund”) dated [___________], 2011, as it may be further amended or supplemented from time to time.  A copy of the Memorandum may be obtained without charge by contacting the Fund at the telephone number or address set forth above.

The information in this SAI is not complete and may be changed.  This SAI is not an offer to sell units of limited liability company interests in the Fund (“Units”) and is not soliciting an offer to buy the Units in any state where the offer or sale is not permitted.

Capitalized terms not otherwise defined herein have the same meaning set forth in the Memorandum.

TABLE OF CONTENTS

Page
INVESTMENT POLICIES AND PRACTICES	[●]
FUNDAMENTAL POLICIES	[●]
ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF THE MASTER FUND AND THE PORTFOLIO FUNDS AND RELATED RISKS	[●]
BOARDS OF MANAGERS AND OFFICERS	[●]
CODES OF ETHICS	[●]
INVESTMENT MANAGEMENT AND OTHER SERVICES	[●]
BROKERAGE	[●]
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL	[●]
CUSTODIAN	[●]
PROXY VOTING POLICIES AND PROCEDURES	[●]
CONTROL PERSONS AND PRINCIPAL UNITHOLDERS	[●]

INVESTMENT POLICIES AND PRACTICES

The investment objective of the Fund and Partners Group Private Real Estate (Master Fund), LLC  (the “Master Fund”), in which the Fund will invest all or substantially all of its assets, as well as the principal investment strategies of the Master Fund and the principal risks associated with such investment strategies, are set forth in the Memorandum.  Certain additional information regarding the investment program of the Fund and the Master Fund is set forth below.

FUNDAMENTAL POLICIES

The Fund’s fundamental policies, which are listed below, may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund.  At the present time the Units are the only outstanding voting securities of the Fund.  As defined by the Investment Company Act of 1940, as amended (the “Investment Company Act”), the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of the Members of the Fund, duly called, (i) of 67% or more of the Units  represented at such meeting, if the holders of more than 50% of  the  outstanding  Units  are  present  in  person  or represented by proxy or (ii) of more than 50% of the outstanding Units, whichever is less.  The Master Fund has adopted substantially similar fundamental policies to those of the Fund, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Master Fund, which are its limited liability company interests (the “Master Fund Interests”).  No other policy is a fundamental policy of the Fund or the Master Fund, except as expressly stated.  Within the limits of the fundamental policies of the Fund and the Master Fund, the management of the Fund and the Master Fund has reserved freedom of action.  The Fund may not:

(1)
Issue any senior security, except to the extent permitted by Section 18 of the Investment Company Act, as interpreted, modified, or otherwise permitted by the Securities and Exchange Commission (the “SEC”) or any other applicable authority.

(2)
Borrow money, except to the extent permitted by Section 18 of the Investment Company Act, as interpreted, modified, or otherwise permitted by the SEC or any other applicable authority.  This investment restriction does not apply to borrowings from affiliated investment companies or other affiliated persons of the Fund to the extent permitted by the Investment Company Act, the SEC or any other applicable authority.

(3)
Underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended (the “Securities Act”), in connection with the disposition of its portfolio securities.

(4)
Make loans, except through purchasing fixed-income securities (including whole loans, whether senior or subordinated, “PIK” securities, other mezzanine securities or participations in any of the foregoing), lending portfolio securities, or entering into repurchase agreements in a manner consistent with the investment policies of the Fund, or as otherwise permitted under the Investment Company Act.  This investment restriction does not apply to loans to affiliated investment companies or other affiliated persons of the Fund to the extent permitted by the Investment Company Act, the SEC or any other applicable authority.

1

(5)	Purchase, hold or deal in real estate, except to the extent permitted by the Investment Company Act, as interpreted, modified, or otherwise permitted by the SEC or any other applicable authority.

(6)
Invest in commodities and commodity contracts, except that the Fund (i) may purchase and sell non-U.S. currencies, options, swaps, futures and forward contracts, including those related to indexes, options and options on indexes, as well as other financial instruments and contracts that are commodities or commodity contracts, (ii) may also purchase or sell commodities if acquired as a result of ownership of securities or other instruments, (iii) may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts, and (iv) may make such investments as otherwise permitted by the Investment Company Act.

(7)
Invest 25% or more of the value of its total assets in the securities of issuers that Partners Group determines are engaged in any single industry, except that U.S. government securities and repurchase agreements collateralized by U.S. government securities may be purchased without limitation and except that the Fund will invest at least 25% or more of the value of its total assets in the securities of issuers that Partners Group determines are principally engaged in real estate activities.  This investment restriction does not apply to investments by the Fund or the Master Fund in Portfolio Funds or the Fund’s investment in the Master Fund (or in another comparable investment pool).

With respect to these investment restrictions and other policies described in this SAI or the Memorandum, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.  The Fund’s and the Master Fund’s investment policies and restrictions do not apply to the activities and the transactions of the Portfolio Funds, but will apply to investments made by the Fund directly (or any account consisting solely of the Fund’s assets). While neither the Fund nor the Master Fund has any specific limits on its portfolio turnover, due to the nature of their investment strategies they are not expected to have significant turnover.

The investment objective of the Fund is not a fundamental policy of the Fund and may be changed by the Board of Managers of the Fund (the “Board”) without the vote of a majority (as defined by the Investment Company Act) of the Fund’s outstanding Units.  Similarly, the investment objective of the Master Fund is not a fundamental policy of the Master Fund and may be changed by the Board of Managers of the Master Fund (the “Master Fund Board”) without the vote of a majority of the Master Fund’s outstanding Master Fund Interests.

2

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF THE MASTER FUND
AND THE PORTFOLIO FUNDS AND RELATED RISKS

As discussed in the Memorandum, the Fund pursues its investment objective by investing all or substantially all of its assets in Master Fund Interests. The Master Fund in turn invests its assets in (i) private investments directly in select properties and real estate assets (“Direct Investments”); (ii) interests in existing pooled real estate investment vehicles (“Portfolio Funds”) managed by third-party managers (“Portfolio Fund Managers”) that are acquired from investors in the secondary markets (“Secondary Investments”); and (iii) interests that are directly acquired from Portfolio Funds (“Primary Investments”).   This section provides additional information about various types of investments and investment techniques that may be employed by Portfolio Funds in which the Master Fund invests, or by the Master Fund.  Many of the investments and techniques described in this section may be based in part on the existence of a public market for the relevant securities. To that extent, such investments and techniques are not expected to represent the principal investments or techniques of the majority of the Portfolio Funds, or of the Master Fund; however, there is no limit on the types of investments the Portfolio Funds may make and certain Portfolio Funds may use such investments or techniques extensively. Similarly, there are few limits on the types of investments the Master Fund may make. Accordingly, the descriptions in this section cannot be comprehensive.  Any decision to invest in the Fund should take into account (i) the possibility that the Portfolio Funds may make virtually any kind of investment, (ii) that the Master Fund has similarly broad latitude in the kinds of investments it may make (subject to the fundamental policies described above), and (iii) that all such investments will be subject to related risks, which can be substantial.

Real Estate Investment Types

The Master Fund will focus on making three main investment types through which real estate assets can be accessed: direct investments, secondary investments, and, to a lesser degree, primary investments.

▪
Direct investments: direct investments are private investments directly in select properties and real estate assets, including in transactions with Partners Group's investment partners. Successful direct investing requires a broad real estate network, quality deal flow and the ability to critically and efficiently evaluate each opportunity. Direct investments may vary in duration, but usually are exited within two to six years. The main benefits of direct investments are that they offer greater control and a greater ability to customize.

▪
Secondary investments: secondary investments are interests in existing real estate funds or portfolios that are acquired from investors in the secondary markets. These investments may offer shorter holding periods, more certain cash flows and mitigate the J-curve effect, particularly where the portfolio is already invested when acquired.

3

▪
Primary investments: primary investments are interests that are directly acquired from a pooled real estate investment vehicle. Most commonly, primary investors subscribe for interests during an initial fundraising period, following which the fund is closed. Each investor's subscription represents a capital commitment, which is subsequently used to finance investments in numerous individual properties. The fund's investments are usually unknown at the time of commitment, and investors typically have very little or no ability to influence the investments that are made during the life of the fund. Therefore, primary investors must make a judgment whether or not to invest based on the expertise of the manager. Accordingly, an accurate assessment of the manager’s capabilities (based on thorough due diligence) is essential for investment success. Such funds are usually organized as limited partnerships and often have durations of eight to ten years. While this category of investments provides full upside to investors as investment is made at the time when the fund is launched, investors also have greater J-curve exposure.

Security type. Real estate assets may be financed using a variety of securities at different levels of the capital structure, including equity, mezzanine, and senior debt. The instruments employed may take numerous forms, such as shares, partnership interests, bonds, loans, mortgages, etc. In addition, real estate securities are frequently repackaged and securitized as commercial mortgage backed securities, or otherwise used as the basis for derivative instruments. Each of these securities offers distinct risk/reward profiles, which investors may use to achieve their portfolio objectives.

Additional Methods of Investing in Portfolio Funds; Withdrawal from the Master Fund

The Master Fund will typically invest directly in a Portfolio Fund by purchasing an interest in such Portfolio Fund.  There may be situations, however, where a Portfolio Fund is not open or available for direct investment by the Master Fund or where Partners Group elects for other reasons to invest indirectly in a Portfolio Fund (including, without limitation, restrictions of the Investment Company Act).  On occasions where Partners Group determines that an indirect investment is the most effective or efficient means of gaining exposure to a Portfolio Fund, the Master Fund may invest in a Portfolio Fund indirectly, such as by purchasing a structured note or entering into a swap or other contract paying a return tied to the return of a Portfolio Fund.  In the case of a structured note or a swap, a counterparty would agree to pay to the Master Fund a return based on the return of the Portfolio Fund, in exchange for consideration paid by the Master Fund equivalent to the cost of purchasing an ownership interest in the Portfolio Fund.  Indirect investment through a swap or similar contract in a Portfolio Fund carries with it the credit risk associated with the counterparty.  Indirect investments will generally be subject to transaction and other fees, which will reduce the value of the Master Fund’s, and therefore the Fund’s, investment.  There can be no assurance that the Master Fund’s indirect investment in a Portfolio Fund will have the same or similar results as a direct investment in the Portfolio Fund, and the Master Fund’s, and therefore the Fund’s, value may decrease as a result of such indirect investment.  When the Master Fund makes an indirect investment in a Portfolio Fund by investing in a structured note, swap, or other contract intended to pay a return equal to the total return of such Portfolio Fund, such investment by the Master Fund may be subject to additional regulations.

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In the event that the Board determines that it is in the best interest of the Fund, the Board may elect to withdraw all of the Fund’s assets from the Master Fund.  Following any such withdrawal, or the dissolution of the Master Fund, the Board may elect, subject to any necessary approval of the Members pursuant to the Investment Company Act, to invest in another pooled investment entity, retain Partners Group to manage the Fund’s assets in accordance with its investment objective, or dissolve the Fund.  Any withdrawal by the Fund of its Master Fund Interest will be subject to the Master Fund’s determination to repurchase Master Fund Interests.  The Fund’s investment performance may be adversely affected by a withdrawal of its assets from the Master Fund.

Equity Securities

The Master Fund’s and/or a Portfolio Fund’s portfolio may include investments in common stocks, preferred stocks, and convertible securities of U.S. and foreign issuers.  The Master Fund and/or a Portfolio Fund also may invest in depositary receipts relating to foreign securities.  Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities. Given the private real estate focus of the Fund and the Master Fund, there is expected to be no liquid market for a majority of such investments.

Common Stock

Common stock or other common equity issued by a corporation or other entity generally entitles the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claims of shareholders, after making required payments to holders of the entity’s preferred stock and other senior equity.  Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stock

Preferred stock or other preferred equity generally has a preference as to dividends and, in the event of liquidation, to an issuer’s assets, over the issuer’s common stock or other common equity, but it ranks junior to debt securities in an issuer’s capital structure.  Preferred stock generally pays dividends in cash or additional shares of preferred stock at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are generally payable only if declared by the issuer’s board of directors.  Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid.  Preferred stock may also be subject to optional or mandatory redemption provisions.

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Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stock, or other securities that may be converted into or exchanged for a specified amount of common equity of the same or different issuer within a specified period of time at a specified price or based on a specified formula.  In many cases, a convertible security entitles the holder to receive interest or a dividend that is generally paid or accrued until the convertible security matures or is redeemed, converted, or exchanged.  Convertible securities have unique investment characteristics in that they generally: (i) have higher yields (i.e., rates of interest or dividends) than common stocks, but lower yields than comparable non-convertible securities; (ii) are less subject to fluctuation in value than the underlying common stock into which they are convertible due to their fixed-income characteristics; and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. The Master Fund’s and/or the Portfolio Funds’ investments in convertible securities are expected to primarily be in private convertible securities, but may be in public convertible securities.

The value of a convertible security is primarily a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (determined by reference to the security’s anticipated worth, at market value, if converted into the underlying common stock).  The investment value of a convertible security is influenced by changes in interest rates, with investment value typically declining as interest rates increase and increasing as interest rates decline.  The credit standing of the issuer and other factors may also increase or decrease the convertible security’s value.  If the conversion value is low relative to the investment value, the convertible security is valued principally by reference to its investment value.  To the extent the value of the underlying common stock approaches or exceeds the conversion value, the convertible security will be valued increasingly by reference to its conversion value.  Generally, the conversion value decreases as the convertible security approaches maturity. Where no market exists for a convertible security and/or the underlying common stock, such investments may be difficult to value. A public convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

A convertible security may in some cases be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.  If a convertible security is called for redemption, the holder will generally have a choice of tendering the security for redemption, converting it into common stock prior to redemption, or selling it to a third party.  Any of these actions could have a material adverse effect and result in losses to the Master Fund and the Fund.

Derivative Instruments

Although not a principal investment strategy, the Master Fund or the Portfolio Funds may use financial instruments known as derivatives.  A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (such as interest rates or currency exchange rates), security, commodity, or other asset.  Following are descriptions of certain derivatives that the Portfolio Funds may use. The same descriptions apply to the Master Fund, mutatis mutandis, to the extent that it engages in derivatives transactions.  Certain risks associated with derivatives are described under “INVESTMENT RELATED RISKS—Derivative Instruments” in the Memorandum.

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Options and Futures

A Portfolio Fund may utilize options contracts, futures contracts, and options on futures contracts.  It also may use so-called “synthetic” options or other derivative instruments written by broker-dealers or other financial intermediaries.  Options transactions may be effected on securities exchanges or in the over-the-counter market.  When options are purchased over-the-counter, the Portfolio Fund’s portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract.  Such options may also be illiquid and, in such cases, a Portfolio Fund may have difficulty closing out its position.  Over-the-counter options purchased and sold by the Portfolio Fund also may include options on baskets of specific securities.

A Portfolio Fund may purchase call and put options on specific securities or currencies, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective.  A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option.  A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.

A covered call option is a call option with respect to which a Portfolio Fund owns the underlying security.  The sale of such an option exposes the Portfolio Fund, during the term of the option, to possible loss of opportunity to realize appreciation in the market price of the underlying security and to the possibility that it might hold the underlying security in order to protect against depreciation in the market price of the security during a period when it might have otherwise sold the security.  The seller of a covered call option assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option.  The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option.

A covered put option is a put option with respect to which the seller has a short position in the underlying security.  The seller of a covered put option assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option.  If the seller of the put option owns a put option covering an equivalent number of shares with an exercise price equal to or greater than the exercise price of the put written, the position is “fully hedged” if the option owned expires at the same time or later than the option written.  The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option.  The seller of a put option may also be required to place cash or liquid securities in a segregated account to ensure compliance with its obligation to purchase the underlying security.  The sale of such an option exposes the Portfolio Fund during the term of the option to a decline in price of the underlying security while depriving the Portfolio Fund of the opportunity to invest the segregated assets.

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A Portfolio Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security.  The Portfolio Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof.  To close out a position as a purchaser of an option, the Portfolio Fund would generally make a similar “closing sale transaction,” which involves liquidating its position by selling the option previously purchased.  However, if deemed advantageous, the Portfolio Fund would be entitled to exercise the option.

A Portfolio Fund may enter into stock futures contracts, interest rate futures contracts, and currency futures contracts in U.S. domestic markets or on exchanges located outside the United States.  Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States.  Foreign markets, however, may have greater risk potential than domestic markets.  For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract.  Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges and those that are not.  Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the U.S. Commodity Futures Trading Commission (the “CFTC”).  Therefore, the CFTC does not have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country.  Moreover, such laws or regulations will vary depending on the foreign country in which the transaction occurs.  For these reasons, the Portfolio Funds may not be afforded certain of the protections that apply to domestic transactions, including the right to use domestic alternative dispute resolution procedures.  In particular, funds received from customers to margin foreign futures transactions may not be provided the same protections as funds received to margin futures transaction on domestic exchanges.  In addition, the price of any foreign futures or option contract and, therefore, the potential profit and loss resulting from that contract, may be affected by any fluctuation in the foreign exchange rate between the time the order is placed and the foreign futures contract is liquidated or the foreign option contract is liquidated or exercised.

In addition to futures contracts traded on U.S. domestic markets or exchanges that are regulated by the CFTC or on foreign exchanges, Portfolio Funds may also trade certain futures either over-the-counter or on trading facilities such as derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the CFTC.  In addition, certain single stock futures and narrow based security index futures may be traded over-the-counter or on trading facilities such as contract markets, derivatives transaction execution facilities and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC or on foreign exchanges.

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Trading in futures involves risk of loss to the Portfolio Fund that could materially adversely affect the net asset value of the Master Fund and the Fund.  No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.  Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day by regulations referred to as “daily price fluctuation limits” or “daily limits.”  Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio Fund to substantial losses, which may result in losses to the Master Fund and the Fund.  In addition, the CFTC and various exchanges impose speculative position limits on the number of positions that each Portfolio Fund may indirectly hold or control in certain particular futures or options contracts.  Many of the major U.S. exchanges have eliminated speculative position limits and have substituted position accountability rules that would permit the Portfolio Funds to trade without restriction as long as such Portfolio Funds can demonstrate the positions acquired were not acquired for the purpose of manipulating the market.

Successful use of futures by a Portfolio Fund depends on its ability to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

The prices of all derivative instruments, including futures and options prices, are highly volatile.  Price movements of forward contracts, futures contracts, and other derivative contracts in which a Portfolio Fund may invest are influenced by, among other things: interest rates; changing supply and demand relationships; trade, fiscal, monetary, and exchange control programs and policies of governments; and national and international political and economic events and policies.  In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those currencies and interest rate related futures and options.  Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations.  Portfolio Funds are also subject to the risk of the failure of any of the exchanges on which their positions trade or of their clearinghouses.

A stock index future obligates a Portfolio Fund to pay, or entitles it to receive, an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.  An interest rate future obligates a Portfolio Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.  A currency future obligates a Portfolio Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

Call and Put Options on Securities Indexes

A Portfolio Fund may purchase and sell call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue its investment objectives.  A stock index fluctuates with changes in the market values of the stocks included in the index.  Accordingly, successful use by a Portfolio Fund of options on stock indexes will be subject the ability to correctly predict movements in the direction of the stock market generally or of a particular industry or market segment.  This requires different skills and techniques than predicting changes in the price of individual stocks.

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Yield Curve Options

A Portfolio Fund may enter into options on the yield “spread” or differential between two securities.  Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments.  Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.  The trading of yield curve options is subject to all of the risks associated with the trading of other types of options.  In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Rights and Warrants

A Portfolio Fund may invest in rights and warrants.  Rights (sometimes referred to as “subscription rights”) and warrants may be purchased separately or may be received as part of a distribution in respect of, or may be attached to, other securities that a Portfolio Fund has purchased.  Rights and warrants are securities that give the holder the right, but not the obligation, to purchase equity securities of the company issuing the rights or warrants, or a related company, at a fixed price either on a date certain or during a set period.  Typically, rights have a relatively short term (e.g., two to four weeks), whereas warrants can have much longer terms.  At the time of issue, the cost of a right or warrant is substantially less than the cost of the underlying security itself.

Particularly in the case of warrants, price movements in the underlying security are generally magnified in the price movements of the warrant.  This effect would enable a Portfolio Fund to gain exposure to the underlying security with a relatively low capital investment but increases the Portfolio Fund’s risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant.  In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security.  If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value.  The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant, which may result in losses to the Master Fund and the Fund.  Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment.  The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof.  Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer.

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Swaps

A Portfolio Fund may enter into equity, interest rate, index, currency rate, total return and/or other types of swap agreements.  These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if a Portfolio Fund had invested directly in the asset that yielded the desired return.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year.  In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index).

Interest Rate, Mortgage and Credit Swaps

A Portfolio Fund may enter into interest rate swaps.  Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.  Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest.  The notional principal amount, however, is tied to a reference pool or pools of mortgages.  Credit swaps involve the receipt of floating or fixed note payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events.

Equity Index Swaps

A Portfolio Fund may enter into equity index swaps.  Equity index swaps involve the exchange by a Portfolio Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities that usually includes dividends.  A Portfolio Fund may purchase cash-settled options on equity index swaps.  A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date.  These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

Currency Swaps

A Portfolio Fund may enter into currency swaps for both hedging and non-hedging purposes.  Currency swaps involve the exchange of rights to make or receive payments in specified foreign currencies.  Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency.  Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.  The use of currency swaps is a highly specialized activity that involves special investment techniques and risks.  Incorrect forecasts of market values and currency exchange rates can materially adversely affect the Portfolio Fund’s performance.  If there is a default by the other party to such a transaction, the Portfolio Fund will have contractual remedies pursuant to the agreements related to the transaction.

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Total Return Swaps

A Portfolio Fund may enter into total return swaps.  In a total return swap, one party pays a rate of interest in exchange for the total rate of return on another investment.  For example, if a Portfolio Fund wished to invest in a senior loan, it could instead enter into a total return swap and receive the total return of the senior loan, less the “funding cost,” which would be a floating interest rate payment to the counterparty.

Swaptions

A Portfolio Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as “swaptions.”  A swaption is an option to enter into a swap agreement.  Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms.  The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed upon terms.

Certain swap agreements into which a Portfolio Fund enters may require the calculation of the obligations of the parties to the agreements on a “net basis.”  Consequently, the Portfolio Fund’s current obligations (or rights) under such swap agreements generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  The risk of loss with respect to swaps consists of the net amount of the payments that the Portfolio Fund is contractually obligated to make.  If the other party to a swap defaults, the Portfolio Fund’s risk of loss consists of the net amount of the payments that the Portfolio Fund contractually is entitled to receive.

Distressed Securities

A Portfolio Fund may invest in debt or equity securities of domestic and foreign issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, or that are involved in bankruptcy or reorganization proceedings.  Investments of this type may involve substantial financial and business risks that can result in substantial or at times even total losses.  Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers.  Such investments also may be adversely affected by state and federal laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability, and a bankruptcy court’s power to disallow, reduce, subordinate, or disenfranchise particular claims.  The market prices of such securities are also subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and ask prices of such securities may be greater than those prevailing in other securities markets.  It may take a number of years for the market price of such securities to reflect their intrinsic value.  In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied), or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Portfolio Fund of the security in respect to which such distribution was made.

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BOARDS OF MANAGERS AND OFFICERS

The business operations of the Fund are managed and supervised under the direction of the Board, subject to the laws of the State of Delaware and the Fund’s limited liability company agreement (“LLC Agreement”).  The business operations of the Master Fund are managed and supervised under the direction of the Master Fund Board, subject to the laws of the State of Delaware and the Master Fund’s limited liability company agreement (“Master Fund LLC Agreement”).  The Board and the Master Fund Board each has overall responsibility for the management and supervision of the business affairs of the applicable fund on behalf of its members, including the authority to establish policies regarding the management, conduct and operation of its business.  The Board and the Master Fund Board each exercise the same powers, authority and responsibilities on behalf of the applicable fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.  The officers of the Fund and the Master Fund conduct and supervise the daily business operations of the applicable fund.

The members of the Board and the Master Fund Board (each, a “Manager”) are not required to contribute to the capital of the Fund or the Master Fund or to hold interests therein.  A majority of Managers of each of the Board and the Master Fund Board are not “interested persons” (as defined in the Investment Company Act) of either the Fund or the Master Fund (collectively, the “Independent Managers”).

The identity of Managers of the Board and the Master Fund Board and officers of the Fund and the Master Fund, and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years is set forth below.

The Managers serve on the Board or the Master Fund Board for terms of indefinite duration.  A Manager’s position in that capacity will terminate if the Manager is removed or resigns or, among other events, upon the Manager’s death, incapacity, retirement or bankruptcy.  A Manager may resign upon written notice to the other Managers of the applicable fund, and may be removed either by (i) the vote of at least two-thirds of the Managers of the applicable fund not subject to the removal vote or (ii) the vote of members of the applicable fund holding not less than two-thirds of the total number of votes eligible to be cast by all members of the applicable fund.  In the event of any vacancy in the position of a Manager, the remaining Managers of the applicable fund may appoint an individual to serve as a Manager so long as immediately after the appointment at least two-thirds of the Managers of such fund then serving have been elected by the members of such fund.  Each of the Board and the Master Fund Board may call a meeting of the applicable fund’s members to fill any vacancy in the position of a Manager of such fund, and must do so if the Managers who were elected by the members of such fund cease to constitute a majority of the Managers then serving on the Board of Managers of such fund.

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INDEPENDENT MANAGERS

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGER

INTERESTED MANAGERS AND OFFICERS

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY MANAGER	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY MANAGER OR OFFICER

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The Board believes that each of the Managers’ experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Managers lead to the conclusion that each Manager should serve in such capacity.  Among the attributes common to all Managers is the ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Managers, Partners Group, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Managers.  A Manager’s ability to perform his or her duties effectively may have been attained through the Manager’s business, consulting,  and public service; experience as a board member of non-profit entities or other organizations; education or professional training; and/or other life experiences.  In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Manager.

[to be added]

Specific details regarding each Manager’s principal occupations during the past five years are included in the table above.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Board.  The Fund, through the Master Fund, has engaged Partners Group to manage the Fund and the Master Fund on a day-to-day basis.  The Board and the Master Fund Board are responsible for overseeing Partners Group and other service providers in the operations of the Fund and the Master Fund in accordance with the provisions of the Investment Company Act, applicable provisions of state and other laws and the LLC Agreement and Master Fund LLC Agreement.  The Board is currently composed of three members, two of whom are Independent Managers.  The Board will meet in-person at regularly scheduled meetings four times each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings.  The Independent Managers have also engaged independent legal counsel to assist them in performing their oversight responsibility.  The Independent Managers will meet with their independent legal counsel in-person prior to and during each quarterly in-person board meeting.  As described below, the Board has established an Audit Committee and a Nominating Committee, and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

[The Board has appointed [*], an Independent Manager, to serve in the role of Chairman.] The Chairman’s role is to preside at all meetings of the Board and to act as liaison with Partners Group, other service providers, counsel and other Managers generally between meetings.  The Chairman serves as a key point person for dealings between management and the Managers.  The Chairman may also perform such other functions as may be delegated by the Board from time to time.  The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Managers and the full Board in a manner that enhances effective oversight.

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The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others.  Risk oversight forms will form of the Board’s general oversight of the Fund and will be addressed as part of various Board and committee activities.  Day-to-day risk management functions are subsumed within the responsibilities of Partners Group and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs.  Partners Group and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Each of Partners Group and other service providers have their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models.  The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects.  The Board will require senior officers of the Fund, including the President, Chief Financial Officer and Chief Compliance Officer (“CCO”) and Partners Group, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management.  The Board and the Audit Committee will also receive regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters.  The Board will also receive reports from certain of the Fund’s other primary service providers on a periodic or regular basis, including the Fund’s custodian, distributor, sub-administrator and securities lending counterparty.  The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees of the Boards of Managers

Audit Committee

The Board has formed an Audit Committee that is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of those financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board.  In performing its responsibilities, the Audit Committee will select and recommend annually to the entire Board a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year, and will review with the firm the scope and results of each audit.  The Audit Committee currently consists of each of the Fund’s Independent Managers.  The Fund had not yet commenced operations as of March 31, 2009.  The Master Fund Board has established an Audit Committee that provides similar functions and currently has the same membership as the Fund’s Audit Committee.

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Nominating Committee

The Board has formed a Nominating Committee that is responsible for selecting and nominating persons to serve as Managers of the Fund.  The Nominating Committee is responsible for both nominating candidates to be appointed by the Board to fill vacancies and for nominating candidates to be presented to Members for election.  In performing its responsibilities, the Nominating Committee will consider candidates recommended by management of the Fund and by Members and evaluate them both in a similar manner, as long as the recommendation submitted by a Member includes at a minimum: the name, address and telephone number of the recommending Member and information concerning the Member’s interests in the Fund in sufficient detail to establish that the Member held Units on the relevant record date; and the name, address and telephone number of the recommended nominee and information concerning the recommended nominee’s education, professional experience, and other information that might assist the Nominating Committee in evaluating the recommended nominee’s qualifications to serve as a manager.  The Nominating Committee may solicit candidates to serve as managers from any source it deems appropriate.  With the Board’s prior approval, the Nominating Committee may employ and compensate counsel, consultants or advisers to assist it in discharging its responsibilities.  The Nominating Committee currently consists of each of the Fund’s Independent Managers.  The Fund had not yet commenced operations as of March 31, 2009. The Master Fund Board has established a Nominating Committee that provides similar functions and currently has the same membership as the Fund’s Nominating Committee.

Manager Ownership of Securities

The Fund has not yet commenced operations.  Therefore, none of the Managers owns Units.

Independent Manager Ownership of Securities

As of [_______], 2011, none of the Independent Managers (or their immediate family members) owned securities of Partners Group, or of an entity (other than a registered investment company) controlling, controlled by or under common control with Partners Group.

Manager Compensation

In consideration of the services rendered by the Independent Managers, the Master Fund will pay each Independent Manager [_____________].  The Fund will bear the cost of this compensation indirectly through its investment in the Master Fund. [The Independent Managers do not receive any pension or retirement benefits.]

Managers that are interested persons will be compensated by Partners Group and/or its affiliates and will not be separately compensated by the Fund or the Master Fund.

The following table sets forth certain information regarding the compensation of the Fund’s Managers, estimated for the current fiscal year ending March 31, 2012.

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Name of Manager	Aggregate Compensation from the Fund	Total Compensation from Funds and Fund Complex Paid to Managers
	$	$
	$	$
	$	$

CODES OF ETHICS

The Fund, the Master Fund and Partners Group each has adopted a code of ethics pursuant to Rule 17j-1 of the Investment Company Act, which is designed to prevent affiliated persons of the Fund, the Master Fund and Partners Group from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund or the Master Fund.  The codes of ethics permit persons subject to them to invest in securities, including securities that may be held or purchased by the Fund or the Master Fund, subject to a number of restrictions and controls.  Compliance with the codes of ethics is carefully monitored and enforced.

The codes of ethics are included as exhibits to the Fund’s registration statement filed with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.  The codes of ethics are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov, and may also be obtained after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC  20549-0102.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Partners Group

[Partners Group (USA) Inc.] (“Partners Group”), a Delaware corporation, serves as the investment adviser to the Master Fund.  Partners Group is registered with the SEC under the Advisers Act.  Subject to the general supervision of the Master Fund Board, and in accordance with the investment objective, policies, and restrictions of the Master Fund, Partners Group is responsible for the management and operation of the Master Fund and the investment of the Master Fund’s assets.  Partners Group provides such services to the Master Fund pursuant to the Investment Management Agreement.

The Investment Management Agreement became effective as of [_____, 2011], and will continue in effect for an initial two-year term.  Thereafter, the Investment Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Master Fund or a majority of the Master Fund Board, and (ii) the vote of a majority of the Independent Managers of the Master Fund, cast in person at a meeting called for the purpose of voting on such approval.  A discussion regarding the basis for the Master Fund Board’s approval of the Investment Management Agreement, or any other investment advisory contracts, will be available in the Master Fund’s next annual or semi-annual report.

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Through its investment in the Master Fund, the Fund will bear a proportionate share of the Investment Management Fee paid by the Master Fund to Partners Group in consideration of the advisory and other services provided by Partners Group to the Master Fund.  Pursuant to the Investment Management Agreement, the Master Fund will pay Partners Group a monthly Investment Management Fee equal to [_____%] on an annualized basis of the greater of (i) the Master Fund’s net asset value and (ii) the Master Fund’s net asset value less cash and cash equivalents plus the total of all commitments made by the Master Fund that have not yet been drawn for investment.  The Investment Management Fee will be paid to Partners Group out of the Master Fund’s assets and will decrease the net profits or increase the net losses of the Master Fund that are credited to or debited against each Master Fund member’s capital account, thereby decreasing the net profits or increasing the net losses of the Fund.  Net asset value means the total value of all assets of the Master Fund, less an amount equal to all accrued debts, liabilities and obligations of the Master Fund; provided that for purposes of determining the Investment Management Fee payable to Partners Group for any month, net asset value will be calculated prior to any reduction for any fees and expenses of the Master Fund for that month, including, without limitation, the Investment Management Fee payable to Partners Group for that month.  The Investment Management Fee will be computed based on the net asset value of the Master Fund as of the last day of each month, and will be due and payable in arrears within fifteen business days after the end of the month.

In addition, at the end of each calendar quarter (and at certain other times), an amount (the “Incentive Allocation”) equal to 10% of the excess, if any, of (i) the allocable share of the net profits of the Master Fund for the relevant period of each person, including the Fund,  that has invested in Master Fund Interests over (ii) the then balance, if any, of that person’s  Loss Recovery Account (as defined below) will be debited from such person’s capital account and credited to a capital account of the Adviser (or, to the extent permitted by applicable law, of an affiliate of the Adviser) in the Master Fund maintained solely for the purpose of being allocated the Incentive Allocation (the “Incentive Allocation Account”).

The Master Fund will maintain a memorandum account for each feeder fund that has invested in Master Fund Interests, including the Fund (each, a “Loss Recovery Account”), which will have an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Master Fund by the amount of the relevant member’s allocable share of the net losses of the Master Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of such member’s allocable share of the net profits of the Master Fund for the quarter.

Partners Group, at its expense, pays the Placement Agent a fee for certain placement agent-related services, including licensing employees of Partners Group as registered representatives of the Placement Agent to facilitate marketing of Units to financial intermediaries.

Partners Group has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby Partners Group has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction-related expenses, extraordinary expenses, the Incentive Allocation and any acquired fund fees and expenses) do not exceed [____%] on an annualized basis (the “Expense Limit”).  For a period not to exceed three years from the date on which a Waiver is made, Partners Group may recoup amounts waived or assumed, provided it is able to effect such recoupment and remain in compliance with the Expense Limit.  The Expense Limitation Agreement has an initial two year term, provided that it may be terminated by Partners Group or the Fund at any time that the Fund would not exceed the Expense Limit without giving effect to any Waiver.

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The Portfolio Management Team

The personnel of Partners Group who currently have primary responsibility for the day-to-day management of the Master Fund’s portfolio (the “Portfolio Management Team”) are [__________].

Other Accounts Managed by the Portfolio Management Team(1)

Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:			Number of Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:
Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts

(1)	As of [_______], 2011.

Conflicts of Interest

Members of the Portfolio Management Team are involved in the management of other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles.  Members of the Portfolio Management Team may manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Fund and the Master Fund and may also be subject to performance-based fees.  The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross trading and the allocation of investment opportunities.

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Partners Group has a fiduciary responsibility to manage all client accounts in a fair and equitable manner.  Partners Group seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner.  To this end, Partners Group has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

Compensation of the Portfolio Management Team

Partners Group is a wholly-owned subsidiary of Partners Group Holding AG (“Partners Group Holding”) and an affiliate of Partners Group AG, the principal operating subsidiary of Partners Group Holding. Partners Group Holding is an employee owned limited liability company. The ownership structure is designed to motivate and retain employees. Current employees own a majority of Partners Group Holding.

The Portfolio Management Team and other employees of Partners Group are compensated with a fixed annual salary, which is typically supplemented by an annual bonus based on individual and team based performance. Key professionals, including the Portfolio Management Team, are additionally compensated through equity participation in Partners Group Holding.

This equity ownership is structured in a manner designed to provide for long-term continuity. Accordingly, the vesting parameters of equity incentives are rather stringent. Any equity or option holder intending to leave the firm has the obligation to render his or her unvested interest back to the company, either in the form of equity shares or options depending upon the extent of ownership interest. As a result, Partners Group believes that members of the Portfolio Management Team have a strong interest to remain with the firm over the long term.

Portfolio Management Team’s Ownership of Securities in the Master Fund

Name of Portfolio Management Team Member: Not Applicable	Dollar Range of Securities Beneficially Owned by Portfolio Management Team member(1): None
(1)	As of [_________], 2011.

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BROKERAGE

It is the policy of each of the Fund and the Master Fund to obtain the best results in connection with effecting its portfolio transactions taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm’s risk in positioning a block of securities.  In most instances, the Master Fund will purchase interests in a Portfolio Fund directly from the Portfolio Fund, and such purchases by the Master Fund may be, but are generally not, subject to transaction expenses.  Nevertheless, the Fund and the Master Fund anticipate that some of their portfolio transactions (including investments in Portfolio Funds by the Master Fund) may be subject to expenses.  The Fund and the Master Fund contemplate that, consistent with the policy of obtaining the best net result, any brokerage transactions of the Fund and the Master Fund may be conducted through affiliates of Partners Group as permitted under the Investment Company Act. Given the private real estate focus of a majority of the Portfolio Funds, significant brokerage commissions are not anticipated to be paid by such funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL

[_____________], has been selected as independent registered public accountants for the Fund and the Master Fund and in such capacity will audit the Fund’s and the Master Fund’s annual financial statements and financial highlights.

Drinker Biddle & Reath LLP, One Logan Square, Ste. 2000, Philadelphia, PA 19103-6996, serves as counsel to the Fund, the Master Fund and the Independent Managers.

Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019-6131, serves as special tax counsel to the Fund and the Master Fund.

CUSTODIAN

UMB Bank, N.A. (the “Custodian”), serves as the primary custodian of the assets of the Fund and the Master Fund, and may maintain custody of such assets with U.S. and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) in accordance with the requirements of Section 17(f) of the Investment Company Act.  Assets of the Fund, the Master Fund and Portfolio Funds are not held by Partners Group, or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. subcustodians in a securities depository, clearing agency or omnibus customer account of such custodian.  The Custodian’s principal business address is 928 Grand Blvd., Kansas City, MO 64106.  The Custodian is an affiliate of UMB Fund Services, Inc., which serves as the Fund’s and the Master Fund’s administrator.

PROXY VOTING POLICIES AND PROCEDURES

The Fund invests all or substantially all of its investable assets in the Master Fund.  The Master Fund invests substantially all of its investable assets in (i) private investments directly in select properties and real estate assets; (ii) interests in existing pooled real estate investment vehicles that are acquired from investors in the secondary markets; and (iii) interests that are directly acquired from pooled real estate investment vehicles.  The Master Fund’s investments do not typically convey traditional voting rights to the holder and the occurrence of corporate governance or other notices for this type of investment is expected to be substantially less than that encountered in connection with registered equity securities. To the extent that the Master Fund receives notices or proxies from Portfolio Funds (or receives proxy statements or similar notices in connection with any other portfolio securities), the Master Fund has delegated proxy voting responsibilities with respect to the Master Fund’s portfolio securities to Partners Group.

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In accordance with the proxy voting policy, Partners Group generally handles proxy proposals as set forth below, provided that Partners Group may deviate from such general guidelines if it reasonably determines that doing so is in the best interest of shareholders/ interest holders in a particular case.

Partners Group will generally vote in support of management’s nominees for the board of directors, and in favor of proposals that support board independence.  Similarly, Partners Group will generally support the recommendation of the relevant board of directors.

Partners Group generally supports proposals designed to maintain or enhance shareholder/interest holder rights and/or value, such as (i) management proposals for approval of stock/interest repurchase programs or stock splits (including reverse splits) and (ii) proposals supporting shareholder/interest holders rights (a) to vote on shareholder/interest holder rights plans (poison pills), (b) to remove supermajority voting provisions and/or (c) to call special meetings and to act by written consent.

Partners Group generally does not support obstacles erected by corporations to prevent mergers or takeovers, as it considers that such actions may depress the corporation’s marketplace value. Accordingly, Partners Group generally votes against management on proposals such as (i) anti-takeover and related provisions that serve to prevent the majority of shareholder/interest holders from exercising their rights or effectively deter appropriate tender offers and other offers; (ii) shareholder/interest holder rights plans (poison pills) that allow the board of directors to block appropriate offers to shareholder/interest holders or which trigger provisions preventing legitimate offers from proceeding; (iii) reincorporation in a jurisdiction which has more stringent anti-takeover and related provisions; (iv) change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholder/interest holders if triggered; and (v) establishment of classified boards of directors.

In addition, Partners Group generally votes against management on proposals such as the following, which have potentially substantial financial or best interest impact: (i) capitalization changes that add “blank check” classes of stock or classes that dilute the voting interests of existing shareholder/interest holders; (ii) amendments to bylaws which would require super-majority shareholder/interest holder votes to pass or repeal certain provisions; (iii) elimination of shareholder/interest holders’ right to call special meetings; (iv) excessive compensation; (v) “other business as properly comes before the meeting” proposals which extend “blank check” powers to those acting as proxy; and (vi) proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

Partners Group evaluates mergers and acquisitions on a case-by-case basis, and will use its discretion to vote in a manner that it believes will maximize shareholder/interest holder value.

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Partners Group is generally in favor of properly constructed equity-based compensation arrangements.  Partners Group will support proposals that provide management with the ability to implement compensation arrangements that are both fair and competitive.  However, Partners Group may oppose management proposals that could potentially significantly dilute shareholder/interest holders’ ownership interests in the corporation, or which it considers unreasonable.

With respect to the wide variety of corporate and social policy issues for which voting may be required, Partners Group generally supports proposals that are designed to enhance the economic value of the issuer, provided such policies are not inconsistent with the principles of socially responsible investing adopted by Partners Group.

Matters arising in respect of Portfolio Fund investments or direct investments (such as proposed changes in partnership agreements, loan agreements, etc.), will be considered on a case-by-case basis. Partners Group will vote on such matters in a manner that is consistent with general policy and principles outlined above. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of Partners Group’s clients, shall be formalized in writing.

The Fund and the Master Fund are required to file Forms N-PX, with their complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year.  The Fund’s and the Master Fund’s Forms N-PX filing are available:  (i) without charge, upon request, by calling the Fund at 1-877-591-4656 or (ii) by visiting the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL UNITHOLDERS

As of [__________], 2011, there were no record or beneficial owners of 5% or more of the Units.

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PART C:
OTHER INFORMATION

Partners Group Private Real Estate, LLC (the “Registrant”)

Item 25.  Financial Statements and Exhibits

(1)	Financial Statements:

Not applicable.

(2)	Exhibits

(a)(1)	See Appendix A.

(a)(2)	Certificate of Limited Liability Company is filed herewith.

(b)	Not applicable.

(c)	Not applicable.

(d)	Refer to Exhibit (a)(1).

(e)	Not applicable.

(f)	Not applicable.

(g)	Not applicable.

(h)	Private Placement Agent Agreement to be filed by amendment.

(i)	Not applicable.

(j)	Custody Agreement to be filed by amendment.

(k)(1)	Administration Agreement to be filed by amendment.

(k)(2)	Escrow Agreement to be filed by amendment.

(k)(3)	Expense Limitation Agreement to be filed by amendment.

(l)	Not applicable.

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p)	Subscription Agreement to be filed by amendment.

(q)	Not applicable.

(r)(1)	Code of Ethics of the Registrant to be filed by amendment.

(r)(2)	Code of Ethics of Partners Group (USA) Inc. to be filed by amendment.

Item 26.  Marketing Arrangements

Not applicable.

Item 27.  Other Expenses of Issuance and Distribution of Securities Being Registered*

All figures are estimates:

Registration fees	$[ ]
Legal fees	$[ ]
Printing fees	$[ ]
Blue Sky fees	$[ ]
Accounting fees	$[ ]

Total	$[ ]
* To be filed by amendment.

Item 28.  Persons Controlled by or Under Common Control With Registrant

The Board of Managers of the Fund and Partners Group Private Real Estate (Master Fund), LLC (the “Master Fund”) is identical to the board of managers of certain other pooled investment vehicles (“Other Funds”) that invest in the Master Fund.  In addition, the officers of the Other Funds are substantially identical.  Nonetheless, the Fund takes the position that it is not under common control with the Other Funds since the power residing in the respective boards and officers arises as a result of an official position with the respective funds.

Item 29.  Number of Holders of Securities

Title of Class	Number of Record Holders*
Limited Liability Company Interests	0
* As of August 15, 2011.

Item 30.  Indemnification

Indemnification.

Section 3.7 of the LLC Agreement states:

Indemnification.

a)           To the fullest extent permitted by law, the Fund shall, subject to Section 3.7(b) hereof, indemnify each Manager, former Manager, officer and former officer of the Fund (including for this purpose their executors, heirs, assigns, successors or other legal representatives) from and against all losses, charges, claims, expenses, assessments, damages, costs and liabilities (collectively, “Losses”), including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees and disbursements, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Manager or officer of the Fund, as applicable, or the past or present performance of services to the Fund by such indemnitee, except to the extent such Losses shall have been finally determined in a non-appealable decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance or gross negligence involved in the conduct of such indemnitee’s office. The rights of indemnification provided under this Section 3.7 shall not be construed so as to provide for indemnification of an indemnitee for any Losses (including any liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.7 to the fullest extent permitted by law.  Any manager of the Fund appointed by the Organizational Member prior to the effectiveness of this Agreement shall be deemed to be a “Manager” for purposes of this Section 3.7.

b)           Expenses, including reasonable counsel fees and disbursements, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), shall be paid or reimbursed by the Fund in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Fund amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.7(a) hereof.

c)           Any indemnification or advancement of expenses made pursuant to this Section 3.7 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a final decision on the merits of any court of competent jurisdiction in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Fund or its Members by reason of willful misfeasance or gross negligence involved in the conduct of such indemnitee’s office.

d)           As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Fund or its Members by reason of willful misfeasance or gross negligence involved in the conduct of such indemnitee’s office, indemnification shall be provided pursuant to Section 3.7(a) hereof if (i) approved by a majority of the Managers (excluding any Manager who is seeking indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that the actions or omissions in question were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance or gross negligence involved in the conduct of such indemnitee’s office, or (ii) the Board of Managers secures a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnitee acted in good faith and in the reasonable belief that the actions or omissions in question were in the best interests of the Fund and that such indemnitee is not liable to the Fund or its Members by reason of willful misfeasance or gross negligence involved in the conduct of such indemnitee’s office.

e)           In any suit brought by an indemnitee to enforce a right to indemnification under this Section 3.7 it shall be a defense that, and in any suit in the name of the Fund to recover any indemnification or advancement of expenses made pursuant to this Section 3.7 the Fund shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in this Section 3.7.  In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.7, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.7 shall be on the Fund (or any Member acting derivatively or otherwise on behalf of the Fund or its Members).

f)           An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.7 or to which he, she or it may otherwise be entitled except out of the assets of the Fund, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

g)           The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law.  Nothing contained in this Section 3.7 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of any Manager, officer of the Fund or other person.

h)           To the extent permitted by applicable law, the Servicing Agent, the Placement Agent and the Administrator, and any other party serving as the servicing agent, the placement agent or administrator of the Fund or providing other services to the Fund shall be entitled to indemnification from the Fund upon such terms and subject to such conditions and exceptions, and with such entitlement to have recourse to the assets of the Fund with a view to meeting and discharging the cost thereof as may be provided under the Servicing Agreement, the Placement Agent Agreement, the Administration Agreement or any agreement between any such party and the Fund.

In addition, the Fund’s various agreements with its service providers provide for indemnification.

Item 31.  Business and Other Connections of Investment Adviser

Information as to the directors and officers of the Master Fund’s Adviser, Partners Group (USA) Inc. (the “Adviser”) together with information as to any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each director, executive officer, managing member or partner of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is included in its Form ADV as filed with the Securities and Exchange Commission (File No. 801-68463), and is incorporated herein by reference.

Item 32.  Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of  (1) the Registrant, (2) the Registrant’s Administrator, and (3) the Registrant’s counsel.  The address of each is as follows:

1.	Partners Group Private Real Estate, LLC
c/o Partners Group (USA) Inc.
450 Lexington Avenue, 39th Floor
New York, NY 10017

2.	UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, WI 53233

3.	Drinker Biddle & Reath LLP
One Logan Square, Ste. 2000
Philadelphia, PA  19103-6996

Item 33.  Management Services

Not applicable.

Item 34.  Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York in the State of New York on the 19th  day of August, 2011.

Partners Group Private Real Estate, LLC

By: _/s/ Brooks Lindberg ________
Name: Brooks Lindberg
Title:  President

By: _/s/ Shusmita Chowdhury _____
Name: Shusmita Chowdhury
Title:   CFO

Exhibit Index

(a)(2)        Certificate of Limited Liability Company